UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2008

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

August 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 24, 2008

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2008. As of May 20, 2005, the Strategies invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios (“Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”).

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each). In addition to blending growth and value styles, the strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Wealth Preservation Strategy Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios,

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 7-11 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended August 31, 2008. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-21.

Performance was negative for the Strategies and their benchmarks for both the six- and 12-month periods ended August 31, 2008, with the exception of the Wealth Preservation Strategy’s

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

balanced benchmark, which was up 0.68% for the 12-month period. All of the Strategies’ Class A shares without sales charges underperformed their respective balanced benchmarks for both the six- and 12-month periods. Since the Strategies did not use financial leverage, their performance was not affected by the risk that comes with such investments. With the exception of small-mid cap equities, which posted positive returns for the six-month period, the value and growth Underlying Portfolios were negative for both periods. The underlying growth components outperformed the underlying value components of the Strategies for the 12-month period. A significant decline in the financial sector led to weak returns for both the Strategies and the benchmarks. Fear of a meltdown in the financial sector pummeled equity markets and ballooned into a wholesale flight from risk, where investors showed little regard for investment fundamentals. Security selection among financials was the largest detractor from relative returns.

The diversified approach of the Strategies minimized the decline in overall performance. For example, as stocks faltered, high-quality bonds minimized the portfolios’ losses. The Inflation-Protected Securities Underlying Portfolio provided an important contribution to performance of the Wealth Preservation Strategy for the six- and 12-month periods, while Intermediate Duration Bond helped both the Wealth Preservation and Balanced Wealth Strategies for the 12-month period ended August 31,

2008. The benefits of diversification were also apparent in all three Strategies, as the rebound in small mid-cap Underlying equities during the six-month period mitigated some of the losses accumulated by the large cap stocks. While the market punished global REITs, the performance of the Strategies’ Global REIT Underlying Portfolio for both periods outperformed the broad REIT index, as measured by the FTSE EPRA/NAREIT Global Index, although both the Underlying Portfolio and the Index had negative returns.

Market Review and Investment Strategy

The six- and 12-month periods ended August 31, 2008, were volatile for the global capital markets. U.S. and international stocks declined in the face of concerns about the economy and the credit market. International and domestic growth stocks outperformed value stocks during both periods. For the 12-month period, the bond market generally performed as expected, providing stability during this period of market turmoil. While some sectors suffered, such as high-yield bonds, most ended this period in positive territory.

The Strategies’ Multi-Asset Solutions Team remained focused on its strategy that combines diversifying across asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	-6.17%	-14.86%

Class B	-6.53%	-15.49%

Class C	-6.46%	-15.43%

Advisor Class*	-6.01%	-14.62%

Class R*	-6.38%	-15.17%

Class K*	-6.20%	-14.89%

Class I*	-6.03%	-14.56%

70% S&P 500 Stock Index/30% MSCI EAFE Index	-4.88%	-12.06%

S&P 500 Stock Index	-2.57%	-11.14%

MSCI EAFE Index	-10.18%	-14.41%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/08

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/08) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	-4.58%	-9.49%

Class B	-4.93%	-10.12%

Class C	-4.93%	-10.11%

Advisor Class*	-4.50%	-9.19%

Class R*	-4.72%	-9.75%

Class K*	-4.59%	-9.45%

Class I*	-4.51%	-9.21%

60% S&P 500 Stock Index/40% LB U.S. Aggregate Index	-1.36%	-4.43%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/08

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/08) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Wealth Preservation Strategy
Class A	-3.36%	-4.15%

Class B	-3.71%	-4.85%

Class C	-3.71%	-4.85%

Advisor Class*	-3.14%	-3.86%

Class R*	-3.53%	-4.52%

Class K*	-3.36%	-4.08%

Class I*	-3.22%	-3.86%

30% S&P 500 Stock Index/70% LB U.S. Aggregate Index	-0.54%	0.68%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/08

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Preservation Strategy Class A shares (from 9/2/03* to 8/31/08) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-8.19%	-20.55%

Russell 1000 Value Index	-4.78%	-14.66%

AllianceBernstein U.S. Large Cap Growth Portfolio	-0.84%	-8.06%

Russell 1000 Growth Index	-0.22%	-6.77%

AllianceBernstein Global Real Estate Investment Portfolio	-8.33%	-17.38%

FTSE/EPRA NAREIT Global Index	-9.37%	-18.96%

AllianceBernstein International Value Portfolio	-12.10%	-20.92%

MSCI EAFE Index	-10.18%	-14.41%

AllianceBernstein International Growth Portfolio	-12.30%	-12.46%

MSCI EAFE Growth Index	-9.47%	-10.56%

AllianceBernstein Small-Mid Cap Value Portfolio	2.38%	-6.29%

Russell 2500 Value Index	4.38%	-8.80%

AllianceBernstein Small-Mid Cap Growth Portfolio	6.39%	-5.84%

Russell 2500 Growth Index	3.71%	-5.43%

AllianceBernstein Short Duration Bond Portfolio	-2.00%	-0.40%

Merrill Lynch 1-3 Year Treasury Index	0.25%	6.19%

AllianceBernstein Intermediate Duration Bond Portfolio	-0.79%	3.51%

LB U.S. Aggregate Index	0.18%	5.86%

AllianceBernstein Inflation-Protected Securities Portfolio	0.66%	12.45%

LB 1-10 Year TIPS Index	0.49%	12.34%

AllianceBernstein High-Yield Portfolio	-0.85%	-2.76%

LB U.S. High Yield 2% Issuer Cap Index	0.75%	-0.66%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

† The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

The Underlying Portfolios Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-14.86%	-18.46%
Since Inception*	7.61%	6.69%

Class B Shares
1 Year	-15.49%	-18.77%
Since Inception*	6.83%	6.83%

Class C Shares
1 Year	-15.43%	-16.24%
Since Inception*	6.84%	6.84%

Advisor Class Shares†
1 Year	-14.62%	-14.62%
Since Inception*	7.90%	7.90%

Class R Shares†
1 Year	-15.17%	-15.17%
Since Inception*	5.13%	5.13%

Class K Shares†
1 Year	-14.89%	-14.89%
Since Inception*	4.59%	4.59%

Class I Shares†
1 Year	-14.56%	-14.56%
Since Inception*	4.92%	4.92%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.11%, 1.83%, 1.81%, 0.81%, 1.48%, 1.17% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-31.43%
Since Inception*	3.97%

Class B Shares
1 Year	-31.66%
Since Inception*	4.10%

Class C Shares
1 Year	-29.59%
Since Inception*	4.10%

Advisor Class Shares†
1 Year	-28.22%
Since Inception*	5.13%

Class R Shares†
1 Year	-28.65%
Since Inception*	2.22%

Class K Shares†
1 Year	-28.35%
Since Inception*	0.89%

Class I Shares†
1 Year	-28.14%
Since Inception*	1.20%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-9.49%	-13.34%
Since Inception*	6.49%	5.58%

Class B Shares
1 Year	-10.12%	-13.57%
Since Inception*	5.73%	5.73%

Class C Shares
1 Year	-10.11%	-10.98%
Since Inception*	5.75%	5.75%

Advisor Class Shares†
1 Year	-9.19%	-9.19%
Since Inception*	6.81%	6.81%

Class R Shares†
1 Year	-9.75%	-9.75%
Since Inception*	4.53%	4.53%

Class K Shares†
1 Year	-9.45%	-9.45%
Since Inception*	4.15%	4.15%

Class I Shares†
1 Year	-9.21%	-9.21%
Since Inception*	4.48%	4.48%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.99%, 1.70%, 1.69%, 0.69%, 1.37%, 1.06% and 0.73% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-23.78%
Since Inception*	3.56%

Class B Shares
1 Year	-23.97%
Since Inception*	3.70%

Class C Shares
1 Year	-21.68%
Since Inception*	3.71%

Advisor Class Shares†
1 Year	-20.17%
Since Inception*	4.76%

Class R Shares†
1 Year	-20.59%
Since Inception*	2.35%

Class K Shares†
1 Year	-20.35%
Since Inception*	1.37%

Class I Shares†
1 Year	-20.12%
Since Inception*	1.71%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-4.15%	-8.23%
Since Inception*	4.98%	4.08%

Class B Shares
1 Year	-4.85%	-8.50%
Since Inception*	4.25%	4.25%

Class C Shares
1 Year	-4.85%	-5.77%
Since Inception*	4.23%	4.23%

Advisor Class Shares†
1 Year	-3.86%	-3.86%
Since Inception*	5.29%	5.29%

Class R Shares†
1 Year	-4.52%	-4.52%
Since Inception*	3.64%	3.64%

Class K Shares†
1 Year	-4.08%	-4.08%
Since Inception*	3.59%	3.59%

Class I Shares†
1 Year	-3.86%	-3.86%
Since Inception*	3.89%	3.89%

The Strategy’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.74%, 1.73%, 0.72%, 1.40%, 1.10% and 0.77% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-14.89%
Since Inception*	2.92%

Class B Shares
1 Year	-15.10%
Since Inception*	3.08%

Class C Shares
1 Year	-12.57%
Since Inception*	3.07%

Advisor Class Shares†
1 Year	-10.83%
Since Inception*	4.10%

Class R Shares†
1 Year	-11.41%
Since Inception*	2.38%

Class K Shares†
1 Year	-11.14%
Since Inception*	1.95%

Class I Shares†
1 Year	-10.90%
Since Inception*	2.25%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF AUGUST 31, 2008
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-20.55%
Since Inception*	1.83%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-8.06%
Since Inception*	5.29%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-17.38%
Since Inception*	8.20%

AllianceBernstein International Value Portfolio
1 Year	-20.92%
Since Inception*	10.39%

AllianceBernstein International Growth Portfolio
1 Year	-12.46%
Since Inception*	8.92%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-6.29%
Since Inception*	7.00%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-5.84%
Since Inception*	11.42%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-0.40%
Since Inception*	2.52%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	3.51%
Since Inception*	3.85%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	12.45%
Since Inception*	5.99%

AllianceBernstein High-Yield Portfolio
1 Year	-2.76%
Since Inception*	3.56%

*	Inception dates: 5/20/05 for all Portfolios.

†

These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Underlying Portfolios Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-30.20%
Since Inception*	-1.25%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-23.58%
Since Inception*	1.21%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-27.00%
Since Inception*	5.92%

AllianceBernstein International Value Portfolio
1 Year	-36.30%
Since Inception*	4.83%

AllianceBernstein International Growth Portfolio
1 Year	-32.32%
Since Inception*	3.13%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-15.26%
Since Inception*	4.05%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-22.78%
Since Inception*	6.24%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-2.24%
Since Inception*	2.07%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	-0.19%
Since Inception*	2.82%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	7.91%
Since Inception*	4.89%

AllianceBernstein High-Yield Portfolio
1 Year	-13.60%
Since Inception*	0.70%

*	Inception dates: 5/20/05 for all Portfolios.

†

These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

The Underlying Portfolios Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.29	$5.26	1.08%
Hypothetical**	$1,000	$1,019.71	$5.48	1.08%
Class B
Actual	$1,000	$934.70	$8.75	1.80%
Hypothetical**	$1,000	$1,016.09	$9.12	1.80%
Class C
Actual	$1,000	$935.41	$8.66	1.78%
Hypothetical**	$1,000	$1,016.19	$9.02	1.78%
Advisor Class
Actual	$1,000	$939.86	$3.80	0.78%
Hypothetical**	$1,000	$1,021.22	$3.96	0.78%
Class R
Actual	$1,000	$936.17	$7.01	1.44%
Hypothetical**	$1,000	$1,017.90	$7.30	1.44%
Class K
Actual	$1,000	$938.03	$5.55	1.14%
Hypothetical**	$1,000	$1,019.41	$5.79	1.14%
Class I
Actual	$1,000	$939.73	$3.71	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$954.23	$4.62	0.94%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%
Class B
Actual	$1,000	$950.69	$8.09	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000	$950.73	$8.04	1.64%
Hypothetical**	$1,000	$1,016.89	$8.31	1.64%
Advisor Class
Actual	$1,000	$954.95	$3.15	0.64%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%
Class R
Actual	$1,000	$952.78	$6.43	1.31%
Hypothetical**	$1,000	$1,018.55	$6.65	1.31%
Class K
Actual	$1,000	$954.12	$4.91	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class I
Actual	$1,000	$954.92	$3.24	0.66%
Hypothetical**	$1,000	$1,021.82	$3.35	0.66%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Fund Expenses

FUND EXPENSES

(continued from previous page)

Wealth Preservation Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$966.39	$4.75	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class B
Actual	$1,000	$962.91	$8.24	1.67%
Hypothetical**	$1,000	$1,016.74	$8.47	1.67%
Class C
Actual	$1,000	$962.86	$8.14	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%
Advisor Class
Actual	$1,000	$968.56	$3.27	0.66%
Hypothetical**	$1,000	$1,021.82	$3.35	0.66%
Class R
Actual	$1,000	$964.68	$6.57	1.33%
Hypothetical**	$1,000	$1,018.45	$6.75	1.33%
Class K
Actual	$1,000	$966.39	$4.84	0.98%
Hypothetical**	$1,000	$1,020.21	$4.98	0.98%
Class I
Actual	$1,000	$967.85	$3.17	0.64%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $2,097.1

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 85-181. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-21.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $2,836.2

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 85-181. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-21.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.55%. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $921.2

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 85-181. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-21.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 2.93%. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2008

Wealth Appreciation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 55,394,222)	$513,504,440
AllianceBernstein U.S. Large Cap Growth (shares of 46,005,718)	509,743,351
AllianceBernstein International Growth (shares of 23,936,637)	269,765,896
AllianceBernstein International Value (shares of 25,659,422)	266,088,208
AllianceBernstein Global Real Estate Investment (shares of 21,621,747)	206,703,898
AllianceBernstein Small-Mid Cap Value (shares of 14,910,931)	166,853,317
AllianceBernstein Small-Mid Cap Growth (shares of 13,172,290)	166,234,305

Total investments (cost $2,292,965,151)	2,098,893,415
Receivable for shares of beneficial interest sold	4,915,256

Total assets	2,103,808,671

Liabilities
Payable for shares of beneficial interest redeemed	4,306,720
Advisory fee payable	1,160,688
Distribution fee payable	795,170
Transfer Agent fee payable	158,052
Payable for investments purchased	14,353
Dividends payable	9,850
Accrued expenses	309,496

Total liabilities	6,754,329

Net Assets	$2,097,054,342

Composition of Net Assets
Shares of beneficial interest, at par	$1,573
Additional paid-in capital	2,173,875,133
Undistributed net investment income	9,160,149
Accumulated net realized gain on investment transactions	108,089,223
Net unrealized depreciation on investments	(194,071,736)

$2,097,054,342

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$825,948,556	61,731,494	$13.38	*

B	$291,413,406	22,119,618	$13.17

C	$378,541,394	28,726,289	$13.18

Advisor	$552,027,437	41,076,024	$13.44

R	$16,705,238	1,265,340	$13.20

K	$15,393,060	1,155,576	$13.32

I	$17,025,251	1,269,490	$13.41

*	The maximum offering price per share for Class A shares was $13.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

Balanced Wealth Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 83,869,650)	$813,535,608
AllianceBernstein U.S. Large Cap Growth (shares of 40,510,358)	448,854,763
AllianceBernstein U.S. Value (shares of 46,984,859)	435,549,642
AllianceBernstein Global Real Estate Investment (shares of 28,389,118)	271,399,964
AllianceBernstein International Growth (shares of 19,441,844)	219,109,583
AllianceBernstein International Value (shares of 20,506,583)	212,653,268
AllianceBernstein High Yield (shares of 23,845,637)	211,510,798
AllianceBernstein Small-Mid Cap Value (shares of 10,192,690)	114,056,199
AllianceBernstein Small-Mid Cap Growth (shares of 8,969,571)	113,195,991

Total investments (cost $3,032,941,968)	2,839,865,816
Receivable for shares of beneficial interest sold	7,873,626
Receivable for investments sold	869,396

Total assets	2,848,608,838

Liabilities
Payable for shares of beneficial interest redeemed	9,264,036
Distribution fee payable	1,442,269
Advisory fee payable	1,299,319
Transfer Agent fee payable	64,040
Accrued expenses	316,712

Total liabilities	12,386,376

Net Assets	$2,836,222,462

Composition of Net Assets
Shares of beneficial interest, at par	$2,361
Additional paid-in capital	2,936,109,659
Undistributed net investment income	2,152,030
Accumulated net realized gain on investment transactions	91,034,564
Net unrealized depreciation on investments	(193,076,152)

$2,836,222,462

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,404,045,846	116,607,215	$12.04	*

B	$571,333,314	47,732,828	$11.97

C	$683,988,660	57,095,283	$11.98

Advisor	$113,428,168	9,395,836	$12.07

R	$21,129,061	1,758,378	$12.02

K	$14,144,113	1,176,191	$12.03

I	$28,153,300	2,337,743	$12.04

*	The maximum offering price per share for Class A shares was $12.57 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Statement of Net Assets

Wealth Preservation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 26,403,353)	$256,112,529
AllianceBernstein Short Duration Bond (shares of 27,333,166)	256,111,761
AllianceBernstein Inflation Protected Securities (shares of 8,827,380)	94,806,065
AllianceBernstein Global Real Estate Investment (shares of 9,442,735)	90,272,544
AllianceBernstein U.S. Value (shares of 7,391,877)	68,522,698
AllianceBernstein U.S. Large Cap Growth (shares of 6,121,682)	67,828,233
AllianceBernstein International Growth (shares of 2,891,109)	32,582,802
AllianceBernstein International Value (shares of 3,134,752)	32,507,378
AllianceBernstein Small-Mid Cap Growth (shares of 949,521)	11,982,952
AllianceBernstein Small-Mid Cap Value (shares of 1,033,544)	11,565,355

Total investments (cost $961,216,352)	922,292,317
Receivable for shares of beneficial interest sold	2,867,705

Total assets	925,160,022

Liabilities
Payable for shares of beneficial interest redeemed	2,264,895
Payable for investments purchased	659,916
Distribution fee payable	483,961
Advisory fee payable	429,491
Transfer Agent fee payable	22,397
Accrued expenses	117,256

Total liabilities	3,977,916

Net Assets	$921,182,106

Composition of Net Assets
Shares of beneficial interest, at par	$833
Additional paid-in capital	944,442,267
Undistributed net investment income	1,357,266
Accumulated net realized gain on investment transactions	14,305,775
Net unrealized depreciation on investments	(38,924,035)

$921,182,106

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$444,465,674	40,071,205	$11.09	*

B	$185,022,328	16,776,420	$11.03

C	$246,147,216	22,328,296	$11.02

Advisor	$30,719,314	2,766,000	$11.11

R	$10,044,615	903,999	$11.11

K	$1,792,763	161,692	$11.09

I	$2,990,196	269,701	$11.09

*	The maximum offering price per share for Class A shares was $11.58 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Investment Income
Income distributions from Underlying Portfolios	$77,539,263	$140,152,395	$44,767,943

Expenses
Advisory fee (see Note B)	14,702,238	16,364,238	5,068,550
Distribution fee—Class A	2,723,787	4,546,147	1,314,864
Distribution fee—Class B	3,411,455	6,348,981	1,848,216
Distribution fee—Class C	4,315,373	7,535,016	2,553,084
Distribution fee—Class R	78,669	81,312	49,947
Distribution fee—Class K	39,003	38,026	4,582
Transfer agency—Class A	867,578	1,187,498	293,655
Transfer agency—Class B	420,645	639,300	159,339
Transfer agency—Class C	455,506	642,236	183,603
Transfer agency—Advisor Class	511,265	92,320	19,568
Transfer agency—Class R	38,507	40,301	23,898
Transfer agency—Class K	21,803	20,565	2,027
Transfer agency—Class I	10,530	19,386	1,263
Printing	355,152	341,884	82,513
Registration fees	136,799	179,379	122,348
Custodian	67,869	68,185	67,985
Legal	53,348	54,749	50,401
Trustees’ fees	47,270	46,923	46,819
Audit	40,727	40,446	43,663
Miscellaneous	54,265	72,748	25,960

Total expenses	28,351,789	38,359,640	11,962,285
Less: expense offset arrangement (see Note B)	(71,902)	(78,425)	(21,227)

Net expenses	28,279,887	38,281,215	11,941,058

Net investment income	49,259,376	101,871,180	32,826,885

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares	(1,835,542)	(6,257,577)	(1,179,458)
Net realized gain distributions from Underlying Portfolios	110,916,621	98,963,993	16,021,607
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(524,267,142)	(511,064,843)	(92,209,731)

Net loss on investment transactions	(415,186,063)	(418,358,427)	(77,367,582)

Net Decrease in Net Assets from Operations	$(365,926,687)	$(316,487,247)	$(44,540,697)

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$49,259,376	$28,402,687
Net realized gain (loss) on sale of Underlying Portfolio shares	(1,835,542)	8,512,376
Net realized gain distributions from Underlying Portfolios	110,916,621	31,923,782
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(524,267,142)	165,659,404

Net increase (decrease) in net assets from operations	(365,926,687)	234,498,249
Dividends and Distributions to Shareholders from
Net investment income
Class A	(18,411,685)	(12,404,360)
Class B	(4,705,617)	(4,251,189)
Class C	(5,858,500)	(4,249,662)
Advisor Class	(10,776,194)	(7,245,182)
Class R	(251,308)	(140,945)
Class K	(311,539)	(236,786)
Class I	(427,579)	(395,548)
Net realized gain on investment transactions
Class A	(16,646,987)	(1,534,994)
Class B	(6,496,049)	(735,037)
Class C	(8,087,587)	(734,750)
Advisor Class	(8,542,473)	(802,642)
Class R	(256,751)	(18,108)
Class K	(285,325)	(28,262)
Class I	(341,821)	(43,950)
Transactions in Shares of Beneficial Interest
Net increase	307,740,557	670,810,015

Total increase (decrease)	(139,585,545)	872,486,849
Net Assets
Beginning of period	2,236,639,887	1,364,153,038

End of period (including undistributed net investment income of $9,160,149 and $643,195, respectively)	$2,097,054,342	$2,236,639,887

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$101,871,180	$61,282,111
Net realized gain (loss) on sale of Underlying Portfolio shares	(6,257,577)	2,849,287
Net realized gain distributions from Underlying Portfolios	98,963,993	29,904,234
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(511,064,843)	143,124,607

Net increase (decrease) in net assets from operations	(316,487,247)	237,160,239
Dividends and Distributions to Shareholders from
Net investment income
Class A	(54,784,437)	(32,816,699)
Class B	(18,604,613)	(11,877,652)
Class C	(22,066,025)	(11,955,265)
Advisor Class	(4,299,751)	(3,011,002)
Class R	(481,268)	(141,602)
Class K	(530,916)	(344,110)
Class I	(1,098,836)	(679,882)
Net realized gain on investment transactions
Class A	(16,736,162)	(1,450,878)
Class B	(7,099,006)	(697,389)
Class C	(8,429,518)	(686,158)
Advisor Class	(1,122,553)	(111,072)
Class R	(137,759)	(6,455)
Class K	(158,717)	(17,040)
Class I	(319,054)	(28,730)
Transactions in Shares of Beneficial Interest
Net increase	242,338,392	948,013,774

Total increase (decrease)	(210,017,470)	1,121,350,079
Net Assets
Beginning of period	3,046,239,932	1,924,889,853

End of period (including undistributed net investment income of $2,152,030 and $2,146,696, respectively)	$2,836,222,462	$3,046,239,932

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Statement of Changes in Net Assets

	Wealth Preservation Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$32,826,885	$19,079,738
Net realized gain (loss) on sale of Underlying Portfolio shares	(1,179,458)	1,840,386
Net realized gain distributions from Underlying Portfolios	16,021,607	5,011,873
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(92,209,731)	18,312,471

Net increase (decrease) in net assets from operations	(44,540,697)	44,244,468
Dividends and Distributions to Shareholders from
Net investment income
Class A	(17,078,446)	(9,752,804)
Class B	(5,973,266)	(3,519,616)
Class C	(8,414,105)	(4,114,191)
Advisor Class	(1,123,341)	(861,015)
Class R	(354,158)	(177,960)
Class K	(72,429)	(74,011)
Class I	(121,212)	(93,154)
Net realized gain on investment transactions
Class A	(3,456,961)	(623,287)
Class B	(1,469,895)	(285,684)
Class C	(2,104,000)	(328,068)
Advisor Class	(202,421)	(49,451)
Class R	(79,588)	(10,576)
Class K	(14,821)	(5,784)
Class I	(23,277)	(5,578)
Transactions in Shares of Beneficial Interest
Net increase	163,502,960	256,872,157

Total increase	78,474,343	281,215,446
Net Assets
Beginning of period	842,707,763	561,492,317

End of period (including undistributed net investment income of $1,357,266 and $1,667,338, respectively)	$921,182,106	$842,707,763

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2008

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Notes to Financial Statements

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows (the “Expense Caps”):

Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%	1.70%	1.45%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

For the year ended August 31, 2008, there was no such reimbursement. The Expense Caps will expire on January 1, 2009.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

Such compensation retained by ABIS amounted to $1,147,859, $1,241,921 and $327,838 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2008.

For the year ended August 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class were reduced by $71,902, $78,425 and $21,227 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$340,638	$25,481	$592,759	$118,784
Balanced Wealth	648,047	52,560	1,277,460	218,122
Wealth Preservation	282,923	21,126	423,932	138,175

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Notes to Financial Statements

and servicing fees to the Distributor at an annual rate of up to .50% of each Strategy’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2008 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$487,796,940	$99,015,518
Balanced Wealth	484,545,760	172,506,367
Wealth Preservation	217,105,705	44,389,283

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized				Net Unrealized Appreciation (Depreciation)
Strategy	Cost	Appreciation			(Depreciation)
Wealth Appreciation	$2,296,951,321	$	– 0	–	$(198,057,906)	$(198,057,906)
Balanced Wealth	3,037,774,872		13,651,939		(211,560,995)	(197,909,056)
Wealth Preservation	963,065,883		9,119,070		(49,892,636)	(40,773,566)

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

1. Currency Transactions

An Underlying Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	16,915,306	25,577,229	$259,776,793	$406,630,560

Shares issued in reinvestment of dividends and distributions	2,165,047	849,791	33,536,604	13,112,273

Shares converted from Class B	1,053,052	960,794	15,971,307	15,418,170

Shares redeemed	(13,943,239)	(8,440,482)	(208,124,927)	(134,159,282)

Net increase	6,190,166	18,947,332	$101,159,777	$301,001,721

Class B
Shares sold	3,821,154	7,330,796	$57,792,248	$114,807,784

Shares issued in reinvestment of dividends and distributions	700,375	301,164	10,736,750	4,604,797

Shares converted to Class A	(1,067,243)	(972,771)	(15,971,307)	(15,418,170)

Shares redeemed	(4,055,721)	(2,352,115)	(59,406,221)	(36,892,935)

Net increase (decrease)	(601,435)	4,307,074	$(6,848,530)	$67,101,476

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class C
Shares sold	6,745,681	12,707,228	$102,700,708	$199,849,446

Shares issued in reinvestment of dividends and distributions	851,973	239,310	13,060,814	3,656,651

Shares redeemed	(6,234,708)	(2,802,934)	(91,108,291)	(44,180,877)

Net increase	1,362,946	10,143,604	$24,653,231	$159,325,220

Advisor Class
Shares sold	18,076,172	17,003,483	$271,754,461	$271,199,280

Shares issued in reinvestment of dividends and distributions	1,215,600	499,049	18,866,109	7,715,294

Shares redeemed	(7,363,958)	(9,159,612)	(113,868,272)	(147,723,147)

Net increase	11,927,814	8,342,920	$176,752,298	$131,191,427

Class R
Shares sold	795,087	412,455	$11,831,496	$6,619,150

Shares issued in reinvestment of dividends and distributions	33,163	10,402	508,056	159,051

Shares redeemed	(342,097)	(77,013)	(5,013,569)	(1,225,876)

Net increase	486,153	345,844	$7,325,983	$5,552,325

Class K
Shares sold	337,781	450,721	$5,008,937	$7,023,459

Shares issued in reinvestment of dividends and distributions	38,707	17,244	596,860	265,045

Shares redeemed	(173,648)	(62,251)	(2,479,556)	(988,605)

Net increase	202,840	405,714	$3,126,241	$6,299,899

Class I
Shares sold	244,001	198,464	$3,761,206	$3,118,257

Shares issued in reinvestment of dividends and distributions	49,449	28,274	765,968	436,277

Shares redeemed	(190,814)	(201,552)	(2,955,617)	(3,216,587)

Net increase	102,636	25,186	$1,571,557	$337,947

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	32,227,149	47,048,485	$429,927,868	$647,582,485

Shares issued in reinvestment of dividends and distributions	5,143,144	2,399,176	68,349,214	32,593,187

Shares converted from Class B	1,656,179	1,225,974	21,840,958	16,980,416

Shares redeemed	(28,758,094)	(17,036,598)	(374,162,118)	(234,651,005)

Net increase	10,268,378	33,637,037	$145,955,922	$462,505,083

Class B
Shares sold	9,149,103	16,766,743	$120,910,853	$229,495,465

Shares issued in reinvestment of dividends and distributions	1,848,988	848,408	24,502,321	11,457,397

Shares converted to Class A	(1,664,804)	(1,231,891)	(21,840,958)	(16,980,416)

Shares redeemed	(8,399,794)	(5,152,274)	(108,299,075)	(70,567,518)

Net increase	933,493	11,230,986	$15,273,141	$153,404,928

Class C
Shares sold	13,337,772	25,893,088	$177,238,047	$355,277,439

Shares issued in reinvestment of dividends and distributions	2,126,151	656,397	28,193,964	8,886,800

Shares redeemed	(12,514,283)	(5,248,169)	(161,508,472)	(72,021,607)

Net increase	2,949,640	21,301,316	$43,923,539	$292,142,632

Advisor Class
Shares sold	3,725,073	4,570,484	$48,867,403	$62,998,739

Shares issued in reinvestment of dividends and distributions	378,391	202,702	5,024,467	2,761,286

Shares redeemed	(2,791,137)	(3,189,303)	(37,424,000)	(44,291,920)

Net increase	1,312,327	1,583,883	$16,467,870	$21,468,105

Class R
Shares sold	1,296,204	877,529	$17,008,189	$12,155,016

Shares issued in reinvestment of dividends and distributions	46,944	10,871	619,027	148,057

Shares redeemed	(681,362)	(75,946)	(9,156,614)	(1,057,374)

Net increase	661,786	812,454	$8,470,602	$11,245,699

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class K
Shares sold	416,474	808,151	$5,687,412	$10,828,453

Shares issued in reinvestment of dividends and distributions	51,998	26,608	689,628	361,146

Shares redeemed	(399,573)	(287,307)	(5,437,550)	(3,892,214)

Net increase	68,899	547,452	$939,490	$7,297,385

Class I
Shares sold	1,005,235	321,499	$13,923,344	$4,424,864

Shares issued in reinvestment of dividends and distributions	106,398	51,393	1,409,561	695,882

Shares redeemed	(307,136)	(373,194)	(4,025,077)	(5,170,804)

Net increase (decrease)	804,497	(302)	$11,307,828	$(50,058)

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	16,958,525	16,017,468	$199,420,443	$193,309,186

Shares issued in reinvestment of dividends and distributions	1,614,468	822,120	18,963,276	9,805,153

Shares converted from Class B	354,493	150,179	4,149,270	1,818,662

Shares redeemed	(11,825,237)	(7,039,535)	(137,898,890)	(84,772,879)

Net increase	7,102,249	9,950,232	$84,634,099	$120,160,122

Class B
Shares sold	5,513,748	5,234,389	$64,314,281	$62,924,998

Shares issued in reinvestment of dividends and distributions	595,378	293,641	6,971,221	3,486,049

Shares converted to Class A	(356,323)	(150,880)	(4,149,270)	(1,818,662)

Shares redeemed	(3,266,693)	(1,824,827)	(37,824,870)	(21,885,936)

Net increase	2,486,110	3,552,323	$29,311,362	$42,706,449

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class C
Shares sold	8,927,518	10,217,127	$104,996,991	$122,791,800

Shares issued in reinvestment of dividends and distributions	824,556	304,901	9,648,457	3,618,826

Shares redeemed	(6,538,500)	(3,083,323)	(75,377,226)	(37,005,130)

Net increase	3,213,574	7,438,705	$39,268,222	$89,405,496

Advisor Class
Shares sold	1,435,192	1,153,272	$16,833,421	$13,901,401

Shares issued in reinvestment of dividends and distributions	102,117	70,526	1,198,667	840,905

Shares redeemed	(862,213)	(1,236,738)	(10,201,414)	(14,992,246)

Net increase (decrease)	675,096	(12,940)	$7,830,674	$(249,940)

Class R
Shares sold	337,616	782,231	$3,955,720	$9,608,811

Shares issued in reinvestment of dividends and distributions	36,814	15,748	433,747	188,536

Shares redeemed	(274,251)	(432,253)	(3,206,632)	(5,254,826)

Net increase	100,179	365,726	$1,182,835	$4,542,521

Class K
Shares sold	54,102	186,478	$631,103	$2,200,741

Shares issued in reinvestment of dividends and distributions	7,431	6,718	87,248	79,793

Shares redeemed	(46,560)	(132,271)	(546,831)	(1,577,686)

Net increase	14,973	60,925	$171,520	$702,848

Class I
Shares sold	109,662	61,069	$1,312,403	$733,454

Shares issued in reinvestment of dividends and distributions	12,325	8,289	144,490	98,732

Shares redeemed	(30,082)	(100,875)	(352,645)	(1,227,525)

Net increase (decrease)	91,905	(31,517)	$1,104,248	$(395,339)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

Wealth Appreciation Strategy	2008	2007
Distributions paid from:
Ordinary income	$40,742,422	$29,450,394
Long-term capital gains	40,656,993	3,371,021

Total taxable distributions	81,399,415	32,821,415

Total distributions paid	$81,399,415	$32,821,415

Balanced Wealth Strategy	2008	2007
Distributions paid from:
Ordinary income	$101,865,846	$60,992,752
Long-term capital gains	34,002,769	2,831,182

Total taxable distributions	135,868,615	63,823,934

Total distributions paid	$135,868,615	$63,823,934

Wealth Preservation Strategy	2008	2007
Distributions paid from:
Ordinary income	$33,136,957	$19,063,785
Long-term capital gains	7,350,963	837,394

Total taxable distributions	40,487,920	19,901,179

Total distributions paid	$40,487,920	$19,901,179

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)			Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$9,160,149	$112,075,393	$	– 0	–	$(198,057,906)	$(76,822,364)
Balanced Wealth	2,152,031	95,867,467		– 0	–	(197,909,056)	(99,889,558)
Wealth Preservation	1,357,271	16,155,301		– 0	–	(40,773,566)	(23,260,994)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Strategies’ financial statements.

NOTE K

Subsequent Event

Recent market events have increased the volatility of the prices of certain securities held by the Underlying Portfolios. For example, subsequent to the fiscal year end of the Underlying Portfolios, the U.S. Government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holding Inc. (Lehman) filed for Chapter 11 bankruptcy; and Bank of America Corporation agreed to acquire Merrill Lynch & Co., Inc. In addition, the Federal Reserve Board, with the full support of The U.S. Department of Treasury, authorized the Federal Reserve Bank of New York to lend up to $123 billion to American International Group, Inc. The values of the positions held by the Underlying Portfolios in securities of these issuers may have been adversely impacted since the date of these financial statements. To the extent that the Underlying Portfolios continue to own these securities, the price of these securities may be subject to continued volatility. Updated information regarding the Strategies’ positions in these issuers via the Underlying Portfolios is available at the Strategies’ website at www.alliancebernstein.com.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 16.32		$ 14.39		$ 12.74		$ 10.91		$ 10.00

Income From Investment Operations
Net investment income(b)	.36		.27		.06		.04	(c)	.03	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.70)		2.00		1.67		1.88		.91

Net increase (decrease) in net asset value from operations	(2.34)		2.27		1.73		1.92		.94

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.30)		(.05)		(.07)		(.03)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.60)		(.34)		(.08)		(.09)		(.03)

Net asset value, end of period	$ 13.38		$ 16.32		$ 14.39		$ 12.74		$ 10.91

Total Return
Total investment return based on net asset value(e)	(14.86)%		15.88%		13.64%		17.68%		9.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$825,949		$906,379		$526,745		$261,218		$91,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(f)	1.07	%(f)	1.13	%(f)(g)	1.33	%(f)	1.55	%(h)
Expenses, before waivers/reimbursements	1.08	%(f)	1.07	%(f)	1.13	%(f)(g)	1.33	%(f)	2.03	%(h)
Net investment income	2.39%		1.68%		.41	%(g)	.35	%(c)	.33	%(c)(d)(h)
Portfolio turnover rate	4%		5%		1%		32%		28%

See footnote summary on page 69.

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class B
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 16.08		$ 14.21		$ 12.62		$ 10.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.25		.17		(.04)		(.04	)(c)	(.04	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.67)		1.95		1.66		1.86		.90

Net increase (decrease) in net asset value from operations	(2.42)		2.12		1.62		1.82		.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.21)		– 0	–	(.02)		(.02)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.49)		(.25)		(.03)		(.04)		(.02)

Net asset value, end of period	$ 13.17		$ 16.08		$ 14.21		$ 12.62		$ 10.84

Total Return
Total investment return based on net asset value(e)	(15.49)%		15.02%		12.85%		16.82%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$291,413		$365,429		$261,738		$156,524		$72,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80	%(f)	1.79	%(f)	1.85	%(f)(g)	2.04	%(f)	2.24	%(h)
Expenses, before waivers/reimbursements	1.80	%(f)	1.79	%(f)	1.85	%(f)(g)	2.04	%(f)	2.75	%(h)
Net investment income (loss)	1.70%		1.05%		(.32	)%(g)	(.33	)%(c)	(.36	)%(c)(d)(h)
Portfolio turnover rate	4%		5%		1%		32%		28%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class C
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 16.08		$ 14.21		$ 12.62		$ 10.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.25		.15		(.04)		(.04	)(c)	(.04	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.66)		1.97		1.66		1.86		.90

Net increase (decrease) in net asset value from operations	(2.41)		2.12		1.62		1.82		.86

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.21)		– 0	–	(.02)		(.02)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.49)		(.25)		(.03)		(.04)		(.02)

Net asset value, end of period	$ 13.18		$ 16.08		$ 14.21		$ 12.62		$ 10.84

Total Return
Total investment return based on net asset value(e)	(15.43)%		15.02%		12.85%		16.82%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$378,541		$440,098		$244,732		$114,591		$50,779
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%(f)	1.77	%(f)	1.83	%(f)(g)	2.03	%(f)	2.25	%(h)
Expenses, before waivers/reimbursements	1.79	%(f)	1.77	%(f)	1.83	%(f)(g)	2.03	%(f)	2.76	%(h)
Net investment income (loss)	1.70%		.96%		(.30	)%(g)	(.32	)%(c)	(.38	)%(c)(d)(h)
Portfolio turnover rate	4%		5%		1%		32%		28%

See footnote summary on page 69.

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 16.39		$ 14.44		$ 12.77		$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(b)	.38		.32		.09		.08	(c)	.06	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.69)		2.00		1.69		1.88		.89

Net increase (decrease) in net asset value from operations	(2.31)		2.32		1.78		1.96		.95

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.33)		(.08)		(.09)		(.03)
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.64)		(.37)		(.11)		(.11)		(.03)

Net asset value, end of period	$ 13.44		$ 16.39		$ 14.44		$ 12.77		$ 10.92

Total Return
Total investment return based on net asset value(e)	(14.62)%		16.23%		13.99%		18.04%		9.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$552,028		$477,616		$300,451		$106,973		$37,645
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(f)	.77	%(f)	.82	%(f)(g)	1.02	%(f)	1.28	%(h)
Expenses, before waivers/reimbursements	.78	%(f)	.77	%(f)	.82	%(f)(g)	1.02	%(f)	1.84	%(h)
Net investment income	2.50%		2.00%		.67	%(g)	.66	%(c)	.58	%(c)(d)(h)
Portfolio turnover rate	4%		5%		1%		32%		28%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Year Ended August 31,								February 17, 2004(i) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 16.13		$ 14.27		$ 12.69		$ 10.89		$ 11.29

Income From Investment Operations
Net investment income (loss)(b)	.27		.20		(.04)		(.02	)(c)	.02	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.64)		1.99		1.71		1.91		(.42)

Net increase (decrease) in net asset value from operations	(2.37)		2.19		1.67		1.89		(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.29)		(.06)		(.07)		– 0	–
Distributions from net realized gain on investment transactions	(.28)		(.04)		(.03)		(.02)		– 0	–

Total dividends and distributions	(.56)		(.33)		(.09)		(.09)		– 0	–

Net asset value, end of period	$ 13.20		$ 16.13		$ 14.27		$ 12.69		$ 10.89

Total Return
Total investment return based on net asset value(e)	(15.17)%		15.44%		13.20%		17.37%		(3.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,705		$12,568		$6,185		$117		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43	%(f)	1.44	%(f)	1.46	%(f)(g)	1.67	%(f)	1.70	%(h)
Expenses, before waivers/reimbursements	1.43	%(f)	1.44	%(f)	1.46	%(f)(g)	1.67	%(f)	2.18	%(h)
Net investment income (loss)	1.84%		1.26%		(.33	)%(g)	(.17	)%(c)	.32	%(c)(h)
Portfolio turnover rate	4%		5%		1%		32%		28%

See footnote summary on page 69.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Year Ended August 31,				March 1, 2005(i) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 16.25	$ 14.35	$ 12.74		$ 12.19

Income From Investment Operations
Net investment income(b)	.36	.27	.05		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.70)	1.98	1.68		.54

Net increase (decrease) in net asset value from operations	(2.34)	2.25	1.73		.55

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.31)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.04)	(.03)		– 0	–

Total dividends and distributions	(.59)	(.35)	(.12)		– 0	–

Net asset value, end of period	$ 13.32	$ 16.25	$ 14.35		$ 12.74

Total Return
Total investment return based on net asset value(e)	(14.89)%	15.80%	13.60%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,393	$15,478	$7,850		$10
Ratio to average net assets of:
Expenses(f)	1.07%	1.13%	1.15	%(g)	1.35	%(h)
Net investment income	2.39%	1.67%	.38	%(g)	.24	%(h)
Portfolio turnover rate	4%	5%	1%		32%
See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,				March 1, 2005(i) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 16.34	$ 14.41	$ 12.75		$ 12.19

Income From Investment Operations
Net investment income(b)	.41	.34	.13		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.70)	1.96	1.65		.53

Net increase (decrease) in net asset value from operations	(2.29)	2.30	1.78		.56

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.33)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.04)	(.03)		– 0	–

Total dividends and distributions	(.64)	(.37)	(.12)		– 0	–

Net asset value, end of period	$ 13.41	$ 16.34	$ 14.41		$ 12.75

Total Return
Total investment return based on net asset value(e)	(14.56)%	16.11%	14.03%		4.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,025	$19,072	$16,452		$10
Ratio to average net assets of:
Expenses(f)	.74%	.80%	.84	%(g)	1.05	%(h)
Net investment income	2.72%	2.12%	.98	%(g)	.54	%(h)
Portfolio turnover rate	4%	5%	1%		32%

See footnote summary on page 69.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 13.94		$ 12.86		$ 11.96		$ 10.78		$ 10.00

Income From Investment Operations
Net investment income(b)	.48		.37		.24		.17	(c)	.15	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)		1.12		.93		1.24		.73

Net increase (decrease) in net asset value from operations	(1.27)		1.49		1.17		1.41		.88

Less: Dividends and Distributions
Dividends from net investment income	(.48)		(.39)		(.23)		(.22)		(.10)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.63)		(.41)		(.27)		(.23)		(.10)

Net asset value, end of period	$ 12.04		$ 13.94		$ 12.86		$ 11.96		$ 10.78

Total Return
Total investment return based on net asset value(e)	(9.49)%		11.68%		9.94%		13.22%		8.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,404,046		$1,481,913		$934,926		$522,962		$185,724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93	%(f)	.95	%(f)	.99	%(f)(g)	1.13	%(f)	1.25	%(h)
Expenses, before waivers/reimbursements	.93	%(f)	.95	%(f)	.99	%(f)(g)	1.13	%(f)	1.67	%(h)
Net investment income	3.62%		2.72%		1.91	%(g)	1.45	%(c)	1.57	%(c)(d)(h)
Portfolio turnover rate	6%		3%		1%		59%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 13.86		$ 12.80		$ 11.91		$ 10.74		$ 10.00

Income From Investment Operations
Net investment income(b)	.38		.28		.15		.09	(c)	.09	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)		1.10		.93		1.24		.71

Net increase (decrease) in net asset value from operations	(1.35)		1.38		1.08		1.33		.80

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.30)		(.15)		(.15)		(.06)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.54)		(.32)		(.19)		(.16)		(.06)

Net asset value, end of period	$ 11.97		$ 13.86		$ 12.80		$ 11.91		$ 10.74

Total Return
Total investment return based on net asset value(e)	(10.12)%		10.85%		9.16%		12.46%		8.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$571,333		$648,527		$455,131		$276,275		$123,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66	%(f)	1.66	%(f)	1.71	%(f)(g)	1.84	%(f)	1.96	%(h)
Expenses, before waivers/reimbursements	1.66	%(f)	1.66	%(f)	1.71	%(f)(g)	1.84	%(f)	2.37	%(h)
Net investment income	2.91%		2.04%		1.20	%(g)	.75	%(c)	.88	%(c)(d)(h)
Portfolio turnover rate	6%		3%		1%		59%		59%

See footnote summary on page 69.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 13.87		$ 12.80		$ 11.91		$ 10.74		$ 10.00

Income From Investment Operations
Net investment income(b)	.39		.27		.15		.09	(c)	.08	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.74)		1.12		.93		1.24		.72

Net increase (decrease) in net asset value from operations	(1.35)		1.39		1.08		1.33		.80

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.30)		(.15)		(.15)		(.06)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.54)		(.32)		(.19)		(.16)		(.06)

Net asset value, end of period	$ 11.98		$ 13.87		$ 12.80		$ 11.91		$ 10.74

Total Return
Total investment return based on net asset value(e)	(10.11)%		10.92%		9.16%		12.46%		8.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$683,989		$750,829		$420,484		$203,262		$85,171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64	%(f)	1.65	%(f)	1.70	%(f)(g)	1.83	%(f)	1.96	%(h)
Expenses, before waivers/reimbursements	1.64	%(f)	1.65	%(f)	1.70	%(f)(g)	1.83	%(f)	2.38	%(h)
Net investment income	2.93%		1.99%		1.22	%(g)	.76	%(c)	.85	%(c)(d)(h)
Portfolio turnover rate	6%		3%		1%		59%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 13.97		$ 12.89		$ 11.98		$ 10.79		$ 10.00

Income From Investment Operations
Net investment income(b)	.49		.42		.27		.20	(c)	.19	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.72)		1.11		.95		1.25		.72

Net increase (decrease) in net asset value from operations	(1.23)		1.53		1.22		1.45		.91

Less: Dividends and Distributions
Dividends from net investment income	(.52)		(.43)		(.27)		(.25)		(.12)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.67)		(.45)		(.31)		(.26)		(.12)

Net asset value, end of period	$ 12.07		$ 13.97		$ 12.89		$ 11.98		$ 10.79

Total Return
Total investment return based on net asset value(e)	(9.19)%		11.98%		10.31%		13.60%		9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$113,428		$112,984		$83,781		$53,679		$15,790
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.63	%(f)	.65	%(f)	.69	%(f)(g)	.84	%(f)	.98	%(h)
Expenses, before waivers/reimbursements	.63	%(f)	.65	%(f)	.69	%(f)(g)	.84	%(f)	1.52	%(h)
Net investment income	3.74%		3.01%		2.17	%(g)	1.69	%(c)	1.80	%(c)(d)(h)
Portfolio turnover rate	6%		3%		1%		59%		59%

See footnote summary on page 69.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class R
	Year Ended August 31,								February 17, 2004(i) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 13.91		$ 12.85		$ 11.95		$ 10.77		$ 10.99

Income From Investment Operations
Net investment income(b)	.38		.29		.13	(c)	.18	(c)	.08	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)		1.14		1.00		1.20		(.25)

Net increase (decrease) in net asset value from operations	(1.31)		1.43		1.13		1.38		(.17)

Less: Dividends and Distributions
Dividends from net investment income	(.43)		(.35)		(.19)		(.19)		(.05)
Distributions from net realized gain on investment transactions	(.15)		(.02)		(.04)		(.01)		– 0	–

Total dividends and distributions	(.58)		(.37)		(.23)		(.20)		(.05)

Net asset value, end of period	$ 12.02		$ 13.91		$ 12.85		$ 11.95		$ 10.77

Total Return
Total investment return based on net asset value(e)	(9.75)%		11.23%		9.53%		12.95%		(1.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,129		$15,254		$3,651		$233		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(f)	1.33	%(f)	1.33	%(f)(g)	1.40	%(f)	1.40	%(h)
Expenses, before waivers/reimbursements	1.31	%(f)	1.33	%(f)	1.35	%(f)(g)	1.42	%(f)	1.79	%(h)
Net investment income	2.99%		2.11%		1.07	%(c)(g)	1.57	%(c)	1.48	%(c)(h)
Portfolio turnover rate	6%		3%		1%		59%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highligths

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class K
	Year Ended August 31,				March 1, 2005(i) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 13.92	$ 12.85	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(b)	.47	.37	.19		.04	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.73)	1.10	.97		.41

Net increase (decrease) in net asset value from operations	(1.26)	1.47	1.16		.45

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.38)	(.23)		(.10)
Distributions from net realized gain on investment transactions	(.15)	(.02)	(.04)		– 0	–

Total dividends and distributions	(.63)	(.40)	(.27)		(.10)

Net asset value, end of period	$ 12.03	$ 13.92	$ 12.85		$ 11.96

Total Return
Total investment return based on net asset value(e)	(9.45)%	11.58%	9.85%		3.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,144	$15,411	$7,194		$103
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.94%	1.02%	1.05	%(g)	1.15	%(h)
Expenses, before waivers/reimbursements(f)	.94%	1.02%	1.05	%(g)	1.37	%(h)
Net investment income	3.57%	2.69%	1.55	%(g)	.88	%(c)(h)
Portfolio turnover rate	6%	3%	1%		59%

See footnote summary on page 69.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class I
	Year Ended August 31,				March 1, 2005(i) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 13.94	$ 12.86	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(b)	.52	.43	.29		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)	1.09	.92		.37

Net increase (decrease) in net asset value from operations	(1.23)	1.52	1.21		.46

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.42)	(.27)		(.11)
Distributions from net realized gain on investment transactions	(.15)	(.02)	(.04)		– 0	–

Total dividends and distributions	(.67)	(.44)	(.31)		(.11)

Net asset value, end of period	$ 12.04	$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(e)	(9.21)%	11.96%	10.26%		4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,153	$21,371	$19,723		$10
Ratio to average net assets of:
Expenses(f)	.63%	.69%	.71	%(g)	.88	%(h)
Net investment income	3.94%	3.09%	2.33	%(g)	1.49	%(h)
Portfolio turnover rate	6%	3%	1%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class A
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 12.14		$ 11.66		$ 11.17		$ 10.62		$ 10.00

Income From Investment Operations
Net investment income(b)	.46		.37		.27		.19	(c)	.18	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)		.52		.47		.64		.55

Net increase (decrease) in net asset value from operations	(.48)		.89		.74		.83		.73

Less: Dividends and Distributions
Dividends from net investment income	(.47)		(.38)		(.24)		(.25)		(.11)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.57)		(.41)		(.25)		(.28)		(.11)

Net asset value, end of period	$ 11.09		$ 12.14		$ 11.66		$ 11.17		$ 10.62

Total Return
Total investment return based on net asset value(e)	(4.15)%		7.66%		6.71%		7.91%		7.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$444,466		$400,294		$268,341		$166,006		$64,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96	%(f)	.98	%(f)	1.02	%(f)(g)	1.20	%(f)	1.26	%(h)
Expenses, before waivers/reimbursements	.96	%(f)	.98	%(f)	1.02	%(f)(g)	1.21	%(f)	1.91	%(h)
Net investment income	3.88%		3.06%		2.42	%(g)	1.74	%(c)	1.90	%(c)(d)(h)
Portfolio turnover rate	5%		3%		2%		81%		126%

See footnote summary on page 69.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class B
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 12.08		$ 11.61		$ 11.13		$ 10.59		$ 10.00

Income From Investment Operations
Net investment income(b)	.37		.28		.19		.11	(c)	.12	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)		.52		.47		.64		.54

Net increase (decrease) in net asset value from operations	(.56)		.80		.66		.75		.66

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.30)		(.17)		(.18)		(.07)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.49)		(.33)		(.18)		(.21)		(.07)

Net asset value, end of period	$ 11.03		$ 12.08		$ 11.61		$ 11.13		$ 10.59

Total Return
Total investment return based on net asset value(e)	(4.85)%		6.92%		5.94%		7.14%		6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$185,022		$172,580		$124,623		$87,971		$36,948
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(f)	1.70	%(f)	1.73	%(f)(g)	1.90	%(f)	1.95	%(h)
Expenses, before waivers/reimbursements	1.68	%(f)	1.70	%(f)	1.73	%(f)(g)	1.93	%(f)	2.64	%(h)
Net investment income	3.17%		2.37%		1.72	%(g)	1.03	%(c)	1.23	%(c)(d)(h)
Portfolio turnover rate	5%		3%		2%		81%		126%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class C
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 12.07		$ 11.60		$ 11.12		$ 10.58		$ 10.00

Income From Investment Operations
Net investment income(b)	.38		.28		.19		.11	(c)	.12	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)		.52		.47		.64		.53

Net increase (decrease) in net asset value from operations	(.56)		.80		.66		.75		.65

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.30)		(.17)		(.18)		(.07)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.49)		(.33)		(.18)		(.21)		(.07)

Net asset value, end of period	$ 11.02		$ 12.07		$ 11.60		$ 11.12		$ 10.58

Total Return
Total investment return based on net asset value(e)	(4.85)%		6.93%		5.95%		7.15%		6.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$246,147		$230,707		$135,419		$81,802		$38,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.67	%(f)	1.69	%(f)	1.72	%(f)(g)	1.90	%(f)	1.95	%(h)
Expenses, before waivers/reimbursements	1.67	%(f)	1.69	%(f)	1.72	%(f)(g)	1.91	%(f)	2.61	%(h)
Net investment income	3.23%		2.34%		1.72	%(g)	1.05	%(c)	1.23	%(c)(d)(h)
Portfolio turnover rate	5%		3%		2%		81%		126%

See footnote summary on page 69.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Advisor Class
	Year Ended August 31,								September 2, 2003(a) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 12.16		$ 11.67		$ 11.18		$ 10.63		$ 10.00

Income From Investment Operations
Net investment income(b)	.47		.43		.31		.23	(c)	.21	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)		.50		.47		.63		.55

Net increase (decrease) in net asset value from operations	(.44)		.93		.78		.86		.76

Less: Dividends and Distributions
Dividends from net investment income	(.51)		(.41)		(.28)		(.28)		(.13)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.61)		(.44)		(.29)		(.31)		(.13)

Net asset value, end of period	$ 11.11		$ 12.16		$ 11.67		$ 11.18		$ 10.63

Total Return
Total investment return based on net asset value(e)	(3.86)%		8.05%		7.01%		8.19%		7.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,719		$25,415		$24,549		$19,741		$43,811
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66	%(f)	.68	%(f)	.72	%(f)(g)	.90	%(f)	.97	%(h)
Expenses, before waivers/reimbursements	.66	%(f)	.68	%(f)	.72	%(f)(g)	.90	%(f)	1.70	%(h)
Net investment income	4.02%		3.53%		2.71	%(g)	2.12	%(c)	2.14	%(c)(d)(h)
Portfolio turnover rate	5%		3%		2%		81%		126%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Preservation Strategy
	Class R
	Year Ended August 31,								February 17, 2004(i) to August 31, 2004
	2008		2007		2006		2005

Net asset value, beginning of period	$ 12.16		$ 11.69		$ 11.18		$ 10.62		$ 10.66

Income From Investment Operations
Net investment income(b)	.41		.31	(c)	.16	(c)	.17	(c)	.11	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)		.53		.55		.64		(.09)

Net increase (decrease) in net asset value from operations	(.52)		.84		.71		.81		.02

Less: Dividends and Distributions
Dividends from net investment income	(.43)		(.34)		(.19)		(.22)		(.06)
Distributions from net realized gain on investment transactions	(.10)		(.03)		(.01)		(.02)		– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(.53)		(.37)		(.20)		(.25)		(.06)

Net asset value, end of period	$ 11.11		$ 12.16		$ 11.69		$ 11.18		$ 10.62

Total Return
Total investment return based on net asset value(e)	(4.52)%		7.26%		6.41%		7.70%		.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,045		$9,774		$5,120		$888		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.34	%(f)	1.36	%(f)	1.34	%(f)(g)	1.40	%(f)	1.40	%(h)
Expenses, before waivers/reimbursements	1.34	%(f)	1.38	%(f)	1.36	%(f)(g)	1.54	%(f)	2.10	%(h)
Net investment income(c)	3.53%		2.53	%(c)	1.53	%(c)(g)	1.46	%(c)	1.91	%(c)(h)
Portfolio turnover rate	5%		3%		2%		81%		126%

See footnote summary on page 69.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class K
Year Ended August 31,	March 1, 2005(i) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 12.13	$ 11.66	$ 11.17	$ 10.98

Income From Investment Operations
Net investment income(b)	.46	.42	.18	.06	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.46	.56	.24

Net increase (decrease) in net asset value from operations	(.47)	.88	.74	.30

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.38)	(.24)	(.11)
Distributions from net realized gain on investment transactions	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	.00	(j)

Total dividends and distributions	(.57)	(.41)	(.25)	(.11)

Net asset value, end of period	$ 11.09	$ 12.13	$ 11.66	$ 11.17

Total Return
Total investment return based on net asset value(e)	(4.08)%	7.57%	6.68%	2.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,793	$1,780	$1,000	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.96%	1.06%	1.04	%(g)	1.15	%(h)
Expenses, before waivers/reimbursements(f)	.96%	1.06%	1.04	%(g)	1.39	%(h)
Net investment income	3.94%	3.42%	1.71	%(g)	1.22	%(c)(h)
Portfolio turnover rate	5%	3%	2%	81%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class I
Year Ended August 31,	March 1, 2005(i) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 12.14	$ 11.66	$ 11.16	$ 10.98

Income From Investment Operations
Net investment income(b)	.50	.41	.30	.10	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.51	.49	.21

Net increase (decrease) in net asset value from operations	(.44)	.92	.79	.31

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.41)	(.28)	(.12)
Distributions from net realized gain on investment transactions	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.61)	(.44)	(.29)	(.13)

Net asset value, end of period	$ 11.09	$ 12.14	$ 11.66	$ 11.16

Total Return
Total investment return based on net asset value(e)	(3.86)%	7.92%	7.11%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,990	$2,158	$2,440	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.64%	.73%	.75	%(g)	.90	%(h)
Expenses, before waivers/reimbursements(f)	.64%	.73%	.75	%(g)	.95	%(h)
Net investment income	4.22%	3.39%	2.81	%(g)	1.85	%(c)(h)
Portfolio turnover rate	5%	3%	2%	81%

See footnote summary on page 69.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2008	2007	2006
Wealth Appreciation Strategy	.04%	.04%	.07%
Balanced Wealth Strategy	.04%	.04%	.07%
Wealth Preservation Strategy	.04%	.04%	.06%

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

(i)	Commencement of distribution.

(j)	Amount is less than $.005.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Portfolios

We have audited the accompanying statements of net assets of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy, each a series of AllianceBernstein Portfolios (the Funds) as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2008, by correspondence with the investee portfolios’ transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy as of August 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2008, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds will be designated as:

Strategy	Long-Term Capital Gain	Qualified Dividend Income	(for corporate shareholders) Dividends Received Deduction	(for foreign shareholders) Qualified Short-Term Capital Gain	(for foreign shareholders) Qualified Interest Income
Wealth Appreciation	$40,656,993	$36,637,583	$19,018,181	$2,989,611	$1,249,067
Balanced Wealth	34,002,769	37,390,255	19,532,820	2,211,670	56,368,742
Wealth Preservation	7,350,963	5,296,370	2,731,725	253,648	27,085,302

Long Term Capital Gain distributions made during the fiscal year ended August 31, 2008 will be subject to maximum tax rate of 15%. In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%. Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2009.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Mark O. Mayer(2), Vice President

Dokyoung Lee(2), Vice President

Thomas J. Fontaine(2), Vice President

Seth J. Masters(2), Vice President

Daniel T. Grasman(2), Vice President Christopher H. Nikolich(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company	AllianceBernstein Investor
One Lincoln Street	Services, Inc.
Boston, MA 02111	P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672
Principal Underwriter
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas	Independent Registered Public Accounting Firm
New York, NY 10105	KPMG LLP
345 Park Avenue
Legal Counsel	New York, NY 10154
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of and investment decisions for each Strategy’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Mayer, Lee, Fontaine, Grasman, Masters and Nikolich are the members of the Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of the Adviser since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SCB & Co.”)) and its predecessor.	96	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 76 (1998)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	98	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 66 (1999)	Consultant. Formerly, President of Save Venice, Inc., (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	96	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	96	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	96	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	96	None

Garry L. Moody, # 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	95	None

Marshall C. Turner, Jr., # 67 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	96	Xilinx, Inc. (programmable logic semi-conductors); MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	96	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested trustee”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel T. Grasman 44	Vice President	Vice President of the Adviser** since 2004. Prior thereto, he was co-founder and COO of Xelector since prior to 2003.

Marc O. Mayer 51	Vice President	See biography above.

Dokyoung Lee 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Thomas J. Fontaine 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Seth J. Masters 49	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Style Blend Strategies since prior to 2003.

Christopher H. Nikolich 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Assistant Vice President of ABIS**, with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 5-7, 2008.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index, in each case for the 1- and 3-year periods ended April 30, 2008 and (in the case of the composite index) the since inception period.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Wealth Appreciation Strategy was 2nd out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period and 2nd out of 2 of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and that the Strategy underperformed a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in the 1-year and since inception periods (September 2003 inception) but outperformed the Index in the 3-year period. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that AllianceBernstein Balanced Wealth Strategy was in the 3rd quintile of the Performance Group and 4th quintile of the Performance

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Universe for the 1-year period and the 2nd quintile of the Performance Group and Performance Universe for the 3-year period, and that the Strategy underperformed a composite index (60% Standard & Poor’s 500 Stock Index/40% Lehman Brothers Aggregate Bond Index) (the “Index”) in the 1-year period and outperformed the Index in the 3-year and since inception periods (September 2003 inception). Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees noted that AllianceBernstein Wealth Preservation Strategy was in the 3rd quintile of the Performance Group and Performance Universe for the 1-year period and 2nd quintile of the Performance Group and Performance Universe for the 3-year period, and that the Strategy underperformed a composite index (70% Lehman Brothers Aggregate Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in the 1-year period and outperformed the Index in the 3-year and since inception periods (September 2003 inception). Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as the Strategies. The trustees reviewed advisory fee information from the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategy but which involve investments in securities of the same type that the Strategy invests in (i.e., equity and debt securities).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to a

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Strategies by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Wealth Appreciation Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style similar to the Strategy’s for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory

AllianceBernstein Balanced Wealth Strategy

The trustees noted that AllianceBernstein Balanced Wealth Strategy’s contractual effective advisory fee rate, at approximate current size, of 52.9 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style similar to the Strategy’s for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees noted that AllianceBernstein Wealth Preservation Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints and that the net assets of AllianceBernstein Balanced Wealth Strategy were in excess of the first breakpoint level. Accordingly, AllianceBernstein

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Balanced Wealth Strategy’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoint and would be further reduced to the extent the net assets of the Strategy increase further. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements currently result in a sharing of economies of scale in the case of AllianceBernstein Balanced Wealth Strategy, and would result in such a sharing for the other Strategies in the event their net assets exceed a breakpoint in the future.

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Pages 85-181 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2008 financial statements. A copy of the Underlying Portfolios’ annual report is available upon request.

PORTFOLIO SUMMARY

AUGUST 31, 2008

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.4% or less in the following country: China.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.9% or less in the following countries: Australia, Brazil, Finland, Russia, Spain and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Argentina, Czech Republic, Denmark, Hong Kong, Luxembourg, Netherlands, South Africa and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 24.2%
Capital Markets – 2.7%
Deutsche Bank AG	114,500	$9,717,615
The Goldman Sachs Group, Inc.	142,300	23,332,931
Lehman Brothers Holdings, Inc.	151,900	2,444,071
Merrill Lynch & Co., Inc.	73,500	2,083,725
Morgan Stanley	739,800	30,206,034

		67,784,376

Commercial Banks – 2.7%
Comerica, Inc.	252,300	7,087,107
Fifth Third Bancorp	430,500	6,793,290
Keycorp	89,900	1,079,699
National City Corp.	511,700	2,578,968
SunTrust Banks, Inc.	153,500	6,430,115
U.S. Bancorp	299,300	9,535,698
Wachovia Corp.	1,121,900	17,826,991
Wells Fargo & Co.	549,200	16,624,284

		67,956,152

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	18,708,585

Diversified Financial Services – 6.9%
Bank of America Corp.	1,964,800	61,183,872
Citigroup, Inc.	2,676,200	50,821,038
JP Morgan Chase & Co.	1,587,000	61,083,630

		173,088,540

Insurance – 10.5%
ACE Ltd.	354,700	18,660,767
Allstate Corp.	488,800	22,059,544
American International Group, Inc.	1,591,700	34,205,633
Assurant, Inc.	85,700	5,007,451
Chubb Corp.	398,500	19,131,985
Everest Re Group Ltd.	65,500	5,379,515
Fidelity National Financial, Inc. – Class A	522,500	7,330,675
Genworth Financial, Inc. – Class A	945,500	15,175,275
Hartford Financial Services Group, Inc.	337,500	21,289,500
MetLife, Inc.	365,500	19,810,100
Old Republic International Corp.	625,200	6,833,436
PartnerRe Ltd.	66,100	4,554,951
The Progressive Corp.	883,600	16,320,092
RenaissanceRe Holdings Ltd.	128,700	6,526,377
Safeco Corp.	163,500	11,052,600
Torchmark Corp.	101,400	6,057,636
The Travelers Co., Inc.	509,000	22,477,440
Unum Group	715,800	18,188,478
XL Capital Ltd. – Class A	289,200	5,812,920

		265,874,375

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.7%
Federal Home Loan Mortgage Corp.	780,700	$3,520,957
Federal National Mortgage Association	979,600	6,700,464
Washington Mutual, Inc.	481,300	1,949,265
Washington Mutual, Inc. (Private Placement)	1,364,000	5,524,200

		17,694,886

		611,106,914

Energy – 18.1%
Oil, Gas & Consumable Fuels – 18.1%
Anadarko Petroleum Corp.	372,300	22,982,079
Apache Corp.	240,300	27,485,514
BP PLC (Sponsored) (ADR)	216,100	12,453,843
Chevron Corp.	1,001,700	86,466,744
ConocoPhillips	827,300	68,260,523
Devon Energy Corp.	307,300	31,359,965
Exxon Mobil Corp.	1,755,200	140,433,552
Marathon Oil Corp.	300,300	13,534,521
Occidental Petroleum Corp.	143,500	11,388,160
Royal Dutch Shell PLC (ADR)	171,300	11,908,776
Sunoco, Inc.	141,500	6,279,770
Total SA (Sponsored) (ADR)	162,000	11,644,560
Valero Energy Corp.	316,700	11,008,492

		455,206,499

Health Care – 10.6%
Biotechnology – 0.7%
Amgen, Inc.(a)	269,900	16,963,215

Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	5,136,650

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	127,639	5,234,475
Cardinal Health, Inc.	263,700	14,498,226
McKesson Corp.	234,800	13,566,744

		33,299,445

Pharmaceuticals – 8.4%
GlaxoSmithKline PLC (Sponsored) (ADR)	301,400	14,156,758
Johnson & Johnson	660,300	46,504,929
Merck & Co., Inc.	945,000	33,708,150
Pfizer, Inc.	3,541,100	67,670,421
Sanofi-Aventis SA (ADR)	324,800	11,514,160
Schering-Plough Corp.	673,600	13,067,840
Wyeth	563,300	24,379,624

		211,001,882

		266,401,192

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.0%
Auto Components – 0.5%
Autoliv, Inc.	162,800	$6,249,892
Magna International, Inc. – Class A	109,000	6,242,430

		12,492,322

Automobiles – 0.7%
General Motors Corp.	579,300	5,793,000
Toyota Motor Corp. (ADR)	134,100	12,014,019

		17,807,019

Household Durables – 1.2%
Black & Decker Corp.	123,600	7,817,700
Centex Corp.	218,900	3,550,558
DR Horton, Inc.	686,100	8,548,806
KB Home	227,500	4,732,000
Newell Rubbermaid, Inc.	90,900	1,645,290
Pulte Homes, Inc.	262,000	3,801,620

		30,095,974

Leisure, Equipment & Products – 0.2%
Brunswick Corp.	420,500	5,798,695

Media – 3.6%
CBS Corp. – Class B	617,300	9,987,914
Gannett Co., Inc.	473,300	8,420,007
Time Warner, Inc.	2,067,900	33,851,523
Viacom, Inc. – Class B(a)	368,800	10,872,224
The Walt Disney Co.	830,600	26,869,910

		90,001,578

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	9,544,360
Macy’s, Inc.	743,300	15,475,506

		25,019,866

Specialty Retail – 1.9%
AutoNation, Inc.(a)	175,700	1,994,195
The Gap, Inc.	655,500	12,749,475
Home Depot, Inc.	792,100	21,481,752
Limited Brands, Inc.	282,000	5,865,600
Lowe’s Cos, Inc.	246,700	6,078,688

		48,169,710

Textiles, Apparel & Luxury Goods – 0.9%
Jones Apparel Group, Inc.	864,600	17,170,956
VF Corp.	76,335	6,049,549

		23,220,505

		252,605,669

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 9.2%
Beverages – 1.7%
The Coca-Cola Co.	51,900	$2,702,433
Coca-Cola Enterprises, Inc.	775,300	13,234,371
Molson Coors Brewing Co. – Class B	308,000	14,676,200
Pepsi Bottling Group, Inc.	393,800	11,648,604

		42,261,608

Food & Staples Retailing – 1.9%
The Kroger Co.	398,300	11,001,046
Safeway, Inc.	659,800	17,379,132
Supervalu, Inc.	557,600	12,930,744
Wal-Mart Stores, Inc.	100,000	5,907,000

		47,217,922

Food Products – 1.6%
ConAgra Foods, Inc.	419,900	8,931,273
Del Monte Foods Co.	590,000	5,026,800
Kraft Foods, Inc. – Class A	173,300	5,460,683
Sara Lee Corp.	953,700	12,874,950
Tyson Foods, Inc. – Class A	573,300	8,324,316

		40,618,022

Household Products – 2.0%
Procter & Gamble Co.	718,900	50,157,653

Tobacco – 2.0%
Altria Group, Inc.	560,300	11,783,109
Philip Morris International, Inc.	425,000	22,822,500
Reynolds American, Inc.	325,600	17,250,288

		51,855,897

		232,111,102

Industrials – 7.5%
Aerospace & Defense – 0.7%
Lockheed Martin Corp.	30,400	3,539,776
Northrop Grumman Corp.	196,100	13,501,485

		17,041,261

Commercial Services & Supplies – 0.6%
Allied Waste Industries, Inc.(a)	1,261,500	16,954,560

Industrial Conglomerates – 4.8%
3M Co.	98,900	7,081,240
General Electric Co.	3,198,700	89,883,470
Tyco International Ltd.	553,700	23,742,656

		120,707,366

Machinery – 0.8%
Caterpillar, Inc.	218,100	15,426,213
Cummins, Inc.	81,000	5,277,960

		20,704,173

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.6%
Avis Budget Group, Inc.(a)	273,600	$2,084,832
Ryder System, Inc.	193,400	12,478,168

		14,563,000

		189,970,360

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 5.5%
AT&T, Inc.	2,769,300	88,589,907
Verizon Communications, Inc.	1,396,500	49,045,080

		137,634,987

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	22,324,072
Vodafone Group PLC (ADR)	432,800	11,058,040

		33,382,112

		171,017,099

Materials – 5.9%
Chemicals – 2.8%
Ashland, Inc.	162,300	6,642,939
Dow Chemical Co.	718,800	24,532,644
E.I. Du Pont de Nemours & Co.	585,000	25,997,400
Eastman Chemical Co.	209,465	12,634,929
Lubrizol Corp.	32,057	1,698,700

		71,506,612

Containers & Packaging – 1.4%
Ball Corp.	309,300	14,203,056
Owens-Illinois, Inc.(a)	275,200	12,273,920
Smurfit-Stone Container Corp.(a)	439,600	2,219,980
Sonoco Products Co.	210,400	7,271,424

		35,968,380

Metals & Mining – 1.7%
Alcoa, Inc.	699,000	22,458,870
ArcelorMittal	250,200	19,670,724

		42,129,594

		149,604,586

Information Technology – 3.6%
Communications Equipment – 0.4%
Motorola, Inc.	963,300	9,074,286

Computers & Peripherals – 1.0%
International Business Machines Corp.	66,800	8,131,564
Lexmark International, Inc. – Class A(a)	285,800	10,280,226
Western Digital Corp.(a)	261,500	7,128,490

		25,540,280

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 2.2%
Arrow Electronics, Inc.(a)	421,900	$14,002,861
Avnet, Inc.(a)	442,200	12,978,570
Flextronics International Ltd.(a)	1,218,278	10,867,040
Ingram Micro, Inc. – Class A(a)	436,100	8,246,651
Sanmina-SCI Corp.(a)	599,600	1,409,060
Tech Data Corp.(a)	167,500	5,718,450
Vishay Intertechnology, Inc.(a)	168,800	1,500,632

		54,723,264

		89,337,830

Utilities – 1.3%
Independent Power Producers & Energy Traders – 0.6%
Reliant Energy, Inc.(a)	838,300	14,276,249

Multi-Utilities – 0.7%
CMS Energy Corp.	277,400	3,764,318
Dominion Resources, Inc.	233,200	10,151,196
Wisconsin Energy Corp.	85,125	3,981,296

		17,896,810

		32,173,059

Total Common Stocks (cost $2,846,018,399)		2,449,534,310

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $111,846,112)	111,846,112	111,846,112

Total Investments – 101.6% (cost $2,957,864,511)		2,561,380,422
Other assets less liabilities – (1.6)%		(40,437,599)

Net Assets – 100.0%		$2,520,942,823

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 31.3%
Communications Equipment – 8.4%
Cisco Systems, Inc.(a)	3,518,100	$84,610,305
Qualcomm, Inc.	944,100	49,706,865
Research In Motion Ltd.(a)	657,200	79,915,520

		214,232,690

Computers & Peripherals – 12.7%
Apple, Inc.(a)	1,061,430	179,944,228
Hewlett-Packard Co.	2,998,150	140,673,198

		320,617,426

Internet Software & Services – 6.6%
Google, Inc. – Class A(a)	361,070	167,280,120

Semiconductors & Semiconductor Equipment – 2.1%
Broadcom Corp. – Class A(a)	255,400	6,144,924
Intel Corp.	375,400	8,585,398
MEMC Electronic Materials, Inc.(a)	772,250	37,909,753

		52,640,075

Software – 1.5%
Electronic Arts, Inc.(a)	480,700	23,462,967
Microsoft Corp.	240,100	6,552,329
Salesforce.com, Inc.(a)	156,300	8,755,926

		38,771,222

		793,541,533

Health Care – 22.2%
Biotechnology – 8.9%
Celgene Corp.(a)	1,053,400	73,000,620
Genentech, Inc.(a)	470,900	46,501,375
Gilead Sciences, Inc.(a)	1,992,150	104,946,462

		224,448,457

Health Care Equipment & Supplies – 5.6%
Alcon, Inc.	392,150	66,779,223
Baxter International, Inc.	519,900	35,228,424
Becton Dickinson & Co.	444,625	38,851,333

		140,858,980

Health Care Providers & Services – 2.3%
Medco Health Solutions, Inc.(a)	1,251,800	58,646,830

Pharmaceuticals – 5.4%
Abbott Laboratories	1,041,700	59,824,831
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,645,600	77,902,704

		137,727,535

		561,681,802

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.5%
Beverages – 2.6%
The Coca-Cola Co.	494,000	$25,722,580
PepsiCo, Inc.	597,800	40,937,344

		66,659,924

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	274,900	18,434,794
Wal-Mart Stores, Inc.	558,400	32,984,688

		51,419,482

Food Products – 2.8%
Kellogg Co.	106,900	5,819,636
WM Wrigley Jr Co.	823,600	65,459,728

		71,279,364

Household Products – 2.8%
Colgate-Palmolive Co.	466,300	35,452,789
Procter & Gamble Co.	485,400	33,866,358

		69,319,147

Tobacco – 1.3%
Philip Morris International, Inc.	628,900	33,771,930

		292,449,847

Energy – 8.8%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	431,700	20,112,903
National Oilwell Varco, Inc.(a)	371,600	27,398,068
Schlumberger Ltd.	1,018,150	95,930,093
Transocean, Inc.	80,550	10,245,960

		153,687,024

Oil, Gas & Consumable Fuels – 2.7%
EOG Resources, Inc.	655,800	68,478,636

		222,165,660

Financials – 8.2%
Capital Markets – 4.8%
The Blackstone Group LP	549,800	9,830,424
Franklin Resources, Inc.	542,100	56,649,450
The Goldman Sachs Group, Inc.	183,035	30,012,249
Merrill Lynch & Co., Inc.	860,500	24,395,175

		120,887,298

Diversified Financial Services – 3.4%
CME Group, Inc. – Class A	227,760	76,386,149
NYSE Euronext	224,900	9,128,691

		85,514,840

		206,402,138

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 6.7%
Aerospace & Defense – 2.5%
Honeywell International, Inc.	1,065,860	$53,474,196
Lockheed Martin Corp.	80,300	9,350,132

		62,824,328

Construction & Engineering – 1.3%
Fluor Corp.	348,700	27,941,331
Foster Wheeler Ltd.(a)	80,300	3,990,107

		31,931,438

Electrical Equipment – 0.6%
Emerson Electric Co.	255,600	11,962,080
First Solar, Inc.(a)	10,100	2,794,165

		14,756,245

Industrial Conglomerates – 0.2%
Textron, Inc.	135,100	5,552,610

Machinery – 1.4%
Deere & Co.	513,850	36,262,395

Road & Rail – 0.7%
Union Pacific Corp.	209,900	17,610,610

		168,937,626

Materials – 5.4%
Chemicals – 5.4%
Air Products & Chemicals, Inc.	335,800	30,843,230
Monsanto Co.	918,340	104,920,345

		135,763,575

Consumer Discretionary – 3.9%
Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp.	581,950	36,109,997
Starbucks Corp.(a)	576,500	8,970,340

		45,080,337

Multiline Retail – 1.6%
Kohl’s Corp.(a)	862,900	42,428,793

Textiles, Apparel & Luxury Goods – 0.5%
Nike, Inc. – Class B	201,400	12,206,854

		99,715,984

Telecommunication Services – 1.6%
Wireless Telecommunication Services – 1.6%
America Movil SAB de CV Series L (ADR)	812,000	41,720,560

Total Common Stocks (cost $2,302,596,657)		2,522,378,725

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $2,305,596)	2,305,596	$2,305,596

Total Investments – 99.7% (cost $2,304,902,253)		2,524,684,321
Other assets less liabilities – 0.3%		7,584,958

Net Assets – 100.0%		$2,532,269,279

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Equity: Other – 46.4%
Diversified/Specialty – 39.8%
Alexandria Real Estate Equities, Inc.	131,700	$14,185,407
BioMed Realty Trust, Inc.	325,200	8,708,856
British Land Co. PLC	929,626	12,901,211
Canadian Real Estate Investment Trust	460,162	12,888,696
DB RREEF Trust	17,287,431	21,754,073
Digital Realty Trust, Inc.	359,600	16,494,852
Entertainment Properties Trust	357,500	19,401,525
Forest City Enterprises, Inc. – Class A	147,100	4,230,596
Hang Lung Properties Ltd.	8,565,000	27,110,986
Henderson Land Development Co., Ltd.	2,586,000	15,588,427
Kerry Properties Ltd.	5,155,191	24,582,442
Land Securities Group PLC	799,492	19,752,266
Lend Lease Corp. Ltd.	2,798,100	23,001,165
Mitsubishi Estate Co., Ltd.	1,269,000	28,030,787
Mitsui Fudosan Co., Ltd.	1,503,000	31,321,368
Morguard Real Estate Investment Trust	435,300	5,227,044
New World Development Co., Ltd.	10,170,338	15,436,073
Plum Creek Timber Co., Inc. (REIT)	178,800	8,872,056
Rayonier, Inc.	222,320	10,002,177
Sumitomo Realty & Development	198,000	3,941,434
Sun Hung Kai Properties Ltd.	3,073,600	41,909,905
Unibail	262,618	54,527,429
Vornado Realty Trust	222,600	22,139,796
Wereldhave NV	76,200	8,498,245

		450,506,816

Health Care – 5.6%
HCP, Inc.	319,100	11,557,802
Health Care REIT, Inc.	381,900	19,809,153
Nationwide Health Properties, Inc.	436,400	15,020,888
Omega Healthcare Investors, Inc.	333,900	5,956,776
Ventas, Inc.	255,400	11,600,268

		63,944,887

Triple Net – 1.0%
Macquarie Infrastructure Group	2,502,131	4,662,947
National Retail Properties, Inc.	286,800	6,507,492

		11,170,439

		525,622,142

Retail – 20.3%
Regional Mall – 9.0%
CBL & Associates Properties, Inc.	177,000	3,839,130
General Growth Properties, Inc.	395,300	10,250,129
Simon Property Group, Inc.	486,700	46,178,096
Taubman Centers, Inc.	239,600	11,630,184
Westfield Group	2,038,336	29,910,998

		101,808,537

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 11.3%
CapitaMall Trust	8,543,800	$16,417,915
Citycon Oyj	1,718,526	6,507,819
Corio NV	100,700	7,406,313
Federal Realty Investment Trust	72,200	5,478,536
Hammerson PLC	308,900	5,329,173
Kimco Realty Corp.	361,600	13,429,824
Klepierre	714,637	28,487,375
Macquarie CountryWide Trust	4,358,364	3,863,681
Mercialys SA	133,300	5,705,764
New World Department Store China Ltd.(a)	53,722	39,979
Primaris Retail Real Estate Investment Trust	362,699	5,984,636
Regency Centers Corp.	137,900	8,545,663
RioCan Real Estate Investment Trust(b)	132,100	2,679,821
RioCan Real Estate Investment Trust (UIT)	296,889	6,022,781
Tanger Factory Outlet Centers	314,600	12,621,752

		128,521,032

		230,329,569

Office – 15.2%
Office – 15.2%
Allied Properties Real Estate Investment Trust	464,232	8,975,968
Boston Properties, Inc.	176,600	18,096,202
Brookfield Properties Corp.	855,424	17,707,277
Castellum AB	965,100	9,879,064
Cominar Real Estate Investment Trust	391,689	8,388,593
Derwent Valley Holdings PLC	190,410	3,785,058
Dundee Real Estate Investment Trust	225,200	6,829,384
Great Portland Estates PLC	1,030,700	6,865,335
Hufvudstaden AB – Class A	602,000	5,082,173
ING Office Fund	8,019,300	9,862,956
Japan Real Estate Investment Corp. – Class A	1,840	17,161,326
Nippon Building Fund, Inc. – Class A	1,111	12,021,599
Nomura Real Estate Office Fund, Inc. – Class A	560	4,019,933
Norwegian Property ASA	1,134,200	4,268,329
NTT Urban Development Corp.	23,825	31,793,641
SL Green Realty Corp.	87,600	7,533,600

		172,270,438

Residential – 7.4%
Multi-Family – 5.8%
Apartment Investment & Management Co. – Class A	385,371	13,657,561
Boardwalk Real Estate Investment Trust	153,328	5,631,750
Equity Residential	346,284	14,613,185
Essex Property Trust, Inc.	70,400	8,261,440
Home Properties, Inc.	187,800	9,906,450

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	101,400	$5,086,224
UDR, Inc.	342,950	8,498,301

		65,654,911

Self Storage – 1.6%
Extra Space Storage, Inc.	208,700	3,287,025
Public Storage	166,900	14,740,608

		18,027,633

		83,682,544

Industrials – 4.6%
Industrial Warehouse Distribution – 4.6%
Ascendas Real Estate Investment Trust	12,613,000	20,230,360
Prologis	665,400	28,652,124
Segro PLC	427,723	3,401,989

		52,284,473

Lodging – 3.7%
Lodging – 3.7%
DiamondRock Hospitality Co.	742,130	6,835,018
Fonciere Des Murs	232,300	7,547,304
Host Hotels & Resorts, Inc.	617,257	8,826,775
Starwood Hotels & Resorts Worldwide, Inc.	136,525	4,949,031
Strategic Hotels & Resorts, Inc.	449,500	4,144,390
Sunstone Hotel Investors, Inc.	679,827	9,639,947

		41,942,465

Total Common Stocks (cost $1,208,414,397)		1,106,131,631

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $16,051,579)	16,051,579	16,051,579

Total Investments – 99.0% (cost $1,224,465,976)		1,122,183,210
Other assets less liabilities – 1.0%		10,197,862

Net Assets – 100.0%		$1,132,381,072

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $2,679,821 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 27.0%
Capital Markets – 4.4%
Credit Suisse Group AG	525,900	$24,392,656
Deutsche Bank AG	351,500	29,851,709

		54,244,365

Commercial Banks – 13.5%
Barclays PLC	2,993,300	19,153,773
BNP Paribas SA	296,200	26,570,654
Credit Agricole SA	1,080,361	22,904,412
HBOS PLC	4,743,440	27,151,244
Kookmin Bank	222,700	12,183,514
Royal Bank of Scotland Group PLC (London Virt-X)	4,715,071	20,053,554
Societe Generale	257,476	24,836,783
Sumitomo Mitsui Financial Group, Inc.	2,108	12,762,297

		165,616,231

Consumer Finance – 1.4%
ORIX Corp.	140,810	17,153,777

Diversified Financial Services – 2.6%
Fortis (Euronext Brussels)	1,044,098	14,456,837
ING Group	566,611	17,652,381

		32,109,218

Insurance – 5.1%
Allianz SE	166,300	27,701,292
Aviva PLC	1,294,995	12,088,205
Fondiaria-Sai SpA (ordinary shares)	174,000	4,821,128
Fondiaria-Sai SpA (saving shares)	16,937	316,706
Muenchener Rueckversicherungs AG	111,300	17,280,089

		62,207,420

		331,331,011

Energy – 16.5%
Oil, Gas & Consumable Fuels – 16.5%
BP PLC	992,100	9,535,650
China Petroleum & Chemical Corp. – Class H	20,274,500	19,524,705
ENI SpA	800,400	25,962,811
LUKOIL (Sponsored) (ADR)	162,250	12,055,175
Nippon Mining Holdings, Inc.	1,416,000	7,865,296
Petro-Canada	405,600	17,934,564
Royal Dutch Shell PLC – Class A	1,594,552	55,492,311
StatoilHydro ASA	769,750	23,612,398
Total SA	418,800	30,084,971

		202,067,881

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 16.0%
Chemicals – 6.4%
BASF SE	546,100	$31,506,743
Koninklijke Dsm NV	268,600	15,459,181
Mitsubishi Chemical Holdings Corp.	2,029,000	11,478,998
Mitsui Chemicals, Inc.	1,236,000	6,100,474
Nova Chemicals Corp.	127,900	3,710,040
Solvay SA – Class A	86,400	10,578,385

		78,833,821

Metals & Mining – 8.4%
Antofagasta PLC	308,300	3,465,316
ArcelorMittal (Euronext Paris)	252,532	19,811,607
Barrick Gold Corp.	69,200	2,408,118
BHP Billiton Ltd.	279,800	9,827,070
Cia Vale do Rio Doce (Sponsored) – Class B (ADR)	471,700	11,212,309
Inmet Mining Corp.	78,500	4,727,891
JFE Holdings, Inc.	442,800	18,712,710
Kazakhmys PLC	405,200	9,508,532
MMC Norilsk Nickel (ADR)	363,500	7,182,760
Sumitomo Metal Mining Co. Ltd.	395,000	5,032,505
Xstrata PLC	207,440	11,565,435

		103,454,253

Paper & Forest Products – 1.2%
Stora Enso Oyj – Class R	727,900	7,293,223
Svenska Cellulosa AB – Class B	643,200	7,306,934

		14,600,157

		196,888,231

Consumer Discretionary – 9.4%
Auto Components – 1.9%
Compagnie Generale des Etablissements Michelin – Class B	167,400	10,850,864
Hyundai Mobis	148,510	12,331,847

		23,182,711

Automobiles – 4.5%
Honda Motor Co. Ltd.	117,100	3,803,133
Nissan Motor Co. Ltd.	2,135,200	16,219,164
Renault SA	317,600	26,520,609
Toyota Motor Corp.	202,500	9,035,224

		55,578,130

Hotels, Restaurants & Leisure – 0.4%
TUI Travel PLC	1,205,700	4,615,014

Household Durables – 1.5%
Sharp Corp.	845,000	10,750,978
Sony Corp.	158,600	6,062,941
Taylor Wimpey PLC	1,752,944	1,722,821

		18,536,740

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.1%
Lagardere SCA	174,400	$9,735,312
Yell Group PLC	1,705,610	3,342,973

		13,078,285

		114,990,880

Information Technology – 7.1%
Communications Equipment – 0.3%
Nokia OYJ	162,700	4,073,580

Computers & Peripherals – 3.3%
Asustek Computer, Inc.	2,473,220	5,685,874
Compal Electronics, Inc. (GDR)(a)	2,190,349	9,593,730
Fujitsu Ltd.	1,960,000	13,547,244
Toshiba Corp.	2,116,000	11,802,696

		40,629,544

Electronic Equipment & Instruments – 1.1%
Hitachi High-Technologies Corp.	159,600	2,943,231
Hitachi Ltd.	1,339,000	9,861,660

		12,804,891

Semiconductors & Semiconductor Equipment – 2.4%
Elpida Memory, Inc.(b)	211,800	4,560,588
Hynix Semiconductor, Inc.(b)	433,500	7,629,383
Samsung Electronics Co., Ltd.	12,150	5,699,218
United Microelectronics Corp.	28,440,174	11,856,374

		29,745,563

		87,253,578

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.3%
China Netcom Group Corp., Ltd.	5,620,000	13,296,017
Deutsche Telekom AG – Class W	351,600	5,821,789
France Telecom SA	147,200	4,340,187
Nippon Telegraph & Telephone Corp.	2,621	12,885,204
Tele2 AB – Class B	89,400	1,375,074
Telecom Italia SpA (ordinary shares)	6,603,400	10,620,649
Telefonica SA	197,300	4,874,989

		53,213,909

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	9,629,937	24,609,720

		77,823,629

Industrials – 5.2%
Airlines – 2.1%
Air France-KLM	298,000	7,169,575
Deutsche Lufthansa AG	547,700	11,760,971
Qantas Airways Ltd.	2,577,100	7,419,205

		26,349,751

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.5%
Mitsui OSK Lines Ltd.	968,000	$11,472,806
Nippon Yusen KK	820,000	6,543,806

		18,016,612

Trading Companies & Distributors – 1.6%
Mitsubishi Corp.	410,300	11,270,562
Mitsui & Co. Ltd.	482,000	8,217,783

		19,488,345

		63,854,708

Health Care – 4.8%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	3,890,368

Pharmaceuticals – 4.5%
GlaxoSmithKline PLC	971,500	22,860,215
Novartis AG	210,340	11,717,730
Sanofi-Aventis SA	283,319	20,100,219

		54,678,164

		58,568,532

Utilities – 3.4%
Electric Utilities – 3.0%
E.ON AG	338,400	19,762,452
The Tokyo Electric Power Co. Inc	607,800	17,340,832

		37,103,284

Multi-Utilities – 0.4%
RWE AG	47,700	5,145,551

		42,248,835

Consumer Staples – 2.3%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	1,526,340	19,083,502

Food Products – 0.8%
Associated British Foods PLC	634,800	9,312,907

		28,396,409

Total Common Stocks (cost $1,385,162,076)		1,203,423,694

NON-CONVERTIBLE - PREFERRED STOCKS – 0.3%
Information Technology – 0.3%
Semiconductors & Semiconductor Equipment – 0.3%
Samsung Electronics Co., Ltd. (cost $5,490,011)	11,500	3,819,794

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $15,405,825)	15,405,825	$15,405,825

Total Investments – 99.5% (cost $1,406,057,912)		1,222,649,313
Other assets less liabilities – 0.5%		5,827,434

Net Assets – 100.0%		$1,228,476,747

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
SHARE PRICE INDEX	54	September 2008	$5,787,725	$5,963,156	$175,431

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $9,593,730 or 0.8% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Health Care – 15.7%
Biotechnology – 1.2%
CSL Ltd./Australia	417,014	$14,553,904

Health Care Equipment & Supplies – 1.6%
Alcon, Inc.	121,400	20,673,206

Pharmaceuticals – 12.9%
AstraZeneca PLC	155,332	7,572,731
Bayer AG	455,753	36,019,204
GlaxoSmithKline PLC	1,309,621	30,816,487
Novartis AG	664,889	37,039,983
Novo Nordisk A/S – Class B	212,533	11,863,983
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	791,500	37,469,610

		160,781,998

		196,009,108

Materials – 15.1%
Chemicals – 2.7%
Incitec Pivot Ltd.	80,025	10,886,845
Potash Corp. of Saskatchewan	85,380	14,821,968
Syngenta AG	29,839	8,006,083

		33,714,896

Metals & Mining – 12.4%
Anglo American PLC	314,314	16,707,595
BHP Billiton PLC	1,233,653	38,423,252
Cia Vale do Rio Doce – Class B (ADR)	461,000	12,239,550
Rio Tinto PLC	521,246	49,481,248
Xstrata PLC	674,687	37,615,930

		154,467,575

		188,182,471

Industrials – 13.6%
Aerospace & Defense – 2.8%
BAE Systems PLC	4,028,418	35,158,466

Electrical Equipment – 3.2%
ABB Ltd.	1,598,780	39,214,424

Industrial Conglomerates – 0.7%
Murray & Roberts Holdings Ltd.	654,645	8,835,304

Machinery – 1.0%
Atlas Copco AB – Class A	890,768	12,433,932

Trading Companies & Distributors – 5.9%
Mitsubishi Corp.	1,296,800	35,621,899
Mitsui & Co. Ltd.	2,222,000	37,883,636

		73,505,535

		169,147,661

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 13.4%
Food & Staples Retailing – 2.4%
Tesco PLC	4,276,399	$29,641,294

Food Products – 5.3%
Nestle SA	1,003,965	44,234,282
Unilever PLC	801,751	21,504,643

		65,738,925

Household Products – 2.9%
Reckitt Benckiser PLC	702,837	35,531,513

Tobacco – 2.8%
British American Tobacco PLC	1,049,847	35,468,224

		166,379,956

Energy – 10.3%
Energy Equipment & Services – 2.5%
Technip SA	112,930	9,268,145
Tenaris SA (Sponsored) (ADR)	218,200	11,933,358
WorleyParsons Ltd.	326,004	10,262,259

		31,463,762

Oil, Gas & Consumable Fuels – 7.8%
Gazprom OAO (Sponsored) (ADR)(a)	178,729	6,970,431
Petroleo Brasileiro SA (ADR)	353,200	18,627,768
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	194,996	6,814,576
StatoilHydro ASA	1,030,855	31,621,901
Total SA	461,179	33,129,315

		97,163,991

		128,627,753

Financials – 9.3%
Capital Markets – 6.2%
Credit Suisse Group AG	433,088	20,087,786
ICAP PLC	1,221,667	10,519,253
Julius Baer Holding AG	188,630	11,479,147
Man Group PLC	3,450,192	35,552,730

		77,638,916

Commercial Banks – 2.6%
Banco Santander Central Hispano SA	1,170,133	19,891,535
Standard Chartered PLC	456,527	12,346,151

		32,237,686

Insurance – 0.5%
QBE Insurance Group Ltd.	296,011	6,020,283

		115,896,885

Utilities – 7.7%
Electric & Gas Utility – 0.6%
Iberdrola Renovables SA(b)	1,221,636	7,787,648

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electric Utilities – 3.6%
CEZ	130,931	$9,824,841
E.ON AG	609,558	35,597,993

		45,422,834

Independent Power Producers & Energy Traders – 1.3%
International Power PLC	2,182,159	15,664,332

Multi-Utilities – 2.2%
Gaz de France SA	470,507	27,085,804

		95,960,618

Telecommunication Services – 5.4%
Diversified Telecommunication Services – 2.9%
Telefonica SA	1,199,218	29,630,891
Vimpel-Communications (Sponsored) (ADR)	255,500	6,139,665

		35,770,556

Wireless Telecommunication Services – 2.5%
Vodafone Group PLC	12,256,799	31,322,779

		67,093,335

Information Technology – 4.0%
Communications Equipment – 1.5%
Research In Motion Ltd.(b)	154,500	18,787,200

Software – 2.5%
Nintendo Co. Ltd.	66,600	31,266,009

		50,053,209

Consumer Discretionary – 3.2%
Automobiles – 0.6%
Porsche Automobil Holding SE	48,427	6,797,864

Media – 1.9%
Eutelsat Communications	494,905	13,719,395
SES SA	435,504	10,510,463

		24,229,858

Specialty Retail – 0.7%
Esprit Holdings Ltd.	1,005,200	8,298,192

		39,325,914

Total Common Stocks (cost $1,241,332,307)		1,216,676,910

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 11/08/10(b) (cost $51,817)	24,387	$45,531

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $27,833,563)	27,833,563	27,833,563

Total Investments – 99.9% (cost $1,269,217,687)		1,244,556,004
Other assets less liabilities – 0.1%		1,423,149

Net Assets – 100.0%		$1,245,979,153

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $6,970,431 or 0.6% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 21.7%
Commercial Banks – 5.6%
Central Pacific Financial Corp.	320,150	$3,809,785
The South Financial Group, Inc.	528,000	3,590,400
Susquehanna Bancshares, Inc.	285,000	4,554,300
Synovus Financial Corp.	364,100	3,349,720
Trustmark Corp.	347,264	6,663,996
UnionBanCal Corp.	64,800	4,774,464
Webster Financial Corp.	379,000	8,080,280
Whitney Holding Corp.	162,000	3,507,300

		38,330,245

Insurance – 7.6%
Arch Capital Group Ltd.(a)	175,000	12,208,000
Aspen Insurance Holdings, Ltd.	343,500	9,308,850
Fidelity National Financial, Inc. – Class A	305,000	4,279,150
Old Republic International Corp.	376,000	4,109,680
PartnerRe Ltd.	14,800	1,019,868
Platinum Underwriters Holdings, Ltd.	317,500	11,477,625
RenaissanceRe Holdings Ltd.	35,000	1,774,850
StanCorp Financial Group, Inc.	157,700	7,728,877

		51,906,900

Real Estate Investment Trusts (REITs) – 5.0%
Alexandria Real Estate Equities, Inc.	49,000	5,277,790
Digital Realty Trust, Inc.	171,300	7,857,531
Home Properties, Inc.	120,913	6,378,161
Mid-America Apartment Communities, Inc.	74,000	3,711,840
Strategic Hotels & Resorts, Inc.	101,000	931,220
Sunstone Hotel Investors, Inc.	211,104	2,993,455
Tanger Factory Outlet Centers	102,800	4,124,336
Taubman Centers, Inc.	66,300	3,218,202

		34,492,535

Thrifts & Mortgage Finance – 3.5%
Astoria Financial Corp.	224,900	4,914,065
First Niagara Financial Group, Inc.	468,000	7,001,280
Provident Financial Services, Inc.	599,400	9,140,850
Washington Federal, Inc.	188,900	3,254,747

		24,310,942

		149,040,622

Industrials – 18.7%
Aerospace & Defense – 0.5%
Goodrich Corp.	64,300	3,295,375

Airlines – 1.6%
Alaska Air Group, Inc.(a)	212,200	4,458,322
Continental Airlines, Inc. – Class B(a)	181,300	2,946,125
Skywest, Inc.	202,500	3,460,725

		10,865,172

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.5%
Quanex Building Products Corp.	226,500	$3,728,190

Commercial Services & Supplies – 4.3%
IKON Office Solutions, Inc.	734,400	12,712,464
Kelly Services, Inc. – Class A	400,100	7,737,934
United Stationers, Inc.(a)	176,800	8,765,744

		29,216,142

Electrical Equipment – 2.7%
Acuity Brands, Inc.	103,600	4,507,636
Cooper Industries Ltd. – Class A	94,000	4,478,160
EnerSys(a)	99,400	2,795,128
Regal-Beloit Corp.	142,600	6,695,070

		18,475,994

Machinery – 2.6%
AGCO Corp.(a)	53,800	3,315,694
Briggs & Stratton Corp.	284,300	4,264,500
Mueller Industries, Inc.	245,000	6,872,250
Terex Corp.(a)	65,200	3,278,908

		17,731,352

Road & Rail – 5.3%
Arkansas Best Corp.	141,900	4,912,578
Avis Budget Group, Inc.(a)	492,900	3,755,898
Con-way, Inc.	116,300	5,710,330
Hertz Global Holdings, Inc.(a)	442,900	4,211,979
Ryder System, Inc.	176,000	11,355,520
Werner Enterprises, Inc.	290,500	6,626,305

		36,572,610

Trading Companies & Distributors – 1.2%
GATX Corp.	186,700	8,183,061

		128,067,896

Materials – 12.0%
Chemicals – 7.7%
Arch Chemicals, Inc.	129,866	4,766,082
Ashland, Inc.	199,100	8,149,163
Chemtura Corp.	1,040,800	6,858,872
Cytec Industries, Inc.	152,900	7,767,320
Lubrizol Corp.	24,800	1,314,152
Methanex Corp.	170,600	4,302,532
Rockwood Holdings, Inc.(a)	349,100	13,213,435
Westlake Chemical Corp.	314,600	5,971,108

		52,342,664

Containers & Packaging – 2.3%
Aptargroup, Inc.	150,800	6,090,812
Silgan Holdings, Inc.	112,000	5,862,080
Sonoco Products Co.	113,300	3,915,648

		15,868,540

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.0%
Commercial Metals Co.	263,800	$6,866,714
Reliance Steel & Aluminum Co.	79,700	4,543,697
Steel Dynamics, Inc.	100,400	2,492,932

		13,903,343

		82,114,547

Consumer Discretionary – 10.9%
Auto Components – 2.8%
ArvinMeritor, Inc.	618,700	9,286,687
Autoliv, Inc.	61,500	2,360,985
TRW Automotive Holdings Corp.(a)	387,100	7,424,578

		19,072,250

Automobiles – 1.1%
Thor Industries, Inc.	336,700	7,737,366

Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp.(a)	385,700	4,701,683

Household Durables – 0.6%
Furniture Brands International, Inc.	304,500	2,725,275
KB Home	69,400	1,443,520

		4,168,795

Leisure, Equipment & Products – 1.9%
Brunswick Corp.	443,800	6,120,002
Callaway Golf Co.	529,900	7,196,042

		13,316,044

Media – 0.5%
Gannett Co., Inc.	191,800	3,412,122

Multiline Retail – 0.3%
Dillard’s, Inc. – Class A	149,800	1,912,946

Specialty Retail – 2.3%
AutoNation, Inc.(a)	320,438	3,636,971
Foot Locker, Inc.	256,300	4,175,127
Men’s Wearhouse, Inc.	349,500	7,654,050

		15,466,148

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	240,100	4,768,386

		74,555,740

Information Technology – 10.0%
Communications Equipment – 0.9%
CommScope, Inc.(a)	126,600	6,199,602

Computers & Peripherals – 0.7%
Lexmark International, Inc. – Class A(a)	127,100	4,571,787

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 5.6%
Anixter International, Inc.(a)	56,500	$4,170,265
Arrow Electronics, Inc.(a)	225,900	7,497,621
Benchmark Electronics, Inc.(a)	204,000	3,363,960
Ingram Micro, Inc. – Class A(a)	382,800	7,238,748
Insight Enterprises, Inc.(a)	393,000	6,539,520
Tech Data Corp.(a)	171,300	5,848,182
Vishay Intertechnology, Inc.(a)	457,400	4,066,286

		38,724,582

IT Services – 0.3%
Convergys Corp.(a)	147,675	2,178,206

Semiconductors & Semiconductor Equipment – 2.5%
Amkor Technology, Inc.(a)	566,000	4,250,660
Siliconware Precision Industries Co. (Sponsored) (ADR)	491,700	3,382,896
Spansion, Inc. – Class A(a)	310,000	697,500
Teradyne, Inc.(a)	539,800	5,036,334
Zoran Corp.(a)	432,600	3,850,140

		17,217,530

		68,891,707

Consumer Staples – 7.8%
Food & Staples Retailing – 2.5%
Ruddick Corp.	336,869	10,725,909
Supervalu, Inc.	275,900	6,398,121

		17,124,030

Food Products – 3.8%
Corn Products International, Inc.	49,700	2,226,063
Del Monte Foods Co.	1,013,800	8,637,576
Smithfield Foods, Inc.(a)	447,100	8,991,181
Tyson Foods, Inc. – Class A	427,000	6,200,040

		26,054,860

Tobacco – 1.5%
Universal Corp.	193,200	10,030,944

		53,209,834

Health Care – 6.2%
Health Care Providers & Services – 5.2%
AMERIGROUP Corp.(a)	268,700	6,953,956
Apria Healthcare Group, Inc.(a)	155,400	3,073,812
LifePoint Hospitals, Inc.(a)	174,678	5,893,636
Molina Healthcare, Inc.(a)	256,425	8,069,695
Omnicare, Inc.	151,600	4,889,100
Universal Health Services, Inc. – Class B	113,400	7,005,852

		35,886,051

Life Sciences Tools & Services – 1.0%
PerkinElmer, Inc.	226,300	6,429,183

		42,315,234

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 5.4%
Electric Utilities – 1.5%
Allegheny Energy, Inc.	58,800	$2,665,404
Northeast Utilities	289,500	7,784,655

		10,450,059

Gas Utilities – 1.0%
Atmos Energy Corp.	253,091	6,970,126

Independent Power Producers & Energy Traders – 1.5%
Constellation Energy Group, Inc.	55,300	3,689,063
Reliant Energy, Inc.(a)	378,000	6,437,340

		10,126,403

Multi-Utilities – 1.4%
Puget Energy, Inc.	124,600	3,476,340
Wisconsin Energy Corp.	135,500	6,337,335

		9,813,675

		37,360,263

Energy – 3.5%
Energy Equipment & Services – 2.4%
Helmerich & Payne, Inc.	72,900	4,164,048
Oil States International, Inc.(a)	163,300	9,084,379
Rowan Cos., Inc.	86,500	3,195,310

		16,443,737

Oil, Gas & Consumable Fuels – 1.1%
Cimarex Energy Co.	94,100	5,226,314
Hess Corp.	22,100	2,314,091

		7,540,405

		23,984,142

Total Common Stocks (cost $707,871,026)		659,539,985

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $25,715,909)	25,715,909	25,715,909

Total Investments – 99.9% (cost $733,586,935)		685,255,894
Other assets less liabilities – 0.1%		531,799

Net Assets – 100.0%		$685,787,693

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Industrials – 27.3%
Aerospace & Defense – 1.7%
Hexcel Corp.(a)	561,600	$11,670,048

Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	126,900	6,612,759

Commercial Services & Supplies – 6.7%
FTI Consulting, Inc.(a)	187,500	13,762,500
Huron Consulting Group, Inc.(a)	123,900	7,989,072
Iron Mountain, Inc.(a)	409,000	11,824,190
Stericycle, Inc.(a)	209,500	12,423,350

		45,999,112

Construction & Engineering – 1.9%
Chicago Bridge & Iron Co. NV	261,000	8,357,220
Granite Construction, Inc.	133,700	4,904,116

		13,261,336

Electrical Equipment – 4.8%
Ametek, Inc.	272,900	13,246,566
Baldor Electric Co.	255,800	9,116,712
EnerSys(a)	190,300	5,351,236
Polypore International, Inc.(a)	187,800	5,151,354

		32,865,868

Machinery – 10.7%
Actuant Corp. – Class A	215,000	6,783,250
Astec Industries, Inc.(a)	147,400	5,070,560
Bucyrus International, Inc. – Class A	134,500	9,394,825
Chart Industries, Inc.(a)	225,328	10,405,647
IDEX Corp.	297,475	11,027,398
Joy Global, Inc.	115,655	8,216,131
Kaydon Corp.	109,600	6,108,008
Lincoln Electric Holdings, Inc.	161,500	13,044,355
Valmont Industries, Inc.	31,700	3,383,658

		73,433,832

Trading Companies & Distributors – 0.5%
MSC Industrial Direct Co. – Class A	71,700	3,651,681

		187,494,636

Information Technology – 21.7%
Communications Equipment – 2.5%
F5 Networks, Inc.(a)	323,600	11,037,996
Foundry Networks, Inc.(a)	352,800	6,487,992

		17,525,988

Electronic Equipment & Instruments – 1.4%
Amphenol Corp. – Class A	201,480	9,574,330

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 3.5%
DealerTrack Holdings, Inc.(a)	51,900	$956,517
Digital River, Inc.(a)	177,800	7,778,750
VistaPrint Ltd.(a)	458,600	15,243,864

		23,979,131

IT Services – 2.0%
Alliance Data Systems Corp.(a)	138,200	8,877,968
Global Payments, Inc.	99,600	4,801,716

		13,679,684

Semiconductors & Semiconductor Equipment – 9.9%
Hittite Microwave Corp.(a)	282,400	9,994,136
Integrated Device Technology, Inc.(a)	488,900	5,177,451
Intersil Corp. – Class A	355,000	8,317,650
Microsemi Corp.(a)	314,800	8,657,000
ON Semiconductor Corp.(a)	1,171,100	11,090,317
PMC-Sierra, Inc.(a)	812,900	7,316,100
Silicon Laboratories, Inc.(a)	254,100	8,565,711
Varian Semiconductor Equipment(a)	68,700	2,219,010
Verigy Ltd.(a)	373,800	6,904,086

		68,241,461

Software – 2.4%
Activision Blizzard, Inc.(a)	96,654	3,172,184
Concur Technologies, Inc.(a)	10,700	470,265
McAfee, Inc.(a)	88,400	3,497,104
Red Hat, Inc.(a)	430,300	9,036,300

		16,175,853

		149,176,447

Health Care – 19.1%
Biotechnology – 7.1%
Acorda Therapeutics, Inc.(a)	240,100	6,758,815
Alexion Pharmaceuticals, Inc.(a)	258,800	11,666,704
BioMarin Pharmaceutical, Inc.(a)	292,900	8,828,006
OSI Pharmaceuticals, Inc.(a)	145,600	7,352,800
Savient Pharmaceuticals, Inc.(a)	248,700	5,652,951
United Therapeutics Corp.(a)	76,700	8,140,171

		48,399,447

Health Care Equipment & Supplies – 7.1%
Gen-Probe, Inc.(a)	139,500	8,335,125
Immucor, Inc.(a)	312,800	10,075,288
Masimo Corp.(a)	288,300	11,523,351
Mindray Medical International Ltd. (ADR)	184,900	7,190,761
NuVasive, Inc.(a)	239,200	11,400,272

		48,524,797

Health Care Providers & Services – 1.6%
HealthExtras, Inc.(a)	339,200	11,057,920

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.8%
AMAG Pharmaceuticals, Inc.(a)	162,400	$6,283,256
Icon PLC (Sponsored) (ADR)(a)	322,800	13,147,644

		19,430,900

Pharmaceuticals – 0.5%
XenoPort, Inc.(a)	72,200	3,525,526

		130,938,590

Consumer Discretionary – 11.7%
Diversified Consumer Services – 4.0%
Corinthian Colleges, Inc.(a)	472,900	6,275,383
DeVry, Inc.	161,800	8,345,644
Strayer Education, Inc.	60,900	12,779,256

		27,400,283

Hotels, Restaurants & Leisure – 2.3%
Orient-Express Hotels Ltd. – Class A	158,700	5,697,330
Panera Bread Co. – Class A(a)	177,300	9,528,102
Sonic Corp.(a)	20,200	292,698

		15,518,130

Internet & Catalog Retail – 1.8%
NetFlix, Inc.(a)	398,900	12,302,076

Media – 1.2%
National CineMedia, Inc.	736,400	8,240,316

Specialty Retail – 2.4%
Ross Stores, Inc.	173,900	6,992,519
Urban Outfitters, Inc.(a)	264,600	9,425,052

		16,417,571

		79,878,376

Energy – 10.6%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	126,300	5,884,317
Complete Production Services, Inc.(a)	373,000	11,022,150
FMC Technologies, Inc.(a)	66,400	3,556,384
Oceaneering International, Inc.(a)	104,200	6,503,122
Oil States International, Inc.(a)	71,600	3,983,108
Superior Energy Services, Inc.(a)	162,700	7,653,408
Tesco Corp.(a)	103,600	3,519,292

		42,121,781

Oil, Gas & Consumable Fuels – 4.5%
Bill Barrett Corp.(a)	149,700	5,895,186
Cabot Oil & Gas Corp.	104,300	4,635,092
Forest Oil Corp.(a)	125,300	7,132,076
Newfield Exploration Co.(a)	143,500	6,489,070
Penn Virginia Corp.	96,900	6,412,842

		30,564,266

		72,686,047

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 5.7%
Capital Markets – 5.7%
Affiliated Managers Group, Inc.(a)	83,750	$7,974,675
Greenhill & Co., Inc.	157,720	10,425,292
Lazard Ltd. – Class A	253,000	10,724,670
MF Global Ltd.(a)	169,400	1,248,478
optionsXpress Holdings, Inc.	265,700	6,129,699
Pzena Investment Management, Inc. – Class A	305,000	2,726,700

		39,229,514

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
SBA Communications Corp. – Class A(a)	288,600	10,080,798

Materials – 1.2%
Chemicals – 0.7%
Airgas, Inc.	84,800	5,023,552

Metals & Mining – 0.5%
Allegheny Technologies, Inc.	69,980	3,429,020

		8,452,572

Total Common Stocks (cost $599,811,629)		677,936,980

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $6,801,044)	6,801,044	6,801,044

Total Investments – 99.8% (cost $606,612,673)		684,738,024
Other assets less liabilities – 0.2%		1,552,790

Net Assets – 100.0%		$686,290,814

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

AGENCIES – 24.8%
Agency Debentures – 24.8%
Federal Home Loan Bank 2.375%, 4/30/10	$25,000	$24,716,175
2.75%, 6/18/10	32,000	31,803,680
3.625%, 12/17/10	12,450	12,546,400
4.375%, 10/22/10	32,000	32,711,264
Federal Home Loan Mortgage Corp. 2.875%, 4/30/10	32,000	31,824,480
4.125%, 9/27/13	9,947	9,995,780
5.75%, 3/15/09	50,000	50,714,400
Series 1 2.375%, 5/28/10	32,000	31,603,616
Federal National Mortgage Association 2.375%, 5/20/10	32,000	31,612,000
3.25%, 2/10/10	32,000	32,084,960
3.375%, 5/19/11	32,000	31,939,264

Total Agencies (cost $322,460,252)		321,552,019

CORPORATES - INVESTMENT GRADES – 19.8%
Financial Institutions – 12.8%
Banking – 5.7%
Bank of America Corp. 3.375%, 2/17/09	3,010	3,000,458
BB&T Corp. 6.50%, 8/01/11	3,035	3,046,970
Citigroup, Inc. 3.625%, 2/09/09	6,640	6,628,818
Comerica, Inc. 4.80%, 5/01/15	2,380	2,071,466
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,641,231
Fifth Third Bancorp 6.25%, 5/01/13	6,600	5,789,672
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	4,986,093
Morgan JP & Co., Inc. 6.25%, 1/15/09	6,120	6,157,607
National City Bank of Ohio 6.25%, 3/15/11	6,470	5,115,421
NB Capital Trust IV 8.25%, 4/15/27	3,345	3,341,541
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,455,326
Union Planters Corp. 7.75%, 3/01/11	3,867	3,819,865

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnionBanCal Corp. 5.25%, 12/16/13	$5,212	$4,920,535
US Bancorp 5.30%, 4/28/09	6,550	6,586,176
Wachovia Corp. 5.625%, 12/15/08	2,856	2,849,463
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,671,331

		74,081,973

Brokerage – 1.8%
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	6,715	6,619,526
7.875%, 11/01/09	2,726	2,754,160
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	6,760	6,700,965
Morgan Stanley 5.05%, 1/21/11	6,635	6,572,100

		22,646,751

Finance – 3.0%
American Express Co. 4.75%, 6/17/09	2,976	2,966,998
American General Finance Corp. 4.625%, 5/15/09	5,240	5,125,716
Capital One Bank 5.00%, 6/15/09	4,160	4,144,267
CIT Group, Inc. 3.375%, 4/01/09	6,860	6,676,961
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,731,178
Household Finance Corp. 4.125%, 12/15/08	6,690	6,684,969
International Lease Finance Corp. 4.75%, 7/01/09	6,630	6,479,386

		38,809,475

Insurance – 1.1%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	2,911	2,914,595
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,214,808
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,424,363
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,720,651

		14,274,417

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$3,130	$2,945,727

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	6,665	6,611,740
5.00%, 3/01/12	6,630	6,407,126

		13,018,866

		165,777,209

Industrials – 5.3%
Basic – 0.0%
United States Steel Corp. 5.65%, 6/01/13	460	449,325

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,505,567
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,656,107

		6,161,674

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	6,350	6,424,619

Communications - Telecommunications – 1.6%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,707,599
Qwest Corp. 8.875%, 3/15/12	3,930	3,959,475
Verizon New England, Inc. 6.50%, 9/15/11	3,215	3,315,112
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,444,998

		20,427,184

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	6,038,691

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	3,185	3,016,858

Consumer Non-Cyclical – 0.1%
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,632,388

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	$2,828	$2,871,150
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,502,323

		9,373,473

Technology – 0.5%
International Business Machines Corp. 5.375%, 2/01/09	2,869	2,894,761
Motorola, Inc. 8.00%, 11/01/11	3,240	3,295,903

		6,190,664

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,732,732

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	6,715	6,700,435

		69,148,043

Utility – 1.0%
Electric – 1.0%
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,666,021
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,514,222

		13,180,243

Industrial – 0.7%
Consumer Non-Cyclical – 0.7%
Abbott Laboratories 3.50%, 2/17/09	3,250	3,252,892
Baxter FinCo BV 4.75%, 10/15/10	5,757	5,871,323

		9,124,215

Total Corporates - Investment Grades (cost $261,375,930)		257,229,710

MORTGAGE PASS-THRU’S – 17.3%
Agency Fixed Rate 30-Year – 12.9%
Federal Gold Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	13,421	13,543,057
6.50%, 12/01/33	10,875	11,267,264
7.00%, 2/01/37	13,587	14,211,379
Series 2008 6.00%, 8/01/38	46,000	46,418,362

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association
Series 2008
6.00%, 8/01/38	$46,000		$46,490,237
6.50%, 12/01/28-10/01/35	33,832		35,210,567

			167,140,866

Agency ARMS – 3.6%
Federal Home Loan Mortgage Corp.
Series 2006 6.157%, 12/01/36(a)	4,935		5,046,344
Series 2007 5.919%, 11/01/36(a)	8,468		8,644,510
6.091%, 1/01/37(a)	7,274		7,444,051
Federal National Mortgage Association Series 2006 5.848%, 11/01/36(a)	12,024		12,302,572
Series 2007 5.781%, 8/01/37(a)	13,517		13,775,338

			47,212,815

Agency Fixed Rate 15-Year – 0.8%
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	0	+	180
Series 1998 6.00%, 10/01/13-12/01/13	48		49,380
Series 2001 6.00%, 11/01/16	183		188,299
Series 2002 6.00%, 12/01/17	100		102,837
Series 2005 6.00%, 6/01/17-6/01/20	430		441,137
Series 2006 6.00%, 5/01/21-1/01/22	7,406		7,595,979
Series 2007 6.00%, 2/01/22	1,603		1,643,632

			10,021,444

Total Mortgage Pass-Thru’s (cost $222,947,993)			224,375,125

GOVERNMENTS - TREASURIES – 10.0%
Treasuries – 10.0%
U.S. Treasury Notes
4.125%, 8/15/10	26,000		26,912,028
4.625%, 11/30/08	102,681		103,427,080

Total Governments - Treasuries (cost $129,565,441)			130,339,108

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 7.4%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	$5,000	$4,872,498
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,827,714
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	10,910	10,463,498
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,624,588
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,425,697
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,806,423
Series 2007-LD11, Class C 6.007%, 6/15/49	7,760	4,767,053
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,706,093
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 6.135%, 7/15/44	10,000	6,228,119
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,061,455
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,276,449
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,673,473
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	57	57,493
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.929%, 6/15/49	7,500	4,571,062

		96,361,615

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS –2.3%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 2.777%, 3/15/22(a)(b)	$2,500	$2,344,763
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 2.567%, 4/15/17(a)(b)	420	407,954
Series 2005-FL11, Class D 2.807%, 11/15/17(a)(b)	1,739	1,669,612
Series 2007-FL14, Class C 2.767%, 6/15/22(a)(b)	3,953	3,487,605
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 2.937%, 10/15/21(a)(b)	4,900	4,366,428
Series 2007-TFLA, Class A2 2.587%, 2/15/22(a)(b)	8,000	7,341,170
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 2.777%, 10/15/17(a)(b)	2,400	2,280,734
Morgan Stanley Capital Series 2005-XLF, Class G 2.837%, 8/15/19(a)(b)	2,000	1,924,949
Morgan Stanley Capital I Series 2005-XLF, Class H 2.857%, 8/15/19(a)(b)	1,000	939,906
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 2.867%, 9/15/21(a)(b)	2,600	2,215,248
Series 2007-WHL8, Class E 2.867%, 6/15/20(a)(b)	2,725	2,273,321

		29,251,690

Total Commercial Mortgage-Backed Securities (cost $138,675,133)		125,613,305

ASSET-BACKED SECURITIES – 7.3%
Home Equity Loans - Floating Rate – 3.8%
ACE Securities Corp. Series 2003-OP1, Class A2 2.832%, 12/25/33(a)	18	14,069
BNC Mortgage Loan Trust Series 2007-2, Class M5 3.372%, 5/25/37(a)	1,200	116,850
Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 2.592%, 6/25/30(a)	2,500	1,975,783

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.95%, 1/25/33(c)	$1,621	$1,417,460
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 2.762%, 6/25/34(a)	83	70,312
Home Equity Mortgage Trust Series 2005-3, Class M1 3.012%, 11/25/35(a)	366	329,157
Household Home Equity Loan Trust Series 2006-1, Class M1 2.751%, 1/20/36(a)	1,728	1,378,767
Series 2007-2, Class A2V 2.631%, 7/20/36(a)	2,800	2,201,937
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 2.632%, 7/25/37(a)	3,350	2,850,907
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 2.672%, 6/25/37(a)(b)	3,700	2,788,298
Lehman XS Trust Series 2005-2, Class 1M1 2.972%, 8/25/35(a)(d)	5,000	1,251,343
Series 2006-1, Class 1M1 2.922%, 2/25/36(a)(d)	4,000	700,000
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 2.582%, 2/25/36(a)	1,401	1,376,533
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 2.592%, 4/25/37(a)	4,294	4,061,278
Series 2007-5, Class 2A1 3.172%, 10/25/37(a)	4,142	3,919,075
Merrill Lynch First Franklin Mortgage Loan Trust FRN Series 2007-3, Class A2B 2.602%, 6/25/37(a)	4,060	2,802,033
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 2.602%, 6/25/37(a)	3,100	2,177,750
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 2.592%, 3/25/36(a)	3,889	3,754,359
Series 2007-1, Class 2A1 2.602%, 4/25/37(a)	3,471	3,130,406

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Novastar Home Loan Equity Series 2007-2, Class A2B 2.632%, 9/25/37(a)	$3,125	$2,292,969
Series 2007-2, Class M1 2.772%, 9/25/37(a)	4,935	533,474
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 2.572%, 7/25/36(a)	4,185	3,960,186
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	1,775	1,741,863
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 2.602%, 7/25/37(a)	4,185	3,033,472
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 2.922%, 6/25/36(a)	2,000	1,151,338
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.562%, 5/25/36(a)	606	591,920

		49,621,539

Home Equity Loans - Fixed Rate – 2.0%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,373,871
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	274	258,311
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,405	1,555,519
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,309,956
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,585	1,358,431
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,800	1,673,687
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,085	2,019,192
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	5,500	4,401,513
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	582	553,151

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-5, Class A1 5.50%, 1/25/37	$2,640	$778,718
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,008,102
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)	38	3,021
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(e)	10,956	2,054,174

		25,347,646

Autos - Floating Rate – 1.0%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.247%, 1/15/10(a)(b)	9,170	8,963,675
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 2.541%, 4/20/13(a)	4,360	4,174,703

		13,138,378

Credit Cards - Floating Rate – 0.3%
Chase Issuance Trust Series 2006-A1, Class A 2.507%, 4/15/13(a)	4,000	3,885,626

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(b)	1,600	1,264,000

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.572%, 2/25/47(a)(b)	1,865	912,976

Total Asset-Backed Securities (cost $125,253,381)		94,170,165

CMOS – 4.1%
Non-Agency Floating Rate – 1.7%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 2.942%, 2/25/36(a)(d)	4,155	207,750
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.042%, 9/25/45(a)	108	75,431
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.079%, 12/25/35(a)	1,315	868,794

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-OA14, Class 3A1 3.929%, 11/25/46(a)	$2,197	$1,190,161
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 2.952%, 2/25/35(a)	147	55,072
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 2.782%, 8/25/35(a)	128	89,041
Series 2007-OA4, Class 1A1A 2.662%, 8/25/47(a)	2,858	1,732,022
Homebanc Mortgage Trust Series 2005-4, Class A2 2.802%, 10/25/35(a)	4,042	2,251,302
Lehman XS Trust Series 2007-2N, Class M1 2.812%, 2/25/37(a)(d)	3,601	360,146
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 2.702%, 4/25/29(a)	109	96,787
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.93%, 2/25/42(a)(b)	3,533	3,383,092
Sequoia Mortgage Trust Series 2007-3, Class 1A1 2.671%, 7/20/36(a)	3,554	3,096,390
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 2.702%, 5/25/35(a)	200	139,018
Series 2005-9, Class 2A1 3.872%, 5/25/35(a)	1,014	557,916
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 2.796%, 10/19/34(a)	720	476,770
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 4.039%, 9/25/46(a)	3,612	2,086,091
Series 2006-AR11, Class 3A1A 3.999%, 9/25/46(a)	1,323	766,466
Series 2006-AR4, Class 1A1B 4.019%, 5/25/46(a)	1,472	626,647
Series 2006-AR9, Class 1AB2 2.692%, 8/25/46(a)	4,575	2,816,125
Series 2007-OA1, Class A1A 3.779%, 2/25/47(a)	3,335	1,846,111

		22,721,132

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency ARMS – 1.2%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.945%, 8/25/35(f)	$3,938	$3,282,179
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.338%, 2/25/36(f)	3,421	2,224,290
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.115%, 5/25/35(f)	2,881	2,529,048
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.198%, 5/25/36(f)	1,522	904,299
JP Morgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(f)	4,859	4,096,491
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(f)	2,468	2,073,163

		15,109,470

Non-Agency Fixed Rate – 0.8%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	1,085	1,086,058
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.09%, 6/26/35(b)	2,188	2,155,484
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,494	1,368,173
Nomura Asset Acceptance Corp. Series 2006-SF1, Class A2 5.755%, 6/25/36	6,125	6,151,551

		10,761,266

Agency Floating Rate – 0.4%
Federal National Mortgage Association Series 2003-52, Class FV 3.472%, 5/25/31(a)	3,224	3,235,723
Series 2003-W13, Class AV2 2.752%, 10/25/33(a)	365	313,396
Freddie Mac Reference REMIC Series 2006-R008, Class FK 2.867%, 7/15/23(a)	1,718	1,670,338

		5,219,457

Total CMOs (cost $77,241,470)		53,811,325

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 4.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)	$18,492	$19,860,456
3.875%, 1/15/09 (TIPS)	32,792	33,055,594

Total Inflation-Linked Securities (cost $53,225,366)		52,916,050

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(g) (cost $26,447,168)	26,447,168	26,447,168

Total Investments – 99.1% (cost $1,357,192,134)		1,286,453,975
Other assets less liabilities – 0.9%		12,087,298

Net Assets – 100.0%		$1,298,541,273

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	$27,000	7/01/10	3 Month LIBOR	3.563%	$170,001

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr futures	987	December 2008	$209,316,284	$209,521,594	$205,310
Sold Contracts
U.S. T-Note 10 Yr futures	672	December 2008	77,388,301	77,616,000	(227,699)

					$(22,389)

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $58,593,473 or 4.5% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Short Duration Bond Portfolio—Portfolio of Investments

(d)	Illiquid security, valued at fair value (see Note A).

(e)	IO – Interest Only

(f)	Variable rate coupon, rate shown as of August 31, 2008.

(g)	Investment in affiliated money market mutual fund.

+	Represents 179 shares.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the fund’s total exposure to subprime investments was 8.64%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 36.0%
Financial Institutions – 16.7%
Banking – 6.4%
ANZ National International Ltd. 6.20%, 7/19/13(a)(b)	$1,890	$1,888,394
Bank of America Corp. 3.375%, 2/17/09(a)	1,970	1,963,755
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	179,909
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	1,898,811
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	941,709
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	5,410	5,048,260
7.625%, 12/07/09(a)	4,078	4,220,498
Citicorp, Inc. Series MTNF 6.375%, 11/15/08(a)	761	764,286
Citigroup, Inc. 2.817%, 6/09/09(a)(d)	421	417,292
3.625%, 2/09/09(a)	4,345	4,337,683
4.625%, 8/03/10(a)	2,357	2,353,427
5.50%, 4/11/13(a)	2,900	2,796,696
Compass Bank 5.50%, 4/01/20(a)	4,989	4,179,515
Deutsche Bank Ag London 5.00%, 10/12/10(a)	4,225	4,285,041
Huntington National Bank 4.375%, 1/15/10(a)	517	493,270
JP Morgan Chase & Co. 6.75%, 2/01/11(a)	6,200	6,444,584
JPM Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	625,700
KeyBank NA 7.00%, 2/01/11(a)	3,140	2,919,223
M&I Marshall & Ilsley Bank 5.00%, 1/17/17(a)	3,700	2,810,783
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,286,753
5.626%, 8/17/09(a)	2,022	1,999,999
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,362,516
Morgan JP & Co., Inc. 6.25%, 1/15/09(a)	3,759	3,782,099

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	$770	$638,505
National City Bank of Ohio 6.25%, 3/15/11(a)	4,245	3,356,254
National City Bank/Cleveland OH 6.20%, 12/15/11(a)	4,225	3,010,638
RBS Capital Trust III 5.512%, 9/30/14(a)(c)(e)	562	453,302
Regions Financial Corp. 6.375%, 5/15/12(a)	4,250	3,876,548
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	265,514
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	529,190
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,854,607
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,002,220
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	3,808,243
Suntrust Bank Series CD 2.931%, 6/02/09(a)(d)	591	582,821
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(c)	2,319	2,233,046
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,999,684
Union Bank of California 5.95%, 5/11/16(a)	1,005	900,571
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	2,782,664
US Bancorp 5.30%, 4/28/09(a)	4,260	4,283,528
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,092,748
5.50%, 5/01/13(a)	4,155	3,814,992
5.625%, 12/15/08(a)	1,324	1,320,969
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	1,971,962
4.20%, 1/15/10(a)	341	243,815
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,818,884
Zions Banc Corp. 5.50%, 11/16/15(a)	1,420	924,616

		105,765,524

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brokerage – 2.4%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	$3,321	$3,317,334
4.75%, 7/15/13(a)	3,441	3,306,233
5.125%, 1/15/15(a)	1,590	1,488,846
7.35%, 10/01/09(a)	899	918,834
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	4,824	4,097,867
6.50%, 7/19/17(a)	1,315	1,164,054
7.875%, 11/01/09(a)	1,780	1,798,387
Series MTNG 4.80%, 3/13/14(a)	1,065	922,980
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	4,146	4,129,897
6.05%, 5/16/16(a)	1,607	1,455,707
Series MTNC 4.125%, 1/15/09-9/10/09(a)	2,833	2,797,391
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,333,525
5.625%, 1/09/12(a)	3,940	3,869,813
6.60%, 4/01/12(a)	2,565	2,577,545
6.75%, 4/15/11(a)	4,135	4,211,374

		40,389,787

Finance – 4.4%
American Express Centurion 4.375%, 7/30/09(a)	2,567	2,566,338
American Express Co. 4.75%, 6/17/09(a)	1,922	1,916,186
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,562,858
Series MTNG 5.375%, 9/01/09(a)	1,705	1,672,356
Capital One Bank 4.25%, 12/01/08(a)	1,515	1,510,723
5.00%, 6/15/09(a)	4,275	4,258,832
6.50%, 6/13/13(a)	2,990	2,810,080
Capital One Financial Corp. 5.50%, 6/01/15(a)	484	429,831
6.75%, 9/15/17(a)	383	365,809
CIT Group, Inc. 3.375%, 4/01/09(a)	3,725	3,625,609
5.85%, 9/15/16(a)	4,960	3,493,333
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,471,879
Series MTN 5.80%, 6/07/12(a)	1,272	1,151,351

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	$1,151	$1,031,114
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	881,811
4.375%, 11/21/11(a)	3,613	3,662,870
4.80%, 5/01/13(a)	8,840	8,741,045
6.75%, 3/15/32(a)	3,134	3,167,186
Household Finance Corp. 4.125%, 12/15/08(a)	1,555	1,553,831
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,792,469
7.00%, 5/15/12(a)	2,095	2,168,486
International Lease Finance Corp. 5.65%, 6/01/14(a)	524	439,128
6.375%, 3/15/09(a)	4,190	4,187,725
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,544	1,127,120
5.65%, 9/15/11(a)	2,350	1,762,500
SLM Corp. 5.375%, 1/15/13-5/15/14(a)	8,395	7,082,490
5.40%, 10/25/11(a)	3,309	2,940,655
Series MTN 5.125%, 8/27/12(a)	1,145	983,050

		72,356,665

Insurance – 2.2%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	1,820	1,725,576
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,886,327
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	949,962
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,684,162
GE Global Ins 7.00%, 2/15/26(a)	3,065	2,967,901
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,651	1,642,081
5.231%, 5/16/09(a)	1,462	1,459,896
6.515%, 5/22/18(a)	4,100	3,622,662
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,002,543
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	2,683	2,521,894
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13(a)	2,545	2,495,217

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	$1,589	$1,585,967
5.25%, 3/15/11(a)	4,300	4,285,707
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,276,508
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	4,089,375

		36,195,778

REITS – 1.3%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	4,214,737
HCP, Inc. 6.00%, 1/30/17(a)	4,630	3,910,452
Health Care REIT, Inc. 6.20%, 6/01/16(a)	3,980	3,702,761
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	2,131,927
Mack-Cali Realty LP 7.25%, 3/15/09(a)	665	670,899
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	4,189,275
5.625%, 8/15/14(a)	3,236	3,071,323

		21,891,374

		276,599,128

Industrial – 16.5%
Basic – 2.1%
Alcoa, Inc. 6.75%, 7/15/18(a)	3,395	3,380,160
ArcelorMittal 6.125%, 6/01/18(a)(b)	4,330	4,164,165
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,392,376
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,074,928
The Dow Chemical Co. 7.375%, 11/01/29(a)	220	223,639
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15(a)	1,890	1,984,500
International Paper Co. 4.25%, 1/15/09(a)	1,772	1,767,478
5.30%, 4/01/15(a)	2,625	2,312,888
7.40%, 6/15/14(a)	4,280	4,340,541
Lubrizol Corp. 4.625%, 10/01/09(a)	805	804,204
Packaging Corp. of America 5.75%, 8/01/13(a)	1,329	1,314,414

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13(a)	$3,190	$3,238,112
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,810,469
7.00%, 2/01/18(a)	1,260	1,233,641
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,086,514

		34,128,029

Capital Goods – 1.4%
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,263,802
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)	1,449	1,470,632
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,748,132
Lafarge SA 6.15%, 7/15/11(a)	2,204	2,179,860
Masco Corp. 4.80%, 6/15/15(a)	4,795	3,926,299
6.125%, 10/03/16(a)	5,040	4,415,232
Mohawk Industries, Inc. 6.125%, 1/15/16(a)	4,515	4,135,130
Textron, Inc. 6.375%, 11/15/08(a)	875	880,052
Tyco International Group SA 6.00%, 11/15/13(a)	1,250	1,242,615
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,449,087

		23,710,841

Communications - Media – 1.4%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	494,746
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)	3,710	3,554,789
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	2,746	3,275,665
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	859	861,092
6.875%, 6/15/09(a)	1,463	1,498,394
Comcast Corp. 5.30%, 1/15/14(a)	3,203	3,123,796
5.50%, 3/15/11(a)	2,767	2,779,759
News America Holdings, Inc. 6.55%, 3/15/33(a)	1,383	1,341,969
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	649,961

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23(a)	$4,950	$5,403,826
WPP Finance Corp. 5.875%, 6/15/14(a)	886	860,763

		23,844,760

Communications - Telecommunications – 4.0%
AT&T Corp. 8.00%, 11/15/31(a)	295	337,187
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,147,035
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	4,917,603
Embarq Corp. 6.738%, 6/01/13(a)	3,425	3,279,684
7.082%, 6/01/16(a)	7,985	7,408,667
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	3,940	4,214,456
8.75%, 3/01/31(a)	2,294	2,740,123
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	6,250	6,073,488
Qwest Corp. 7.50%, 10/01/14(a)	3,270	3,032,925
7.875%, 9/01/11(a)	3,735	3,706,988
8.875%, 3/15/12(a)	2,780	2,800,850
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,771,490
6.375%, 11/15/33(a)	375	317,555
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	3,828	3,837,225
US Cellular Corp. 6.70%, 12/15/33(a)	4,720	3,939,529
Verizon Communications, Inc. 4.90%, 9/15/15(a)	2,540	2,414,552
5.25%, 4/15/13(a)	2,310	2,321,880
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,259	2,296,906
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,067,362
7.75%, 2/15/10(a)	4,075	4,263,534

		66,889,039

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 4.875%, 6/15/10(a)	698	699,891
7.75%, 1/18/11(a)	2,465	2,586,611

		3,286,502

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.5%
Marriott International, Inc. Series J 5.625%, 2/15/13(a)	$4,120	$3,896,321
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	4,260,472
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	4,520	4,281,380
7.375%, 11/15/15(a)	3,621	3,448,307
7.875%, 5/01/12(a)	3,776	3,793,502
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	343,200
6.875%, 11/15/12(a)	1,055	1,005,660
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	3,905,923

		24,934,765

Consumer Cyclical - Retailers – 0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/13(a)	1,830	1,836,712

Consumer Non-Cyclical – 2.6%
Abbott Laboratories 3.50%, 2/17/09(a)	2,124	2,125,890
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,827,527
Bunge Ltd. Finance Corp. 5.10%, 7/15/15(a)	1,711	1,481,905
5.875%, 5/15/13(a)	2,720	2,647,172
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	3,480	3,343,640
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	679,268
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	5,151	5,136,443
6.75%, 8/15/14(a)	1,166	1,182,528
Fortune Brands, Inc. 4.875%, 12/01/13(a)	2,016	1,916,543
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,231,910
5.25%, 10/01/13(a)	4,355	4,314,424
The Kroger Co. 6.80%, 12/15/18(a)	2,175	2,262,781
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,877,432
7.625%, 6/01/16(a)	3,655	3,790,162
Safeway, Inc. 4.125%, 11/01/08(a)	683	683,073
6.50%, 3/01/11(a)	453	468,520

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wyeth 5.50%, 2/01/14(a)	$2,212	$2,256,868

		43,226,086

Energy – 1.5%
Amerada Hess Corp. 7.875%, 10/01/29(a)	3,628	4,074,295
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,214,151
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,882,288
Gaz Capital SA 6.212%, 11/22/16(a)(b)	7,890	7,022,100
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,186,434
Statoilhydro Asa 6.36%, 1/15/09(a)	1,248	1,264,438
Valero Energy Corp. 6.875%, 4/15/12(a)	3,943	4,080,433
Weatherford International Ltd. 5.15%, 3/15/13(a)	1,600	1,581,560
6.00%, 3/15/18(a)	610	595,319

		23,901,018

Technology – 1.5%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	2,290	2,279,084
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,672,724
Series B 6.00%, 8/01/13(a)	5,930	6,213,851
International Business Machines Corp. 4.375%, 6/01/09(a)	455	459,865
5.375%, 2/01/09(a)	1,891	1,907,979
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,409,666
7.50%, 5/15/25(a)	290	263,896
7.625%, 11/15/10(a)	146	147,623
Oracle Corp. 4.95%, 4/15/13(a)	1,955	1,981,428
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	4,199,017
Xerox Corp. 7.625%, 6/15/13(a)	720	747,772
9.75%, 1/15/09(a)	2,738	2,795,857

		24,078,762

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)	$935	$920,786
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,791,458

		2,712,244

		272,548,758

Utility – 2.5%
Electric – 1.6%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	4,720	4,961,891
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,333,693
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,335,548
Series C 7.375%, 11/15/31(a)	2,291	2,457,879
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	2,958,340
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	2,638	2,705,232
Nisource Finance Corp. 6.80%, 1/15/19(a)	4,345	4,225,895
7.875%, 11/15/10(a)	1,656	1,720,814
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,666,755
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	600,923
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	1,839	2,044,370
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(b)	1,447	1,464,642

		27,475,982

Natural Gas – 0.7%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	532,575
Energy Transfer Partners LP 6.70%, 7/01/18(a)	3,640	3,676,036
7.50%, 7/01/38(a)	4,135	4,198,877
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	1,278	1,254,760
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,364,975

		12,027,223

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18(a)	$2,785	$2,792,812

		42,296,017

Non Corporate Sectors – 0.3%
Agencies - Government Sponsored – 0.3%
Eksportfinans A/s 5.50%, 5/25/16(a)	4,075	4,323,383

Total Corporates - Investment Grades (cost $617,215,113)		595,767,286

MORTGAGE PASS-THRU’S – 24.8%
Agency Fixed Rate 30-Year – 24.4%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	17,222	16,043,524
Series 2006 4.50%, 1/01/36-5/01/36(a)	187	173,854
7.00%, 8/01/36-10/01/36(a)	1,319	1,379,154
Series 2007 5.50%, 7/01/35(a)	5,881	5,833,553
7.00%, 2/01/37(a)	12,775	13,362,850
Federal Home Loan Mortgage Corp. Series 2007 4.50%, 2/01/37(a)	4,639	4,321,877
Series 2008 6.50%, 5/01/35(a)	5,942	6,157,716
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	16,116	15,601,059
5.50%, 4/01/33-7/01/33(a)	21,911	21,761,448
Series 2004 5.50%, 4/01/34-11/01/34(a)	16,711	16,581,924
Series 2005 4.50%, 8/01/35-12/01/35(a)	26,200	24,407,743
5.50%, 2/01/35(a)	4,029	4,001,770
6.00%, 4/01/35(a)	13,128	13,325,191
Series 2006 5.00%, 1/01/36-2/01/36(a)	32,444	31,295,646
5.50%, 4/01/36(a)	59,694	59,145,706
6.50%, 9/01/36(a)	37,036	38,140,638
Series 2007 4.50%, 9/01/35-8/01/37(a)	18,815	17,531,157
5.00%, 7/01/36(a)	6,496	6,277,830
5.50%, 11/01/36-8/01/37(a)	51,326	50,923,560
6.50%, 11/01/37(a)	5,424	5,584,467
Series 2008 5.50%, 3/01/37(a)	52,874	52,388,286

		404,238,953

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency ARMS – 0.4%
Federal Home Loan Mortgage Corp. Series 2007 5.98%, 2/01/37(a)(d)	$5,951	$6,077,934

Total Mortgage Pass-Thru’s (cost $408,675,634)		410,316,887

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.7%
Non-Agency Fixed Rate CMBS – 14.6%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	827	831,890
Series 2004-4, Class A3 4.128%, 7/10/42(a)	1,035	1,027,313
Series 2004-6, Class A2 4.161%, 12/10/42(a)	3,837	3,804,873
Series 2006-5, Class A4 5.414%, 9/10/47(a)	7,680	7,032,347
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)	2,500	2,353,124
Series 2005-T18, Class A4 4.933%, 2/13/42(a)	4,235	3,940,105
Series 2006-PW12, Class A4 5.902%, 9/11/38(a)	2,285	2,147,920
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)	8,425	7,590,795
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49(a)	8,585	8,026,746
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46(a)	3,065	2,771,876
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	111	109,733
Series 2004-C1, Class A4 4.75%, 1/15/37(a)	1,815	1,741,813
Series 2005-C1, Class A4 5.014%, 2/15/38(a)	1,516	1,425,313
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)	8,485	8,022,730
Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	5,932,565

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-C5, Class A3 5.311%, 12/15/39(a)	$4,500	$4,071,539
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,241,709
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,024,481
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,807,064
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	9,020	8,075,830
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39(a)	8,400	8,227,671
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,665,482
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,734,332
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,783,119
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,332	1,318,799
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	4,158	3,842,631
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	6,677,304
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	7,828,055
Series 2007-LD11, Class A2 5.992%, 6/15/49(a)	9,010	8,778,475
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,565,700
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,161,558
Series 2004-C4, Class A4 5.294%, 6/15/29(a)	6,015	5,855,760
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,074,325
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,906,622
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	2,246,076

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-C1, Class A4 5.156%, 2/15/31(a)	$6,557	$5,954,661
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	7,376,838
Series 2007-C1, Class A4 5.424%, 2/15/40(a)	5,725	5,109,733
Series 2008-C1, Class A2 6.317%, 4/15/41(a)	4,785	4,471,185
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.416%, 11/12/37(a)	2,100	1,988,904
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,221,856
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(c)	5,385	5,309,348
Series 2006-2, Class A4 6.104%, 6/12/46(a)	3,075	2,920,301
Series 2007-9, Class A4 5.70%, 9/12/17(a)	8,644	7,803,548
Morgan Stanley Capital Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	7,257,218
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,296,947
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	4,923,258
Series 2007-IQ15, Class A4 6.077%, 6/11/49(a)	4,030	3,714,819
Series 2007-T27, Class A4 5.803%, 6/13/42(a)	9,860	8,952,425
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45(a)	8,565	8,014,802
Series 2007-C32, Class A2 5.924%, 6/15/49(a)	8,604	8,342,665
Series 2007-C32, Class A3 5.929%, 6/15/49(a)	8,610	7,827,164

		241,131,347

Non-Agency Floating Rate CMBS –0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.901%, 3/06/20(a)(b)(d)	1,855	1,701,738

Total Commercial Mortgage-Backed Securities (cost $257,916,109)		242,833,085

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 5.2%
Treasuries – 5.2%
U.S. Treasury Bonds 4.50%, 2/15/36(a)(f)	$31,375	$31,688,851
U.S. Treasury Notes 2.125%, 1/31/10(a)	36,630	36,598,535
3.625%, 12/31/12(a)	17,720	18,200,371

Total Governments - Treasuries (cost $84,384,688)		86,487,757

INFLATION - LINKED SECURITIES – 2.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)(a) (cost $34,853,149)	31,717	34,063,295

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17(a)	1,540	1,643,469
Federal National Mortgage Association 6.25%, 5/15/29(a)	16,335	18,763,982
6.625%, 11/15/30(a)	4,485	5,394,011

Total Agencies (cost $26,353,220)		25,801,462

CMOS – 1.4%
Non-Agency ARMS – 0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.338%, 2/25/36(a)(c)	3,638	2,365,337
Series 2006-3, Class 22A1 6.155%, 5/25/36(a)(c)	1,606	969,428
Series 2007-1, Class 21A1 5.718%, 1/25/47(a)(c)	2,315	1,438,921
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.115%, 5/25/35(a)(c)	4,116	3,612,926
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,306	3,550,498
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.198%, 5/25/36(a)(c)	2,035	1,208,610
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(a)(c)	2,577	2,164,194

		15,309,914

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.079%, 12/25/35(a)(d)	$1,570	$1,036,712
Series 2006-OA14, Class 3A1 3.929%, 11/25/46(a)(d)	4,977	2,695,293
Countrywide Home Loan Series 2004-25, Class M1 3.002%, 2/25/35(d)(g)	2,997	438,255
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 2.582%, 3/25/36(a)(d)	336	328,707

		4,498,967

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.09%, 6/26/35(a)(b)	2,730	2,689,702

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 2.822%, 5/28/35(a)(d)	392	333,039

Total CMOs (cost $33,494,389)		22,831,622

SUPRANATIONALS – 1.1%
Asian Development Bank 5.50%, 6/27/16(a)	3,810	4,127,807
European Investment Bank 4.875%, 2/15/36(a)	1,970	1,945,564
Inter-American Development Bank 5.125%, 9/13/16(a)	4,180	4,376,151
International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	2,340	3,131,510
Nordic Investment Bank 5.00%, 2/01/17(a)	4,180	4,422,569

Total Supranationals (cost $17,839,979)		18,003,601

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)	4,470	3,983,579
7.75%, 5/29/18(a)(b)	13,270	12,449,914

Total Quasi-Sovereigns (cost $17,162,342)		16,433,493

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.7%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 3.586%, 12/25/32(a)(d)	$870	$780,356
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 2.742%, 5/25/37(a)(d)	3,715	753,216
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 2.642%, 12/25/35(a)(d)	940	899,811
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 2.731%, 1/20/35(a)(d)	1,044	843,722
Lehman XS Trust Series 2005-4, Class 1M1 2.972%, 10/25/35(d)(g)	4,865	973,000
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 2.592%, 4/25/37(a)(d)	3,919	3,706,593
Option One Mortgage Loan Trust Series 2006-3, Class M1 2.702%, 2/25/37(a)(d)	1,785	182,516
RAAC Series Series 2006-SP3, Class A1 2.552%, 8/25/36(a)(d)	641	608,414
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 2.642%, 3/25/35(a)(d)	314	270,268
Series 2005-RZ1, Class A2 2.672%, 4/25/35(a)(d)	741	622,848
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.562%, 5/25/36(a)(d)	1,515	1,479,801

		11,120,545

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	818	586,493
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(e)	385	371,453

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	$346	$329,029
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	317	315,017

		1,601,992

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.572%, 2/25/47(a)(b)(d)	2,220	1,086,759
SLM Student Loan Trust Series 2003-C, Class A1 2.876%, 9/15/16(a)(d)	374	356,600

		1,443,359

Other ABS - Fixed Rate – 0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)	1,000	790,000

Total Asset-Backed Securities (cost $25,695,559)		14,955,896

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Republic of Brazil 8.25%, 1/20/34(a)	1,990	2,472,575
Russian Federation 7.50%, 3/31/30(a)(b)(e)	6,502	7,241,586

Total Governments - Sovereign Bonds (cost $9,632,542)		9,714,161

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16-2/01/17(a)	5,490	5,805,422
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,334,030

Total Governments - Sovereign Agencies (cost $7,016,162)		7,139,452

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Basic – 0.0%
Westvaco Corp. 8.20%, 1/15/30(a)	$670	$641,754

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,760	1,399,358

Total Corporates - Non-Investment Grades (cost $2,462,772)		2,041,112

	Shares
SHORT-TERM INVESTMENTS – 9.1%
Investment Companies – 9.1%
AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio(h) (cost $150,612,678)	150,612,678	150,612,678

Total Investments – 98.9% (cost $1,693,314,336)		1,637,001,787
Other assets less liabilities – 1.1%		17,413,839

Net Assets – 100.0%		$1,654,415,626

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$116,060	6/03/10	3 Month LIBOR	3.444%	$620,351
Lehman Brothers	10,000	12/04/11	3 Month LIBOR	4.850%	398,655
Lehman Brothers	12,075	2/26/13	3 Month LIBOR	3.746%	(102,772)
Lehman Brothers	75,715	11/28/17	3 Month LIBOR	4.726%	3,321,518

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr futures	319	December 2008	$36,740,753	$36,844,500	$103,747

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 9/30/08	29,600	$270,984	$272,455	$1,471

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,484,977,854.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $63,197,274 or 3.8% of net assets.

(c)	Variable rate coupon, rate shown as of August 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,666,500.

(g)	Illiquid security, valued at fair value (see note A).

(h)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the fund’s total exposure to subprime investments was 1.90%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).
Glossary:

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.4%
U.S. Treasury Notes
0.875%, 4/15/10 (TIPS)	$18,036	$18,072,420
1.625%, 1/15/15-1/15/18 (TIPS)	121,081	122,264,119
1.875%, 7/15/13-7/15/15 (TIPS)	103,275	106,537,065
2.00%, 7/15/14-1/15/26 (TIPS)	98,637	101,936,598
2.375%, 1/15/17 (TIPS)	85,561	90,801,756
3.00%, 7/15/12 (TIPS)	69,188	74,306,850
3.375%, 1/15/12 (TIPS)	75,775	81,754,533
3.50%, 1/15/11 (TIPS)	50,832	54,096,901
4.25%, 1/15/10 (TIPS)	33,154	34,858,130

Total Inflation-Linked Securities (cost $658,843,124)		684,628,372

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $2,284,997)	2,284,997	2,284,997

Total Investments – 99.7% (cost $661,128,121)		686,913,369
Other assets less liabilities – 0.3%		2,004,572

Net Assets – 100.0%		$688,917,941

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.8%
Industrials – 60.4%
Basic – 6.1%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$668,325
Basell AF SCA 8.375%, 8/15/15(a)(b)	3,170	1,870,300
Bowater Canada Finance Corp. 7.95%, 11/15/11(a)	3,630	2,268,750
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,938	1,894,783
Domtar Corp. 7.125%, 8/15/15(a)	2,500	2,412,500
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	1,273,170
8.875%, 4/24/13(a)(b)	200	194,500
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	843,912
7.125%, 1/15/17(a)(b)	1,095	1,015,612
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.304%, 11/15/14(a)(c)	525	400,312
9.75%, 11/15/14(a)	525	437,063
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,050,900
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,008,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	548,100
Momentive Performance Materials, Inc. 10.125%, 12/01/14(a)(d)	835	730,625
NewMarket Corp. 7.125%, 12/15/16(a)	615	596,550
NewPage Corp. 10.00%, 5/01/12(a)	797	773,090
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	3,774,925
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	859,500
7.375%, 11/01/16(a)	1,095	1,127,850
Series B 6.875%, 3/15/13(a)	1,815	1,837,688
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(a)	2,650	2,120,000
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)(b)	1,100	1,095,325

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Steel Dynamics Inc. 7.75%, 4/15/16(a)(b)	$775	$756,594
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)	2,600	2,587,000

		32,145,374

Capital Goods – 6.0%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	270	184,950
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,607,008
6.875%, 6/01/17(a)	1,430	1,408,550
Series B 7.125%, 5/15/16(a)	2,053	2,073,530
7.375%, 4/15/14(a)	655	661,550
Associated Materials, Inc. 11.25%, 3/01/14(a)	1,635	1,095,450
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,260	1,045,800
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,894,400
8.00%, 11/15/14(a)(b)	2,120	2,183,600
Case Corp. 7.25%, 1/15/16(a)	2,935	2,846,950
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,907,775
Crown Americas 7.625%, 11/15/13(a)	1,500	1,526,250
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,722,890
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,511,025
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	1,099,752
7.00%, 12/01/36(a)	1,555	1,257,821
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	821,700
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(e)(f)(g)	453	56,691
Sequa Corp. 11.75%, 12/01/15(a)(b)	725	638,000
Terex Corp. 8.00%, 11/15/17(a)	786	776,175
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	571,200
7.75%, 11/15/13(a)	2,075	1,639,250

		31,530,317

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications - Media – 10.6%
Allbritton Communications Co. 7.75%, 12/15/12(a)		$1,351	$1,209,145
AMC Entertainment, Inc. 11.00%, 2/01/16(a)		520	527,800
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)		1,637	1,620,630
CCH I Holdings LLC 11.75%, 5/15/14(a)(h)		9,037	4,834,795
CCH I LLC 11.00%, 10/01/15(a)		2,200	1,688,500
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)	EUR	398	578,631
Charter Communications Operations LLC 8.00%, 4/30/12(a)(b)		$1,800	1,737,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		5,809	2,831,887
5.75%, 1/15/13(a)		1,641	935,370
CSC Holdings, Inc. 6.75%, 4/15/12(a)		2,565	2,500,875
7.625%, 7/15/18(a)		1,535	1,427,550
7.875%, 2/15/18(a)		640	601,600
Dex Media West LLC Series B 8.50%, 8/15/10(a)		444	426,240
DirecTV Holdings LLC 6.375%, 6/15/15(a)		3,811	3,591,867
Echostar DBS Corp. 6.375%, 10/01/11(a)		1,080	1,055,700
6.625%, 10/01/14(a)		3,970	3,652,400
7.125%, 2/01/16(a)		1,650	1,518,000
Idearc, Inc. 8.00%, 11/15/16(a)		7,690	3,479,725
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)		2,812	2,949,085
Lamar Media Corp. 6.625%, 8/15/15(a)		890	789,875
Liberty Media Corp. 5.70%, 5/15/13(a)		545	480,625
7.875%, 7/15/09(a)		350	354,183
8.25%, 2/01/30(a)		530	447,923
LIN Television Corp. 6.50%, 5/15/13(a)		725	594,500
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(a)(i)		755	517,175

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 7.75%, 3/15/16(a)	$3,255	$3,059,700
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	1,224	1,248,480
10.375%, 9/01/14(a)(b)	473	503,154
RH Donnelley Corp. 8.875%, 10/15/17(a)	6,350	3,270,250
Series A-1 6.875%, 1/15/13(a)	705	384,225
Series A-2 6.875%, 1/15/13(a)	2,248	1,236,400
Series A-3 8.875%, 1/15/16(a)	2,740	1,438,500
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	426,462
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(b)	316	297,830
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,065,050
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	677,580
WMG Holdings Corp. 9.50%, 12/15/14(a)	3,196	1,929,585

		55,888,297

Communications - Telecommunications – 7.2%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	2,832,500
American Tower Corp. 7.00%, 10/15/17(a)(b)	310	308,450
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	2,066,756
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,282,675
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)(b)	1,885	1,866,150
Frontier Communications Corp. 6.25%, 1/15/13(a)	1,977	1,888,035
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,851,056
10.375%, 11/15/12(a)	1,037	1,056,444
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	2,360	2,053,200
9.25%, 11/01/14(a)	1,200	1,101,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,832,880

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	$4,450	$3,615,625
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,872,876
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	318,500
Sprint Capital Corp. 6.875%, 11/15/28(a)	3,815	3,242,750
8.75%, 3/15/32(a)	1,180	1,147,550
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	750,175
Vip Finance 8.375%, 4/30/13(a)(b)	2,060	1,990,978
Windstream Corp. 8.125%, 8/01/13(a)	1,464	1,449,360
8.625%, 8/01/16(a)	1,560	1,544,400

		38,071,360

Consumer Cyclical - Automotive – 5.2%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	35,550
Allison Transmission 11.00%, 11/01/15(a)(b)	560	515,200
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	2,585,300
Ford Motor Credit Co. 5.538%, 1/13/12(a)(c)	2,785	2,056,179
7.00%, 10/01/13(a)	4,474	3,241,467
8.00%, 12/15/16(a)	2,145	1,545,543
General Motors Corp. 8.25%, 7/15/23(a)	4,155	2,025,562
8.375%, 7/15/33(a)	6,705	3,318,975
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	566,500
9.00%, 7/01/15(a)	1,307	1,342,943
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	581,580
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	1,321,200
8.50%, 12/01/13(a)	370	296,000
8.75%, 12/01/16(a)	3,010	2,265,025
Tenneco, Inc. 8.625%, 11/15/14(a)	465	395,250
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	5,330	4,583,800

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Visteon Corp. 7.00%, 3/10/14(a)	$1,795	$888,525

		27,564,599

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 8.375%, 4/15/12(a)	1,500	1,110,000
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	665,143
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	442,980
DR Horton, Inc. 4.875%, 1/15/10(a)	250	233,750
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,199,172
Greektown Holdings LLC 10.75%, 12/01/13(b)(g)	850	641,750
Harrah’s Operating Co., Inc. 5.75%, 10/01/17(a)	514	201,745
6.50%, 6/01/16(a)	5,352	2,140,800
10.75%, 2/01/16(a)(b)	5,146	3,460,685
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	345,537
Series Q 6.75%, 6/01/16(a)	2,935	2,524,100
KB Home 6.375%, 8/15/11(a)	600	552,000
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	638,120
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,151,720
7.50%, 6/01/16(a)	1,200	978,000
7.625%, 1/15/17(a)	2,080	1,713,400
8.375%, 2/01/11(a)	2,179	1,977,442
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	915,075
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,421,200
Six Flags, Inc. 9.625%, 6/01/14(a)	763	431,095
Station Casinos, Inc. 6.625%, 3/15/18(a)	3,610	1,498,150
Trump Entertainment Resorts, Inc. 8.50%, 6/01/15(a)	2,025	926,438
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	1,080,545

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Universal City Development Partners 11.75%, 4/01/10(a)		$610	$617,625
Universal City Florida Holding Co. 8.375%, 5/01/10(a)		630	612,675
William Lyon Homes, Inc. 10.75%, 4/01/13(a)		1,597	750,590
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		3,435	3,130,144

			33,359,881

Consumer Cyclical - Restaurants – 0.2%
OSI Restaurant Partners, Inc. 10.00%, 6/15/15(a)		1,065	585,750
Sbarro, Inc. 10.375%, 2/01/15(a)		415	286,350

			872,100

Consumer Cyclical - Retailers – 1.0%
Autonation, Inc. 4.791%, 4/15/13(a)(c)		175	144,375
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)		555	400,988
Couche-Tard, Inc. 7.50%, 12/15/13(a)		1,006	938,095
Dollar General Corp. 10.625%, 7/15/15(a)		510	511,275
GSC Holdings Corp. 8.00%, 10/01/12(a)		1,290	1,351,275
Michaels Stores, Inc. 10.00%, 11/01/14(a)		885	663,750
Rite Aid Corp. 6.875%, 8/15/13(a)		2,080	1,248,000

			5,257,758

Consumer Non-Cyclical – 6.1%
Aramark Corp. 8.50%, 2/01/15(a)		1,710	1,722,825
Biomet, Inc. 11.625%, 10/15/17(a)		1,220	1,282,525
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(a)		1,240	1,035,400
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	246,028
Community Health Systems, Inc. 8.875%, 7/15/15(a)		$2,266	2,288,660
DaVita, Inc. 7.25%, 3/15/15(a)		1,219	1,199,191

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dean Foods Co. 7.00%, 6/01/16(a)	$921	$851,925
Del Monte Corp. 6.75%, 2/15/15(a)	395	371,300
Dole Food Co., Inc. 8.625%, 5/01/09(a)	420	414,750
8.875%, 3/15/11(a)	718	656,970
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	2,825	2,613,125
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	698,475
HCA, Inc. 6.375%, 1/15/15(a)	4,848	3,999,600
6.50%, 2/15/16(a)	1,520	1,265,400
6.75%, 7/15/13(a)	1,650	1,435,500
9.625%, 11/15/16(a)(d)	2,665	2,688,319
Healthsouth Corp. 10.75%, 6/15/16(a)	580	623,500
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,176,935
New Albertsons, Inc. 7.45%, 8/01/29(a)	2,220	2,114,419
Select Medical Corp. 7.625%, 2/01/15(a)	910	782,600
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	591,030
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	1,103,031
9.25%, 2/01/15(a)	730	731,825
9.875%, 7/01/14(a)	195	196,463
Universal Hospital Services, Inc. 6.303%, 6/01/15(a)(c)	895	832,350
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	567	479,115
Visant Corp. 7.625%, 10/01/12(a)	883	863,132

		32,264,393

Energy – 4.7%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	2,095	1,948,350
6.625%, 1/15/16(a)	2,195	2,057,813
6.875%, 1/15/16(a)	270	259,200
7.50%, 9/15/13(a)	805	813,050
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,278,575
7.75%, 5/15/17(a)	195	194,025

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Complete Production Services, Inc. 8.00%, 12/15/16(a)	$1,325	$1,301,813
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13(a)	1,145	961,800
Forest Oil Corp. 7.25%, 6/15/19(a)	2,790	2,566,800
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	1,425	1,289,625
Newfield Exploration Co. 7.125%, 5/15/18(a)	1,635	1,540,987
OPTI Canada, Inc. 8.25%, 12/15/14(a)	313	312,609
PetroHawk Energy Corp. 9.125%, 7/15/13(a)	2,306	2,294,470
Plains Exploration & Production Co. 7.75%, 6/15/15(a)	2,615	2,490,787
Pride International, Inc. 7.375%, 7/15/14(a)	634	643,510
Range Resources Corp. 7.50%, 5/15/16(a)	940	930,600
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)	1,025	1,048,062
Tesoro Corp. 6.25%, 11/01/12(a)	1,180	1,062,000
6.50%, 6/01/17(a)	2,160	1,809,000

		24,803,076

Other Industrial – 0.7%
Noble Group Ltd. 6.625%, 3/17/15(a)(b)	2,000	1,726,010
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)	1,105	1,077,375
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)	655	641,900

		3,445,285

Services – 0.9%
Expedia, Inc. 8.50%, 7/01/16(a)(b)	1,070	1,040,575
Realogy Corp. 10.50%, 4/15/14(a)	2,530	1,492,700
Service Corp. International 6.75%, 4/01/16(a)	1,000	920,000
Ticketmaster 10.75%, 8/01/16(a)(b)	330	338,250
Travelport LLC 9.875%, 9/01/14(a)	535	437,363
West Corp. 9.50%, 10/15/14(a)	500	426,250

		4,655,138

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 4.1%
Amkor Technology, Inc. 9.25%, 6/01/16(a)	$3,480	$3,358,200
Avago Technologies Finance 10.125%, 12/01/13(a)	755	812,569
CA, Inc. 4.75%, 12/01/09(a)	965	955,102
First Data Corp. 9.875%, 9/24/15(a)(b)	1,341	1,156,613
Flextronics International Ltd. 6.50%, 5/15/13(a)	1,418	1,340,010
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	4,530	3,669,300
10.125%, 12/15/16(a)	2,625	2,014,687
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,281,800
Nortel Networks Corp. 6.875%, 9/01/23(a)	626	416,290
Nortel Networks Ltd. 10.125%, 7/15/13(a)	1,025	953,250
NXP BV / NXP Funding LLC 5.541%, 10/15/13(a)(c)	1,000	777,500
9.50%, 10/15/15(a)	445	301,487
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	2,113,534
Serena Software, Inc. 10.375%, 3/15/16(a)	875	807,187
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	1,712	1,737,680

		21,695,209

Transportation - Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12(a)	1,675	954,750
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	911,050
Series RJO3 7.875%, 7/02/18(a)	540	369,762

		2,235,562

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,248,000

Transportation - Services – 0.6%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,132,950
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,072,006
10.50%, 1/01/16(a)	1,175	1,036,938

		3,241,894

		318,278,243

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 8.9%
Electric – 7.8%
The AES Corp. 7.75%, 3/01/14(a)	$2,430	$2,417,850
8.00%, 10/15/17(a)	3,740	3,683,900
8.75%, 5/15/13(a)(b)	140	144,900
CMS Energy Corp. 8.50%, 4/15/11(a)	835	878,095
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	3,099,600
8.375%, 5/01/16(a)	3,180	3,112,425
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10(a)	312	315,747
Series B 7.67%, 11/08/16(a)	1,222	1,196,033
Edison Mission Energy 7.00%, 5/15/17(a)	3,840	3,676,800
7.50%, 6/15/13(a)	1,860	1,864,650
7.75%, 6/15/16(a)	1,695	1,695,000
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	1,545	1,581,694
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	2,925	2,500,875
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	414,225
7.375%, 2/01/16-1/15/17(a)	4,805	4,713,587
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	602,485
7.625%, 6/15/14(a)	1,820	1,760,850
7.875%, 6/15/17(a)	1,840	1,775,600
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)	2,151	2,145,623
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	1,526,090
Series Q 6.50%, 11/15/24(a)	3,106	2,219,280

		41,325,309

Natural Gas – 1.1%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,258,529
Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	3,450	3,408,759
Regency Energy Partners 8.375%, 12/15/13(a)	1,089	1,110,780

		5,778,068

		47,103,377

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	$18,810	$17,563,837
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,266,401

		21,830,238

Financial Institutions – 2.3%
Brokerage – 0.1%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	680	581,400

Finance – 1.7%
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	1,466,008
6.875%, 9/15/11(a)	7,005	4,346,883
8.00%, 11/01/31(a)	2,170	1,170,387
Residential Capital LLC 9.625%, 5/15/15(a)(b)	5,320	1,755,600

		8,738,878

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	697,300

REITS – 0.4%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 7.125%, 2/15/13(a)	2,500	2,184,375

		12,201,953

Total Corporates - Non-Investment Grades (cost $458,443,744)		399,413,811

CORPORATES - INVESTMENT GRADES – 14.8%
Industrials – 7.5%
Basic – 2.3%
ArcelorMittal 6.50%, 4/15/14(a)	2,081	2,109,901
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	3,735	3,959,100
The Mosaic Co. 7.625%, 12/01/16(a)(b)(h)	2,875	3,023,439
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,786,821
Weyerhaeuser Co. 7.375%, 3/15/32(a)	1,385	1,326,905

		12,206,166

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Masco Corp. 6.125%, 10/03/16(a)	$1,420	$1,243,974

Communications - Telecommunications – 1.2%
Embarq Corp. 6.738%, 6/01/13(a)	2,715	2,599,808
Qwest Corp. 6.50%, 6/01/17(a)	1,270	1,073,150
6.875%, 9/15/33(a)	2,240	1,657,600
8.875%, 3/15/12(a)	1,115	1,123,363

		6,453,921

Consumer Cyclical - Other – 0.9%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	2,110	1,998,609
7.875%, 5/01/12(a)	539	541,498
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	2,443	2,070,213

		4,610,320

Consumer Cyclical - Retailers – 1.0%
Federated Retail Holdings, Inc. 5.90%, 12/01/16(a)	1,495	1,290,870
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,707,748
6.90%, 7/15/17(a)	845	735,266
Macys Retail Holdings, Inc. 5.75%, 7/15/14(a)	1,460	1,310,724

		5,044,608

Consumer Non-Cyclical – 1.1%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,037,681
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	666,536
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,516,864
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	790,400

		6,011,481

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15(a)	856	831,975

Technology – 0.6%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,293,803

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Motorola, Inc. 7.50%, 5/15/25(a)	$1,470	$1,337,678
Xerox Corp. 6.40%, 3/15/16(a)	535	528,278

		3,159,759

		39,562,204

Financial Institutions – 5.1%
Banking – 1.3%
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	1,685	1,572,333
Fifth Third Bancorp 6.25%, 5/01/13(a)	2,075	1,820,238
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)(b)	2,125	2,141,870
Washington Mutual, Inc. 5.25%, 9/15/17(a)	2,455	1,460,725

		6,995,166

Brokerage – 0.9%
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,195,893
Merrill Lynch & Co., Inc. 5.70%, 5/02/17(a)	3,065	2,594,351

		4,790,244

Finance – 2.4%
Capital One Financial Corp. 6.15%, 9/01/16(a)	1,000	820,588
6.75%, 9/15/17(a)	663	633,241
CIT Group, Inc. 5.40%, 1/30/16(a)	515	362,754
Series MTN 5.125%, 9/30/14(a)	2,450	1,756,287
Countrywide Financial Corp. 6.25%, 5/15/16(a)	2,221	1,810,102
Series MTN 5.80%, 6/07/12(a)	515	466,152
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	50,167
International Lease Finance Corp. 6.375%, 3/25/13(a)	2,815	2,517,395
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,500	1,825,000
SLM Corp. Series MTN 5.125%, 8/27/12(a)	255	218,933
Series MTNA 4.50%, 7/26/10(a)	845	768,737
5.00%, 10/01/13(a)	2,000	1,636,134

		12,865,490

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 0.3%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	$950	$892,955
7.80%, 3/15/37(a)(b)	770	579,013

		1,471,968

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	768,004

		26,890,872

Utility – 2.2%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11(a)	1,070	1,103,438
8.25%, 4/15/12(a)(b)	1,830	1,921,500
Aquila, Inc. 11.875%, 7/01/12(a)	1,096	1,271,360
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	432,942
Teco Finance, Inc. 6.572%, 11/01/17(a)	500	480,306
7.00%, 5/01/12(a)	722	729,486

		5,939,032

Natural Gas – 1.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	551,003
Williams Co., Inc. 7.625%, 7/15/19(a)	3,189	3,332,505
7.875%, 9/01/21(a)	1,634	1,715,700

		5,599,208

		11,538,240

Total Corporates - Investment Grades (cost $81,749,971)		77,991,316

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	1,875	1,678,734
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51(a)	1,100	987,310
Series 2007-CB18, Class A4 5.44%, 6/12/47(a)	1,875	1,673,638

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38(a)		$2,600	$2,361,426
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46(a)		2,125	1,942,668

Total Commercial Mortgage-Backed Securities (cost $8,680,230)			8,643,776

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrials – 0.4%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		846	837,540

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,253,536

Total Emerging Markets - Corporate Bonds (cost $2,417,140)			2,091,076

	Shares
PREFERRED STOCKS – 0.4%
Non Corporate Sectors – 0.3%
Agencies - Government Sponsored – 0.3%
Federal Home Loan Mortgage Corp. Series Z 8.375%(a)		36,525	513,176
Federal National Mortgage Association 8.25%(a)		54,625	783,869

			1,297,045

Financial Institutions – 0.1%
REITS – 0.1%
Sovereign REIT 12.00%(a)(b)		624	549,120

Total Preferred Stocks (cost $3,183,550)			1,846,165

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)(b) (cost $1,645,462)		$1,650	1,674,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics (e)(k) (cost $904)	90,400	$904

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio(l) (cost $26,563,716)	26,563,716	26,563,716

Total Investments – 98.4% (cost $582,684,717)		518,225,514
Other assets less liabilities – 1.6%		8,624,778

Net Assets – 100.0%		$526,850,292

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Lehman Brothers CDX High Yield 5.00%, 6/20/13	$1,000	5.00%	6/20/13		$(48)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$1,000	7/03/13	3 Month LIBOR	4.220%	$11,473

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr futures	35	December 2008	$4,033,063	$4,042,500	$ (9,437)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro Dollarsettling 9/29/08	1,496	$2,337,654	$2,190,838	$146,816

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $490,962,453.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $93,600,688 or 17.8% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(d)	Pay-In-Kind Payments (PIK).

(e)	Illiquid security, valued at fair value (see Note A).

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of August 31, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	8/05/05	$396,900	$56,691	0.01%

(g)	Security is in default and is non-income producing.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Variable rate coupon, rate shown as of August 31, 2008.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

EUR – Euro Dollar

Glossary:

LIBOR – London Interbank Offered Rates

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Trustees on August 5-7, 2008.
2	It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include “AllianceBernstein.”
3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fees	Net Assets 6/30/08 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,959.2	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$2,183.2	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$942.5	Wealth Preservation Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The expense limitation undertaking is set to terminate on December 31, 2008. It should be noted that the Strategies were operating below their expense caps during the most recent semi-annual period. Accordingly, the expense limitation undertaking of the Strategies were of

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)[5]		Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	0.96 1.68 1.66 1.32 0.91 0.62 0.66	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.50 2.20 2.20 1.70 1.45 1.20 1.20	% % % % % % %	1.10 1.83 1.82 1.45 1.04 0.75 0.80	% % % % % % %	August 31

Wealth Preservation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	1.00 1.72 1.70 1.36 0.96 0.67 0.70	% % % % % % %	August 31

The expense limitation undertaking set forth in the table above for the Strategies includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 29, 2008, the estimated underlying expense ratio for the Strategies was 0.04%.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’

5	Annualized.

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Strategies.6 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Certain of the AVPS portfolios have substantially similar investment styles as certain of the Strategies and their fee schedules are set forth below:7

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

Wealth Appreciation Strategy	Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
7	The AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:

Strategy	Luxembourg Fund	Fee[8]
Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Wealth Preservation Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[9]	0.70%

	Alliance Global Balance Aggressive[9]	0.75%

Wealth Preservation Strategy	Alliance Global Balance Conservative[9]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.
9	This ITM fund is privately placed or institutional.

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Strategy.11

The original EG for Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee[12]	Lipper Group Median	Rank
Balanced Wealth Strategy	0.529	0.659	3/10
Wealth Appreciation Strategy[13]	0.650	0.800	1/9
Wealth Preservation Strategy	0.550	0.601	3/8

Lipper analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).14 Since Lipper had expanded EG of Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper EU were also expanded to include the universe of

10	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.
11	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee would not reflect any waivers or expense reimbursements made by the Adviser for expense caps that would effectively reduce the effective management fee rate, although it should be noted that the Strategies were operating below their expense caps for the most recently completed fiscal year.
13	The Strategy’s EG includes the Strategy, two other Global Multi-Cap Growth funds (“GMLG”), three Global Multi-Cap Core funds (“GMLC”) and three Global Large-Cap Core funds (“GLCC”).
14	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

those peers that had a similar but not the same Lipper investment classification/objective as the Strategy.15 The result of the analysis is set forth below:

Strategy	Expense Ratio (%)[16]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	0.987	1.127	3/10	1.202	13/76

Wealth Appreciation Strategy[17]	1.107	1.395	1/9	1.470	3/38

Wealth Preservation Strategy	1.021	1.131	3/8	1.353	9/31

Based on this analysis, the Strategies have equally favorable rankings on both a management fee basis and a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability percentage from providing investment advisory services to the Strategies decreased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable

15	The expansion of the Strategy’s EU was not requested by the Adviser or the Senior Officer. They requested only the EG be expanded.
16	The total expense ratios shown are for the Strategies’ Class A shares.
17	The Strategy’s EU includes the Strategy, EG, and all other retail front-end GMLG, GMLC and GLCC funds, excluding outliers.

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million. 18

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$1,001,995
Wealth Appreciation Strategy	$565,994
Wealth Preservation Strategy	$315,468

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$15,352,619	$1,112,613
Wealth Appreciation Strategy	$9,073,395	$554,501
Wealth Preservation Strategy	$4,299,464	$386,663

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability

18	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

decreased in 2007 in comparison to 2006. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[19]
Balanced Wealth Strategy	$953,238	$90,272
Wealth Appreciation Strategy	$873,935	$91,394
Wealth Preservation Strategy	$235,231	$25,637

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Pooling Portfolios may in the future effect brokerage transactions through and pay commissions to SCB for such transactions. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous

19	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.
20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
21	The Deli study was originally published in 2002 based on 1997 data.

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1 and 3 year net performance rankings of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)23 for the periods ended April 30, 2008:

Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Balanced Wealth Strategy
1 Year	-2.35	-2.96	-1.40	5/10	84/133
3 Year	8.80	7.20	7.91	3/10	35/116

Wealth Appreciation Strategy
1 Year	-5.14	-5.14	-0.05	2/3	11/14
3 Year	11.10	15.04	13.44	2/2	9/11

22	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
23	The Strategies’ PGs/PUs may not be identical to their corresponding EGs/EUs as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Wealth Preservation Strategy
1 Year	0.10	-0.10	0.46	4/8	52/93
3 year	6.21	5.32	5.24	2/7	15/64

Set forth below are the 1 and 3 year and since inception performance returns of the Strategies (in bold)24 versus their benchmarks:

	Periods Ending April 30, 2008 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)[25]
Balanced Wealth Strategy	-2.35	8.80	8.88
60% S&P 500 Stock Index/40% Lehman Brothers Aggregate Bond Index	0.00	7.02	7.49
S&P 500 Stock Index	-4.68	8.23	8.70
Lehman Brothers Aggregate Bond Index	6.87	4.93	5.07
Inception Date: September 2, 2003

Wealth Appreciation Strategy	-5.14	11.10	10.85
70% S&P 500 Stock Index/30% MSCI EAFE Index (Net)	-3.75	10.64	11.79
S&P 500 Stock Index	-4.68	8.23	8.70
MSCI EAFE Index (Net)	-1.78	16.25	18.34
Inception Date: September 2, 2003

Wealth Preservation Strategy	0.10	6.21	6.40
70% Lehman Brothers Aggregate Bond Index/30% S&P 500 Stock Index	3.46	6.02	6.37
Lehman Brothers Aggregate Bond Index	6.87	4.93	5.07
S&P 500 Stock Index	-4.68	8.23	8.70
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

24	The performance returns shown are for the Class A shares of the Strategies.
25	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2008.

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

AllianceBernstein Family of Funds

NOTES

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0808

ANNUAL REPORT

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

August 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 28, 2008

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2008.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategies’ growth and value components, and U.S. and non-U.S. companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies weightings to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Strategy’s fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy’s fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Wealth Preservation Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 7-11 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2008. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index.

Performance was negative for the Strategies for both the six- and 12-month periods ended August 31, 2008. All of the Strategies’ Class A shares without sales charges underperformed their respective balanced benchmarks for both periods. Since the Strategies did not use financial leverage, their performance was not affected by the risk that comes with such investments. The Strategies’ growth and value holdings turned in negative performance, detracting from relative returns. For the 12-month period the growth holdings of the Strategies outperformed the value holdings. A significant decline in the financial sector led to weak overall returns for both the Strategies and the benchmarks. Fear of a meltdown in the financial sector pummeled equity markets and ballooned into a wholesale flight from risk, where investors showed little regard for investment fundamentals. Security selection among financials was the largest detractor from relative returns.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

The diversified approach of the Strategies minimized the decline in overall performance. For example, as stocks faltered, high-quality municipal bonds mitigated the Strategies’ losses. During both the six- and 12-month periods, the Tax-Managed Balanced Wealth and Tax-Managed Wealth Preservation Strategies benefited from the positive performance of municipal bonds, which are included in these Strategies because of their favorable tax treatment in taxable accounts. In July 2008, 10% of assets of the Tax-Managed Wealth Preservation Strategy were allocated to securities designed to mitigate inflation, namely Consumer Price Index (CPI) swap agreements. CPI swap agreements present a tax-efficient alternative to Treasury Inflation-Protected Securities (“TIPS”) and have contributed positively to performance since their inclusion in the Strategy. [A CPI swap agreement is linked to the CPI, a widely used measure of U.S. inflation and the underlying benchmark for calculating TIPS coupon payments. An investor (in this case the Fund) pays a fixed rate for a CPI swap, determined by market prices at the time of the trade. In return, the counterparty pays the investor a variable rate, depending on inflation. If inflation rises, the investor will be paid more. If inflation falls, the investor will be paid less.] For the six-month period ended August 31, 2008, U.S. large cap growth equities, although slightly down and behind the Russell 1000 Growth Index, minimized the losses of the other equity holdings in the Strategies.

Market Review and Investment Strategy

The six- and 12-month periods ended August 31, 2008, were volatile for the global capital markets. U.S. and international stocks declined in the face of concerns about the economy and the credit market. International and domestic growth stocks outperformed value stocks during this time frame. For the 12-month period, the bond market generally performed as expected, providing stability during this period of market turmoil. While some sectors suffered, such as high-yield, most ended this period in positive territory.

The Multi-Asset Solutions Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies; most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Class A	-6.95%	-15.63%

Class B	-7.30%	-16.24%

Class C	-7.29%	-16.23%

Advisor Class*	-6.84%	-15.41%

70% S&P 500 Stock Index/30% MSCI EAFE Index	-4.88%	-12.06%

S&P 500 Stock Index	-2.57%	-11.14%

MSCI EAFE Index	-10.18%	-14.41%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/08

* Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in the AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/08) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy
Class A	-1.76%	-5.26%

Class B	-2.09%	-6.03%

Class C	-2.09%	-5.94%

Advisor Class*	-1.62%	-5.05%

50% S&P 500 Stock Index/50% LB 5-Year General Obligation Municipal Index	0.77%	-2.20%

S&P 500 Stock Index	-2.57%	-11.14%

LB 5-Year General Obligation Municipal Index	3.97%	7.07%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/98 TO 8/31/08

This chart illustrates the total value of an assumed $10,000 investment in the AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/98 to 8/31/08) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Preservation Strategy
Class A	-0.30%	-1.65%

Class B	-0.65%	-2.42%

Class C	-0.73%	-2.42%

Advisor Class*	-0.17%	-1.36%

70% LB 5-Year General Obligation Municipal Index/30% S&P 500 Stock Index	2.07%	1.47%

S&P 500 Stock Index	-2.57%	-11.14%

LB 5-Year General Obligation Municipal Index	3.97%	7.07%

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/98 TO 8/31/08

This chart illustrates the total value of an assumed $10,000 investment in the AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/98 to 8/31/08) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-15.63%	-19.23%
Since Inception*	6.55%	5.63%

Class B Shares
1 Year	-16.24%	-19.50%
Since Inception*	5.80%	5.80%

Class C Shares
1 Year	-16.23%	-17.04%
Since Inception*	5.82%	5.82%

Advisor Class Shares†
1 Year	-15.41%	-15.41%
Since Inception*	6.87%	6.87%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.14%, 1.86%, 1.85%, and 0.84% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-32.18%
Since Inception*	2.90%

Class B Shares
1 Year	-32.42%
Since Inception*	3.05%

Class C Shares
1 Year	-30.35%
Since Inception*	3.07%

Advisor Class Shares†
1 Year	-29.04%
Since Inception*	4.09%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
Returns

Class A Shares
1 Year	-32.53%
Since Inception*	2.73%

Class B Shares
1 Year	-32.72%
Since Inception*	2.92%

Class C Shares
1 Year	-30.65%
Since Inception*	2.94%

Advisor Class Shares†
1 Year	-29.44%
Since Inception*	3.89%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

Class A Shares
1 Year	-20.21%
Since Inception*	2.52%

Class B Shares
1 Year	-20.46%
Since Inception*	2.65%

Class C Shares
1 Year	-19.12%
Since Inception*	2.67%

Advisor Class Shares†
1 Year	-18.09%
Since Inception*	3.56%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.26%	-9.28%
5 Years	5.00%	4.09%
10 Years	3.60%	3.16%

Class B Shares
1 Year	-6.03%	-9.74%
5 Years	4.22%	4.22%
10 Years(a)	2.99%	2.99%

Class C Shares
1 Year	-5.94%	-6.87%
5 Years	4.25%	4.25%
10 Years	2.86%	2.86%

Advisor Class Shares†
1 Year	-5.05%	-5.05%
Since Inception*	5.12%	5.12%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.10%, 1.82%, 1.80%, and 0.79% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-17.68%
5 Years	2.55%
10 Years	2.23%

Class B Shares
1 Year	-18.04%
5 Years	2.70%
10 Years(a)	2.06%

Class C Shares
1 Year	-15.48%
5 Years	2.71%
10 Years	1.93%

Advisor Class Shares†
1 Year	-13.77%
Since Inception*	3.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
Returns

Class A Shares
1 Year	-18.14%
5 Years	2.37%
10 Years	1.09%

Class B Shares
1 Year	-18.35%
5 Years	2.59%
10 Years(a)	1.08%

Class C Shares
1 Year	-15.79%
5 Years	2.60%
10 Years	0.98%

Advisor Class Shares†
1 Year	-14.33%
Since Inception*	3.40%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

Class A Shares
1 Year	-11.32%
5 Years	2.24%
10 Years	1.50%

Class B Shares
1 Year	-11.61%
5 Years	2.34%
10 Years(a)	1.46%

Class C Shares
1 Year	-9.95%
5 Years	2.35%
10 Years	1.36%

Advisor Class Shares†
1 Year	-8.75%
Since Inception*	3.17%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-1.65%	-5.87%
5 Years	3.80%	2.89%
10 Years	3.87%	3.41%

Class B Shares
1 Year	-2.42%	-6.14%
5 Years	3.06%	3.06%
10 Years(a)	3.28%	3.28%

Class C Shares
1 Year	-2.42%	-3.35%
5 Years	3.05%	3.05%
10 Years	3.14%	3.14%

Advisor Class Shares†
1 Year	-1.36%	-1.36%
Since Inception*	4.07%	4.07%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.26%, 1.98%, 1.96% and 0.96% for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-12.09%
5 Years	1.79%
10 Years	2.66%

Class B Shares
1 Year	-12.34%
5 Years	1.96%
10 Years(a)	2.53%

Class C Shares
1 Year	-9.64%
5 Years	1.97%
10 Years	2.40%

Advisor Class Shares†
1 Year	-7.84%
Since Inception*	3.01%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
Returns

Class A Shares
1 Year	-13.06%
5 Years	1.49%
10 Years	1.51%

Class B Shares
1 Year	-13.15%
5 Years	1.72%
10 Years(a)	1.54%

Class C Shares
1 Year	-10.45%
5 Years	1.74%
10 Years	1.44%

Advisor Class Shares†
1 Year	-8.92%
Since Inception*	2.68%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

Class A Shares
1 Year	-7.05%
5 Years	1.63%
10 Years	1.76%

Class B Shares
1 Year	-7.26%
5 Years	1.71%
10 Years(a)	1.73%

Class C Shares
1 Year	-5.51%
5 Years	1.72%
10 Years	1.62%

Advisor Class Shares†
1 Year	-4.23%
Since Inception*	2.67%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$930.47	$5.29
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.53
Class B
Actual	$1,000	$927.01	$8.72
Hypothetical (5% return before expenses)	$1,000	$1,016.09	$9.12
Class C
Actual	$1,000	$927.05	$8.62
Hypothetical (5% return before expenses)	$1,000	$1,016.19	$9.02
Advisor Class
Actual	$1,000	$931.58	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.01

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$982.44	$5.33
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.43
Class B
Actual	$1,000	$979.07	$8.90
Hypothetical (5% return before expenses)	$1,000	$1,016.14	$9.07
Class C
Actual	$1,000	$979.13	$8.81
Hypothetical (5% return before expenses)	$1,000	$1,016.24	$8.97
Advisor Class
Actual	$1,000	$983.82	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.91

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

FUND EXPENSES

(continued from previous page)

Tax-Managed Wealth Preservation Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*
Class A
Actual	$1,000	$996.97	$5.97
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$6.04
Class B
Actual	$1,000	$993.53	$9.42
Hypothetical (5% return before expenses)	$1,000	$1,015.69	$9.53
Class C
Actual	$1,000	$992.67	$9.42
Hypothetical (5% return before expenses)	$1,000	$1,015.69	$9.53
Advisor Class
Actual	$1,000	$998.31	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.66	$4.52

*	Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Annualized Expense Ratio
	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Wealth Preservation Strategy
Class A	1.09%	1.07%	1.19%
Class B	1.80%	1.79%	1.88%
Class C	1.78%	1.77%	1.88%
Advisor Class	0.79%	0.77%	0.89%

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $548.5

*	All data are as of August 31, 2008. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $339.2

*	All data are as of August 31, 2008. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

*	All data are as of August 31, 2008.

†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If rating are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $149.2

*	All data are as of August 31, 2008. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

*	All data are as of August 31, 2008.

†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 17.8%
Capital Markets – 4.8%
3i Group PLC	45,114	$753,854
Ameriprise Financial, Inc.	13,800	620,310
The Blackstone Group LP	78,650	1,406,262
Credit Suisse Group AG	46,300	2,147,519
Deutsche Bank AG	20,000	1,698,533
Franklin Resources, Inc.	38,000	3,971,000
The Goldman Sachs Group, Inc.	30,270	4,963,372
ICAP PLC	116,585	1,003,864
Julius Baer Holding AG	22,994	1,399,308
Lehman Brothers Holdings, Inc.	11,600	186,644
Macquarie Group Ltd.	13,625	505,236
Man Group PLC	248,460	2,560,272
Merrill Lynch & Co., Inc.	72,450	2,053,957
Morgan Stanley	56,100	2,290,563
Waddell & Reed Financial, Inc. – Class A	13,400	431,480

		25,992,174

Commercial Banks – 3.7%
Banco Santander Central Hispano SA	119,220	2,026,666
Bank Hapoalim BM	26,300	102,301
Barclays PLC	186,300	1,192,112
BNP Paribas SA	16,000	1,435,282
Comerica, Inc.	15,600	438,204
Credit Agricole SA	79,406	1,683,463
Fifth Third Bancorp	27,100	427,638
Hana Financial Group, Inc.	10,400	368,425
HBOS PLC	294,050	1,683,129
Keycorp	12,900	154,929
Kookmin Bank	5,700	311,837
Mitsubishi UFJ Financial Group, Inc.	25,000	190,026
National City Corp.	21,300	107,352
Nordea Bank AB	18,000	239,096
Royal Bank of Scotland Group PLC (London Virt-X)	432,938	1,841,318
Societe Generale	13,606	1,312,469
Standard Chartered PLC	54,502	1,473,932
Sumitomo Mitsui Financial Group, Inc.	214	1,295,603
SunTrust Banks, Inc.	14,000	586,460
U.S. Bancorp	21,500	684,990
Wachovia Corp.	97,400	1,547,686
Wells Fargo & Co.	43,800	1,325,826

		20,428,744

Consumer Finance – 0.4%
Discover Financial Services	81,400	1,339,030
ORIX Corp.	7,920	964,831

		2,303,861

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 3.9%
Bank of America Corp.	144,300	$4,493,502
Citigroup, Inc.	169,100	3,211,209
CME Group, Inc. – Class A	16,010	5,369,434
Deutsche Boerse AG	3,234	305,530
Fortis (Euronext Brussels)	75,030	1,038,884
ING Group	36,553	1,138,784
JP Morgan Chase & Co.	130,900	5,038,341
NYSE Euronext	24,225	983,293

		21,578,977

Insurance – 4.8%
ACE Ltd.	24,200	1,273,162
Allianz SE	11,600	1,932,261
Allstate Corp.	39,300	1,773,609
American International Group, Inc.	103,400	2,222,066
Assurant, Inc.	6,500	379,795
Aviva PLC	77,868	726,863
Chubb Corp.	30,900	1,483,509
Everest Re Group Ltd.	10,400	854,152
Fidelity National Financial, Inc. – Class A	20,700	290,421
Fondiaria-Sai SpA (ordinary shares)	3,600	99,748
Fondiaria-Sai SpA (saving shares)	1,136	21,242
Genworth Financial, Inc. – Class A	72,000	1,155,600
Hartford Financial Services Group, Inc.	24,700	1,558,076
MetLife, Inc.	30,500	1,653,100
Muenchener Rueckversicherungs AG	6,900	1,071,272
Old Republic International Corp.	37,900	414,247
PartnerRe Ltd.	11,600	799,356
The Progressive Corp.	80,900	1,494,223
QBE Insurance Group Ltd.	48,778	992,049
RenaissanceRe Holdings Ltd.	15,300	775,863
Safeco Corp.	20,000	1,352,000
Torchmark Corp.	7,700	459,998
The Travelers Co.,Inc.	36,700	1,620,672
Unum Group	53,200	1,351,812
XL Capital Ltd. – Class A	16,700	335,670

		26,090,766

Thrifts & Mortgage Finance – 0.2%
Federal Home Loan Mortgage Corp.	55,000	248,050
Federal National Mortgage Association	67,200	459,648
Washington Mutual, Inc.	32,900	133,245
Washington Mutual, Inc.(Private Placement)	105,400	426,870

		1,267,813

		97,662,335

Information Technology – 14.0%
Communications Equipment – 3.4%
Cisco Systems, Inc.(a)	240,750	5,790,038
Motorola, Inc.	73,600	693,312
Nokia OYJ	34,364	860,384

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Qualcomm, Inc.	72,100	$3,796,065
Research In Motion Ltd.(a)	57,700	7,016,320
Telefonaktiebolaget LM Ericsson – Class B	63,000	719,161

		18,875,280

Computers & Peripherals – 5.2%
Apple, Inc.(a)	79,150	13,418,300
Asustek Computer, Inc.	312,314	718,003
Compal Electronics, Inc. (GDR)(b)	104,662	458,418
Fujitsu Ltd.	126,000	870,894
Hewlett-Packard Co.	225,250	10,568,730
International Business Machines Corp.	5,000	608,650
Lexmark International, Inc. – Class A(a)	20,100	722,997
Toshiba Corp.	136,000	758,585
Western Digital Corp.(a)	19,900	542,474

		28,667,051

Electronic Equipment & Instruments – 1.1%
Arrow Electronics, Inc.(a)	28,800	955,872
Avnet, Inc.(a)	32,700	959,745
Flextronics International Ltd.(a)	6,400	57,088
Hitachi Ltd.	90,000	662,845
Ingram Micro, Inc. – Class A(a)	31,300	591,883
Nidec Corp.	7,500	504,133
Sanmina-SCI Corp.(a)	37,000	86,950
Tech Data Corp.(a)	12,400	423,336
Tyco Electronics Ltd.	44,600	1,467,786
Vishay Intertechnology, Inc.(a)	9,500	84,455

		5,794,093

Internet Software & Services – 2.3%
Google, Inc. – Class A(a)	27,345	12,668,665

Semiconductors & Semiconductor Equipment – 1.2%
Broadcom Corp. – Class A(a)	42,075	1,012,325
Hynix Semiconductor, Inc.(a)	32,400	570,224
Intel Corp.	32,400	740,988
MEMC Electronic Materials, Inc.(a)	57,925	2,843,538
Samsung Electronics Co., Ltd.	600	281,443
Siliconware Precision Industries Co.	901	1,232
Texas Instruments, Inc.	10,100	247,551
United Microelectronics Corp.	2,116,379	882,293

		6,579,594

Software – 0.8%
Electronic Arts, Inc.(a)	20,175	984,742
Microsoft Corp.	18,075	493,266
Nintendo Co. Ltd.	4,600	2,159,514
Salesforce.com, Inc.(a)	12,800	717,056

		4,354,578

		76,939,261

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 13.7%
Biotechnology – 3.8%
Amgen, Inc.(a)	52,400	$3,293,340
Celgene Corp.(a)	77,075	5,341,297
CSL Ltd./Australia	20,610	719,295
Genentech, Inc.(a)	36,050	3,559,937
Gilead Sciences, Inc.(a)	150,625	7,934,925

		20,848,794

Health Care Equipment & Supplies – 2.2%
Alcon, Inc.	38,425	6,543,393
Baxter International, Inc.	36,350	2,463,076
Becton Dickinson & Co.	34,575	3,021,164

		12,027,633

Health Care Providers & Services – 1.2%
Cardinal Health, Inc.	20,900	1,149,082
Celesio AG	6,000	229,520
McKesson Corp.	6,400	369,792
Medco Health Solutions, Inc.(a)	99,850	4,677,973

		6,426,367

Pharmaceuticals – 6.5%
Abbott Laboratories	77,300	4,439,339
Bayer AG	28,255	2,233,057
Eli Lilly & Co.	7,700	359,205
GlaxoSmithKline PLC	89,200	2,098,951
Johnson & Johnson	52,500	3,697,575
Merck & Co., Inc.	77,000	2,746,590
Novartis AG	53,860	3,000,461
Novo Nordisk A/S – Class B	11,200	625,205
Pfizer, Inc.	254,300	4,859,673
Sanofi-Aventis SA	16,338	1,159,108
Schering-Plough Corp.	52,300	1,014,620
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	164,325	7,779,146
Wyeth	40,500	1,752,840

		35,765,770

		75,068,564

Energy – 13.2%
Energy Equipment & Services – 2.4%
Cameron International Corp.(a)	32,425	1,510,681
National Oilwell Varco, Inc.(a)	26,850	1,979,650
Schlumberger Ltd.	76,575	7,214,896
Technip SA	11,522	945,609
Transocean, Inc.	11,575	1,472,340

		13,123,176

Energy Sources – 0.3%
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	40,828	1,426,827

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 10.5%
Anadarko Petroleum Corp.	29,200	$1,802,516
Apache Corp.	19,500	2,230,410
BG Group PLC	70,500	1,563,785
BP PLC	60,800	584,384
Chevron Corp.	76,400	6,594,848
China Petroleum & Chemical Corp. – Class H	1,385,000	1,333,780
China Shenhua Energy Co., Ltd – Class H	92,500	315,865
ConocoPhillips	62,400	5,148,624
Devon Energy Corp.	22,400	2,285,920
ENI SpA	52,100	1,689,983
EOG Resources, Inc.	50,475	5,270,599
Exxon Mobil Corp.	135,200	10,817,352
LUKOIL (Sponsored) (ADR)	10,050	746,715
Marathon Oil Corp.	21,300	959,991
Nexen, Inc.	11,000	344,773
Occidental Petroleum Corp.	11,400	904,704
Petro-Canada	25,600	1,131,965
Petroleo Brasileiro SA (ADR)	25,700	1,355,418
Royal Dutch Shell PLC – Class A	99,966	3,478,936
StatoilHydro ASA	116,400	3,570,618
Sunoco, Inc.	9,000	399,420
Total SA	59,192	4,252,124
Valero Energy Corp.	23,500	816,860

		57,599,590

		72,149,593

Consumer Staples – 9.6%
Beverages – 1.5%
The Coca-Cola Co.	52,025	2,708,942
Coca-Cola Enterprises, Inc.	56,400	962,748
Molson Coors Brewing Co. – Class B	18,800	895,820
Pepsi Bottling Group, Inc.	30,400	899,232
PepsiCo, Inc.	41,250	2,824,800

		8,291,542

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	24,375	1,634,587
Koninklijke Ahold NV	92,960	1,162,259
The Kroger Co.	15,300	422,586
Safeway, Inc.	48,900	1,288,026
Supervalu, Inc.	40,100	929,919
Tesco PLC	172,737	1,197,304
Wal-Mart Stores, Inc.	52,275	3,087,884

		9,722,565

Food Products – 2.5%
Associated British Foods PLC	46,200	677,782
ConAgra Foods, Inc.	12,300	261,621
Del Monte Foods Co.	44,700	380,844
General Mills, Inc.	10,600	701,508
Kraft Foods, Inc. – Class A	12,300	387,573

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	78,639	$3,464,802
Sara Lee Corp.	71,900	970,650
Tyson Foods, Inc. – Class A	46,500	675,180
Unilever PLC	31,539	845,942
WM Wrigley Jr Co.	66,600	5,293,368

		13,659,270

Household Products – 2.2%
Colgate-Palmolive Co.	31,900	2,425,357
Kimberly-Clark Corp.	5,100	314,568
Procter & Gamble Co.	107,025	7,467,134
Reckitt Benckiser PLC	39,269	1,985,222

		12,192,281

Tobacco – 1.6%
Altria Group, Inc.	73,300	1,541,499
British American Tobacco PLC	53,724	1,815,021
Philip Morris International, Inc.	76,225	4,093,283
Reynolds American, Inc.	23,800	1,260,924

		8,710,727

		52,576,385

Materials – 7.9%
Chemicals – 4.0%
Air Products & Chemicals, Inc.	24,575	2,257,214
Ashland, Inc.	15,400	630,322
BASF SE	35,200	2,030,832
Dow Chemical Co.	53,000	1,808,890
E.I. Du Pont de Nemours & Co.	43,000	1,910,920
Eastman Chemical Co.	16,200	977,184
Incitec Pivot Ltd.	5,050	687,017
Koninklijke Dsm NV	16,300	938,141
Mitsubishi Chemical Holdings Corp.	137,500	777,902
Mitsui Chemicals, Inc.	35,000	172,748
Monsanto Co.	67,425	7,703,306
Nova Chemicals Corp.	2,700	78,320
Potash Corp. of Saskatchewan	5,622	975,979
Solvay SA – Class A	6,300	771,341
Syngenta AG	2,140	574,182

		22,294,298

Containers & Packaging – 0.5%
Amcor Ltd.	71,000	333,232
Ball Corp.	21,800	1,001,056
Owens-Illinois, Inc.(a)	10,100	450,460
Smurfit-Stone Container Corp.(a)	32,600	164,630
Sonoco Products Co.	19,400	670,464

		2,619,842

Metals & Mining – 3.3%
Alcoa, Inc.	51,800	1,664,334
Anglo American PLC	17,744	943,195
Antofagasta PLC	42,200	474,331
ArcelorMittal (Euronext Amsterdam)	12,200	957,016

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

ArcelorMittal (Euronext Paris)	3,487	$273,562
BHP Billiton Ltd.	24,100	846,435
BHP Billiton PLC	54,467	1,696,425
Cia Vale do Rio Doce – Class B (ADR)	40,400	1,072,620
Cia Vale do Rio Doce (Sponsored) – Class B (ADR)	30,300	720,231
Inmet Mining Corp.	5,200	313,185
JFE Holdings, Inc.	28,600	1,208,635
Kazakhmys PLC	18,200	427,086
MMC Norilsk Nickel (ADR)	26,500	523,640
Nippon Steel Corp.	102,000	483,850
OZ Minerals Ltd.	39,772	59,212
Rio Tinto PLC	36,147	3,431,391
Sumitomo Metal Mining Co. Ltd.	21,000	267,551
Xstrata PLC	48,665	2,713,227

		18,075,926

Paper & Forest Products – 0.1%
Stora Enso Oyj – Class R	58,700	588,147

		43,578,213

Industrials – 7.5%
Aerospace & Defense – 1.2%
BAE Systems PLC	161,239	1,407,232
Honeywell International, Inc.	78,125	3,919,531
Lockheed Martin Corp.	3,000	349,320
Northrop Grumman Corp.	15,100	1,039,635

		6,715,718

Airlines – 0.3%
Air France-KLM	14,700	353,667
Deutsche Lufthansa AG	24,600	528,245
Qantas Airways Ltd.	161,800	465,806

		1,347,718

Commercial Services & Supplies – 0.2%
Allied Waste Industries, Inc.(a)	90,900	1,221,696

Construction & Engineering – 0.4%
Fluor Corp.	24,675	1,977,208
Foster Wheeler Ltd.(a)	8,225	408,700

		2,385,908

Electrical Equipment – 0.8%
ABB Ltd.	114,053	2,797,460
Alstom SA	4,100	416,486
Emerson Electric Co.	20,925	979,290
Gamesa Corp. Tecnologica SA	5,140	243,097

		4,436,333

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.8%
3M Co.	7,300	$522,680
General Electric Co.	251,900	7,078,390
Textron, Inc.	10,375	426,413
Tyco International Ltd.	40,200	1,723,776

		9,751,259

Machinery – 1.0%
Caterpillar, Inc.	6,700	473,891
Cummins, Inc.	19,600	1,277,136
Deere & Co.	39,900	2,815,743
Dover Corp.	13,600	671,568

		5,238,338

Marine – 0.3%
Mitsui OSK Lines Ltd.	91,000	1,078,538
Nippon Yusen KK	67,000	534,677

		1,613,215

Road & Rail – 0.4%
Avis Budget Group, Inc.(a)	19,500	148,590
East Japan Railway Co.	48	381,795
Union Pacific Corp.	21,150	1,774,485

		2,304,870

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	111,300	3,057,308
Mitsui & Co. Ltd.	176,000	3,000,684

		6,057,992

		41,073,047

Consumer Discretionary – 6.3%
Auto Components – 0.5%
Autoliv, Inc.	11,900	456,841
Compagnie Generale des Etablissements Michelin – Class B	11,100	719,502
Hyundai Mobis	10,410	864,417
Lear Corp.(a)	14,300	179,608
TRW Automotive Holdings Corp.(a)	22,100	423,878

		2,644,246

Automobiles – 0.8%
General Motors Corp.	57,200	572,000
Honda Motor Co. Ltd.	16,300	529,386
Nissan Motor Co. Ltd.	137,800	1,046,741
Renault SA	19,600	1,636,662
Toyota Motor Corp.	12,700	566,653

		4,351,442

Hotels, Restaurants & Leisure – 0.5%
McDonald’s Corp.	38,125	2,365,656
TUI AG	16,500	328,148
TUI Travel PLC	77,800	297,792

		2,991,596

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.5%
Black & Decker Corp.	6,700	$423,775
Centex Corp.	21,600	350,352
DR Horton, Inc.	50,700	631,722
KB Home	14,700	305,760
Sharp Corp.	53,000	674,322
Sony Corp.	14,500	554,304

		2,940,235

Leisure Equipment & Products – 0.1%
Brunswick Corp.	30,600	421,974

Media – 1.7%
CBS Corp. – Class B	38,200	618,076
Gannett Co., Inc.	36,400	647,556
Lagardere SCA	12,500	697,772
News Corp. – Class A	11,600	164,256
SES SA	29,200	704,713
Time Warner, Inc.	156,100	2,555,357
Viacom, Inc. – Class B(a)	24,800	731,104
The Walt Disney Co.	91,675	2,965,686

		9,084,520

Multiline Retail – 1.1%
Family Dollar Stores, Inc.	24,700	615,524
JC Penney Co., Inc.	16,100	627,417
Kohl’s Corp.(a)	52,775	2,594,947
Macy’s, Inc.	56,400	1,174,248
Target Corp.	17,000	901,340

		5,913,476

Specialty Retail – 0.8%
AutoNation, Inc.(a)	43,700	495,995
Esprit Holdings Ltd.	64,600	533,290
The Gap, Inc.	48,500	943,325
Home Depot, Inc.	53,300	1,445,496
Limited Brands, Inc.	5,900	122,720
Lowe’s Cos, Inc.	30,900	761,376

		4,302,202

Textiles, Apparel & Luxury Goods – 0.3%
Jones Apparel Group, Inc.	47,700	947,322
Nike, Inc. – Class B	14,550	881,876

		1,829,198

		34,478,889

Telecommunication Services – 4.5%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	205,500	6,573,945
China Netcom Group Corp., Ltd.	283,000	669,533

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Telekom AG – Class W	12,300	$203,663
France Telecom SA	15,100	445,223
Nippon Telegraph & Telephone Corp.	143	703,008
Tele2 AB – Class B	10,000	153,811
Telecom Italia SpA (ordinary shares)	412,600	663,610
Telefonica SA	99,206	2,451,232
Verizon Communications, Inc.	101,900	3,578,728

		15,442,753

Wireless Telecommunication Services – 1.7%
America Movil SAB de CV Series L (ADR)	70,050	3,599,169
NTT Docomo, Inc.	516	813,226
Sprint Nextel Corp.	213,200	1,859,104
Vodafone Group PLC	1,183,075	3,023,399

		9,294,898

		24,737,651

Utilities – 2.7%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	27,800	1,085,312
CEZ	8,139	610,737
E.ON AG	42,352	2,473,343
Pinnacle West Capital Corp.	19,200	675,648
The Tokyo Electric Power Co. Inc	38,600	1,101,277

		5,946,317

Independent Power Producers & Energy Traders – 0.5%
Iberdrola Renovables SA(a)	79,200	504,882
International Power PLC	149,184	1,070,897
Reliant Energy, Inc.(a)	64,800	1,103,544

		2,679,323

Multi-Utilities – 1.1%
Ameren Corp.	23,200	971,152
CMS Energy Corp.	12,900	175,053
Dominion Resources, Inc.	39,100	1,702,023
GDF Suez	46,109	2,654,369
RWE AG	2,080	224,376
Wisconsin Energy Corp.	10,800	505,116

		6,232,089

		14,857,729

Total Common Stocks (cost $567,913,715)		533,121,667

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE - PREFERRED STOCKS – 0.0%
Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Samsung Electronics Co., Ltd. (cost $382,594)	800	$265,725

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $14,631,714)	14,631,714	14,631,714

Total Investments – 99.9% (cost $582,928,023)		548,019,106
Other assets less liabilities – 0.1%		508,444

Net Assets – 100.0%		$548,527,550

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	10	September 2008	$524,646	$494,836	$ (29,810)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $458,418 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.9%
Alabama – 3.3%
Alabama Pub Sch & Coll Auth FGIC 5.00%, 12/01/21	$1,700	$1,756,814
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,100	1,173,832
Jefferson Cnty Swr Rev (Capital Inpr Warrants) FGIC 5.25%, 2/01/24	3,200	3,474,656
Jefferson Cnty Swr Rev (Prerefunded) FGIC 5.125%, 2/01/42	1,650	1,784,046
Jefferson Cnty Swr Rev (Unrefunded) FGIC 5.00%, 2/01/38	2,710	2,917,749

		11,107,097

Arizona – 0.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 2.84%, 2/01/42(a)	785	720,708
Gilbert Wtr Res Muni Ppty Corp. Series 04 4.90%, 4/01/19	710	703,049
Pima Cnty IDA (Horizon Comnty Learning Ctr) 4.45%, 6/01/14	70	67,418
Pima Cnty IDA (Wtr & Wastewtr Rev) 5.45%, 12/01/17	450	424,062

		1,915,237

Arkansas – 0.3%
Springdale GO MBIA 4.00%, 7/01/16	1,010	1,010,000

California – 1.7%
California 5.00%, 6/01/10-3/01/16	2,775	2,985,327
California (Various Purposes) 5.00%, 3/01/14	25	27,028
California Econ Rec Series A 5.25%, 1/01/10-7/01/12	2,265	2,413,372
California Statewide CDA (Kaiser Permanente) Series E 3.875%, 4/01/32(b)	280	285,471

		5,711,198

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Colorado – 0.5%
Mesa Cnty Valley Sch Dist No 51 Grand Junction MBIA 5.00%, 12/01/23	$1,000	$1,035,680
PV Wtr & Sanitation Metro Dist Capital Appreciation Series 06 Zero Coupon, 12/15/17	836	470,802
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	260	253,833

		1,760,315

Connecticut – 0.5%
Connecticut St Dev Auth (Connecticut Light & Power Co.) AMBAC 3.35%, 5/01/31(b)	1,730	1,731,453

District Of Columbia – 0.6%
Metro Washington Arpt Auth Series 2008A 5.50%, 10/01/15	2,035	2,134,450

Florida – 5.7%
Arborwood CDD (Centex Homes Proj) Series B 5.25%, 5/01/16	255	226,226
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	100	87,756
Citizens Ppty Insurance Corp. MBIA Series A 5.00%, 3/01/15-3/01/16	4,000	4,160,420
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	1,100	1,171,335
Fishhawk CDD II (Spl Assmt) Series B 5.125%, 11/01/09	95	94,518
Hammock Bay CDD (Spl Assmt) Series B 5.375%, 5/01/11	50	49,118
Heritage Isle at Viera CDD Series 4B 5.00%, 11/01/09	100	98,714
Heritage Plantation CDD Series B 5.10%, 11/01/13	105	95,580
Lake Ashton II CDD (Capital Impr Rev) Series B 4.875%, 11/01/10	100	96,709

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Meadow Pointe III CDD Series 4B 5.00%, 5/01/09	$30	$29,805
Meadow Woods CDD Series 4B 5.25%, 5/01/11	55	53,222
Midtown Miami CDD Series 04A 6.00%, 5/01/24	275	250,520
Monterra CDD (Spl Assmt) Series B 5.00%, 11/01/10	335	246,098
5.125%, 11/01/14	170	122,563
Orange Cnty AMBAC 5.50%, 10/01/32	7,000	7,688,590
Overoaks CDD (Capital Impr Rev) Series 4B 5.125%, 5/01/09	150	148,113
Palm Beach Cnty Sch Brd FGIC 5.00%, 8/01/13	1,030	1,098,135
Parkway Ctr CDD (Spl Assmt Ref) Series B 5.625%, 5/01/14	170	157,865
Paseo CDD 5.00%, 2/01/11	445	423,644
Paseo CDD (Capital Impr Rev) Series B 4.875%, 5/01/10	470	453,442
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	285	254,234
Rolling Hills CDD 5.125%, 11/01/13	435	396,281
Shingle Creek CDD 5.75%, 5/01/15	375	345,289
South Bay CDD Series 5B-2 5.375%, 5/01/13(c)	100	69,545
Tern Bay CDD (Capital Impr Rev) Series B 5.00%, 5/01/15(c)	435	261,500
Verano Ctr CDD (Infra Proj) Series B 5.00%, 11/01/13	705	634,014
Villages of Westport CDD Series 05A 5.125%, 5/01/15	200	178,818
Waterset North CDD (Spl Assmt) Series B 6.55%, 11/01/15	485	463,636

		19,355,690

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Govt Wtrwks Auth COP (Prerefunded) 5.18%, 7/01/15	$261	$272,982
Guam Govt Wtrwks Auth Wtr & Wastewtr Sys Rev Series 05 5.00%, 7/01/13	225	225,846

		498,828

Hawaii – 1.8%
Hawaii AMBAC 5.00%, 7/01/13	5,540	6,054,888

Illinois – 2.7%
Hodgkins Tax Incr Rev 5.00%, 1/01/11	1,000	1,012,400
Illinois AMBAC Series B 5.00%, 3/01/14	3,400	3,714,908
Illinois FGIC 5.00%, 4/01/15	1,545	1,693,320
Illinois MBIA 5.00%, 9/01/13	2,500	2,731,400
Pingree Grove Village Special Tax (Cambridge Lakes Proj) Series 5-1 5.25%, 3/01/15	100	99,089

		9,251,117

Indiana – 1.0%
Elkhart Cnty GO MBIA 5.25%, 12/01/21	1,215	1,354,749
Indiana Bond Bank (SPL Program Gas) Series A 5.25%, 10/15/19	1,945	1,954,647

		3,309,396

Kansas – 0.2%
Wyandotte Cnty-Kansas City Uni Govt (Sales Tax) Series B 4.75%, 12/01/16	610	601,832

Louisiana – 1.5%
Louisiana MBIA Series A 5.25%, 8/01/16	3,830	4,208,442
Morehouse Parish Series A 5.25%, 11/15/13	1,000	998,120

		5,206,562

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Michigan – 2.8%
Michigan FSA Series 05B 5.00%, 9/01/12	$2,510	$2,718,154
Michigan Muni Bond Auth 5.50%, 10/01/13	6,085	6,832,603

		9,550,757

Minnesota – 0.1%
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.15%, 11/15/20	310	298,825

Missouri – 0.7%
Missouri St Highways & Transit Commission Series 2007 5.00%, 5/01/14	2,190	2,406,722

Nevada – 0.4%
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/21(b)	335	335,161
Clark Cnty Impr Dist 4.05%, 8/01/10	670	650,832
Henderson Loc Impr Dist No. T-16 4.75%, 3/01/13	35	25,975
Las Vegas Spl Impr Dist No. 607 Loc Impr Bonds 5.35%, 6/01/12	245	234,575

		1,246,543

New Jersey – 2.0%
New Jersey Transp Trust Fund Auth FGIC 5.00%, 6/15/12	3,775	4,031,625
New Jersey EDA (Spl Cigarette Tax) FSA Series 4 5.00%, 6/15/10	830	857,954
New Jersey St Transp Trust Fund Auth AMBAC Series A 5.50%, 12/15/13	1,775	1,962,724

		6,852,303

New York – 4.2%
New York City Series 4G 5.00%, 8/01/12	1,315	1,413,796
Series E 5.00%, 8/01/15	2,625	2,857,969
Series H 5.00%, 8/01/11	1,645	1,751,053
New York St Dorm Auth (Mount Sinai NYU Hlth) 5.00%, 7/01/11	325	326,271

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (Hwy & Brdg Trust Fund) FSA Series 5B 5.00%, 4/01/14	$6,505	$7,133,188
Tobacco Settlement Fin Corp. 5.25%, 6/01/13	815	816,059

		14,298,336

North Carolina – 0.4%
North Carolina Eastern Muni Pwr Agy Series A 5.00%, 1/01/15	785	815,105
North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev) ACA-CBI 5.50%, 1/01/10	385	397,751

		1,212,856

Ohio – 0.7%
American Muni Pwr-Ohio, Inc. 5.00%, 2/01/12	1,000	1,010,560
Cleveland Muni Sch Dist FSA 5.25%, 12/01/19	1,000	1,071,980
Port Auth Columbiana Cnty SWFR (Liberty Waste Transp LLC Proj) AMT Series A 7.00%, 8/01/21	275	275,635

		2,358,175

Pennsylvania – 4.5%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series A 5.00%, 11/15/13	925	860,296
Allegheny Cnty Redev Auth (Pittsburgh Mills Proj) 5.10%, 7/01/14	250	250,800
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(b)	280	279,910
Bucks Cnty IDA (Waste Mangement Inc. Proj) 3.90%, 12/01/22(b)	1,000	987,850
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	265	253,162
Pennsylvania FGIC 5.00%, 7/01/13	3,690	4,027,746
Pennsylvania MBIA 5.00%, 1/01/13	1,420	1,542,745
Series 03 5.00%, 7/01/11	4,310	4,600,753

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Philadelphia Auth for IDR (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	$300	$283,644
Philadelphia XLCA 5.00%, 2/15/11	2,000	2,096,080

		15,182,986

Puerto Rico – 1.2%
Puerto Rico Pub Bldgs Auth 5.75%, 7/01/14	2,820	2,991,259
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(b)	1,075	1,102,971

		4,094,230

South Carolina – 1.1%
South Carolina St Pub Svc Auth FSA 5.00%, 1/01/14	2,450	2,679,296
Western Carolina Regl Swr Auth FSA 5.00%, 3/01/12	1,000	1,077,880

		3,757,176

Texas – 7.8%
Austin Elec Util Sys FSA 5.00%, 11/15/13	6,915	7,537,419
Dallas 5.00%, 2/15/12	3,350	3,606,543
5.125%, 2/15/12	1,020	1,102,283
Houston AMBAC 5.00%, 5/15/34(b)	1,505	1,572,018
Houston MBIA 5.00%, 3/01/15	3,300	3,611,289
Katy Dev Auth (Metro Contract) Series A 5.75%, 6/01/09	150	150,009
Texas 5.00%, 10/01/12-10/01/13	6,655	7,245,940
Texas Pub Fin Auth AMBAC 5.00%, 2/01/16	1,640	1,763,886

		26,589,387

Washington – 4.4%
Energy Northwest (Benneville Pwr Admin) Series 2008D 5.00%, 7/01/11	6,525	6,944,949
Energy Northwest Elec Rev Series A 5.00%, 7/01/14	1,775	1,938,566

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Energy Northwest Elec Rev MBIA 5.25%, 7/01/13	$1,750	$1,914,045
Washington AMBAC Series D 5.00%, 1/01/14	1,760	1,922,906
Washington FSA 5.00%, 1/01/12	1,000	1,076,270
Washington Pub Pwr Sup Sys 5.75%, 7/01/09	1,100	1,136,685

		14,933,421

Wisconsin – 2.1%
Wisconsin AMBAC Series 1 5.00%, 5/01/16	2,000	2,204,160
Wisconsin MBIA Series A 5.00%, 5/01/13	1,000	1,088,120
Wisconsin St Transp Rev FSA Series A 5.25%, 7/01/14	3,500	3,882,305

		7,174,585

Total Municipal Obligations (cost $176,687,154)		179,604,365

	Shares
COMMON STOCKS – 45.2%
Financials – 8.5%
Capital Markets – 2.1%
3i Group PLC	12,794	213,788
The Blackstone Group LP	22,825	408,111
Credit Suisse Group AG	13,500	626,166
Deutsche Bank AG	6,750	573,255
Franklin Resources, Inc.	11,125	1,162,563
The Goldman Sachs Group, Inc.	8,800	1,442,936
ICAP PLC	34,057	293,250
Julius Baer Holding AG	6,858	417,346
Lehman Brothers Holdings, Inc.	5,600	90,104
Macquarie Group Ltd.	3,966	147,065
Man Group PLC	69,873	720,011
Merrill Lynch & Co., Inc.	20,675	586,136
Morgan Stanley	15,200	620,616

		7,301,347

Commercial Banks – 1.9%
Banco Santander Central Hispano SA	33,631	571,706
Bank Hapoalim BM	32,600	126,806

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Barclays PLC	57,800	$369,855
BNP Paribas SA	6,200	556,172
Comerica, Inc.	6,400	179,776
Credit Agricole SA	19,520	413,838
Fifth Third Bancorp	12,100	190,938
HBOS PLC	88,980	509,318
Keycorp	2,600	31,226
Kookmin Bank	4,500	246,187
Mitsubishi UFJ Financial Group, Inc.	45,000	342,048
Royal Bank of Scotland Group PLC (London Virt-X)	93,052	395,757
Societe Generale	3,906	376,783
Standard Chartered PLC	15,768	426,424
Sumitomo Mitsui Financial Group, Inc.	66	399,578
SunTrust Banks, Inc.	3,000	125,670
U.S. Bancorp	6,800	216,648
Wachovia Corp.	25,800	409,962
Wells Fargo & Co.	13,400	405,618

		6,294,310

Consumer Finance – 0.2%
Discover Financial Services	26,000	427,700
ORIX Corp.	2,490	303,337

		731,037

Diversified Financial Services – 1.9%
Bank of America Corp.	45,100	1,404,414
Citigroup, Inc.	49,700	943,803
CME Group, Inc. – Class A	4,650	1,559,517
Deutsche Boerse AG	959	90,601
Fortis (Euronext Brussels)	22,566	312,454
ING Group	10,556	328,865
JP Morgan Chase & Co.	38,600	1,485,714
NYSE Euronext	4,700	190,773

		6,316,141

Insurance – 2.2%
ACE Ltd.	7,500	394,575
Allianz SE	3,100	516,380
Allstate Corp.	11,900	537,047
American International Group, Inc.	28,800	618,912
Assurant, Inc.	1,900	111,017
Aviva PLC	29,728	277,498
Chubb Corp.	9,800	470,498
Everest Re Group Ltd.	1,500	123,195
Fidelity National Financial, Inc. – Class A	5,600	78,568
Genworth Financial, Inc. – Class A	21,100	338,655
Hartford Financial Services Group, Inc.	7,700	485,716
MetLife, Inc.	9,400	509,480

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG	2,100	$326,039
Old Republic International Corp.	14,700	160,671
PartnerRe Ltd.	3,900	268,749
The Progressive Corp.	23,100	426,657
QBE Insurance Group Ltd.	13,592	276,435
Safeco Corp.	3,900	263,640
Torchmark Corp.	4,900	292,726
The Travelers Co., Inc.	11,033	487,217
Unum Group	17,600	447,216
XL Capital Ltd. – Class A	5,200	104,520

		7,515,411

Property - Casualty Insurance – 0.1%
RenaissanceRe Holdings Ltd.	4,800	243,408

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp.	9,100	41,041
Federal National Mortgage Association	19,900	136,116
Washington Mutual, Inc.	11,300	45,765
Washington Mutual, Inc.(Private Placement)	31,400	127,170

		350,092

		28,751,746

Information Technology – 6.5%
Communications Equipment – 1.6%
Cisco Systems, Inc.(d)	70,300	1,690,715
Motorola, Inc.	22,500	211,950
Nokia OYJ	10,093	252,702
Qualcomm, Inc.	21,250	1,118,813
Research In Motion Ltd.(d)	16,975	2,064,160

		5,338,340

Computers & Peripherals – 2.5%
Apple, Inc.(d)	23,325	3,954,287
Asustek Computer, Inc.	90,175	207,310
Compal Electronics, Inc. (GDR)(e)	43,866	192,134
Fujitsu Ltd.	47,000	324,858
Hewlett-Packard Co.	65,775	3,086,163
International Business Machines Corp.	1,600	194,768
Lexmark International, Inc. – Class A(d)	6,500	233,805
Toshiba Corp.	36,000	200,802
Western Digital Corp.(d)	4,800	130,848

		8,524,975

Electronic Equipment & Instruments – 0.4%
Arrow Electronics, Inc.(d)	8,100	268,839
Avnet, Inc.(d)	10,600	311,110
Ingram Micro, Inc. – Class A(d)	10,000	189,100
Nidec Corp.	2,200	147,879

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanmina-SCI Corp.(d)	47,600	$111,860
Tech Data Corp.(d)	4,800	163,872

		1,192,660

Internet Software & Services – 1.1%
Google, Inc. – Class A(d)	8,050	3,729,484

Semiconductors & Semiconductor Equipment – 0.5%
Broadcom Corp. – Class A(d)	10,925	262,855
Hynix Semiconductor, Inc.(d)	8,900	156,636
Intel Corp.	9,500	217,265
MEMC Electronic Materials, Inc.(d)	17,250	846,802
Samsung Electronics Co., Ltd.	360	168,866
United Microelectronics Corp.	498,088	207,647

		1,860,071

Software – 0.4%
Electronic Arts, Inc.(d)	5,875	286,759
Microsoft Corp.	5,300	144,637
Nintendo Co. Ltd.	1,300	610,297
Salesforce.com, Inc.(d)	3,775	211,476

		1,253,169

		21,898,699

Energy – 6.4%
Energy Equipment & Services – 1.2%
Cameron International Corp.(d)	10,575	492,689
National Oilwell Varco, Inc.(d)	7,925	584,310
Schlumberger Ltd.	21,850	2,058,707
Technip SA	3,256	267,220
Transocean, Inc.	3,350	426,120

		3,829,046

Energy Sources – 0.1%
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	11,495	401,719

Oil, Gas & Consumable Fuels – 5.1%
Anadarko Petroleum Corp.	9,300	574,089
Apache Corp.	5,500	629,090
BG Group PLC	19,800	439,191
BP PLC	14,800	142,251
Chevron Corp.	23,500	2,028,520
China Petroleum & Chemical Corp. – Class H	460,000	442,988
China Shenhua Energy Co., Ltd – Class H	28,500	97,321
ConocoPhillips	18,700	1,542,937
Devon Energy Corp.	7,100	724,555
ENI SpA	16,200	525,484
EOG Resources, Inc.	14,800	1,545,416

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Exxon Mobil Corp.	40,100	$3,208,401
LUKOIL (Sponsored) (ADR)	3,300	245,190
Marathon Oil Corp.	6,300	283,941
Nexen, Inc.	3,200	100,298
Occidental Petroleum Corp.	3,900	309,504
Petro-Canada	8,600	380,269
Petroleo Brasileiro SA (ADR)	8,300	437,742
Royal Dutch Shell PLC – Class A	28,839	1,003,632
StatoilHydro ASA	31,550	967,809
Sunoco, Inc.	2,800	124,264
Total SA	18,104	1,300,521
Valero Energy Corp.	7,500	260,700

		17,314,113

		21,544,878

Health Care – 6.3%
Biotechnology – 1.8%
Amgen, Inc.(d)	15,500	974,175
Celgene Corp.(d)	22,625	1,567,913
CSL Ltd./Australia	5,978	208,634
Genentech, Inc.(d)	10,575	1,044,281
Gilead Sciences, Inc.(d)	44,350	2,336,358

		6,131,361

Health Care Equipment & Supplies – 1.0%
Alcon, Inc.	11,350	1,932,791
Baxter International, Inc.	10,800	731,808
Becton Dickinson & Co.	10,175	889,092

		3,553,691

Health Care Providers & Services – 0.5%
Cardinal Health, Inc.	5,400	296,892
Medco Health Solutions, Inc.(d)	29,150	1,365,678

		1,662,570

Pharmaceuticals – 3.0%
Abbott Laboratories	22,875	1,313,711
Bayer AG	8,022	633,997
GlaxoSmithKline PLC	22,200	522,385
Johnson & Johnson	14,900	1,049,407
Merck & Co., Inc.	22,600	806,142
Novartis AG	13,700	763,207
Novo Nordisk A/S – Class B	3,300	184,212
Pfizer, Inc.	80,600	1,540,266
Sanofi-Aventis SA	5,461	387,433
Schering-Plough Corp.	15,600	302,640
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	47,950	2,269,953
Wyeth	9,600	415,488

		10,188,841

		21,536,463

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 4.5%
Beverages – 0.8%
The Coca-Cola Co.	16,250	$846,137
Coca-Cola Enterprises, Inc.	17,100	291,897
Molson Coors Brewing Co. – Class B	8,800	419,320
Pepsi Bottling Group, Inc.	10,600	313,548
PepsiCo, Inc.	12,075	826,896

		2,697,798

Food & Staples Retailing – 0.9%
Costco Wholesale Corp.	6,175	414,096
Koninklijke Ahold NV	25,520	319,071
The Kroger Co.	14,500	400,490
Safeway, Inc.	13,000	342,420
Supervalu, Inc.	12,700	294,513
Tesco PLC	49,694	344,447
Wal-Mart Stores, Inc.	15,900	939,213

		3,054,250

Food Products – 1.1%
Associated British Foods PLC	14,300	209,790
ConAgra Foods, Inc.	13,300	282,891
Del Monte Foods Co.	13,000	110,760
General Mills, Inc.	4,300	284,574
Kraft Foods, Inc. – Class A	4,000	126,040
Nestle SA	22,120	974,598
Tyson Foods, Inc. – Class A	14,700	213,444
Unilever PLC	8,856	237,536
WM Wrigley Jr Co.	17,400	1,382,952

		3,822,585

Household Products – 1.0%
Colgate-Palmolive Co.	9,375	712,781
Procter & Gamble Co.	31,325	2,185,546
Reckitt Benckiser PLC	11,048	558,525

		3,456,852

Tobacco – 0.7%
Altria Group, Inc.	13,600	286,008
British American Tobacco PLC	15,084	509,601
Philip Morris International, Inc.	22,200	1,192,140
Reynolds American, Inc.	7,300	386,754

		2,374,503

		15,405,988

Materials – 3.6%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	6,550	601,617
Ashland, Inc.	4,100	167,813
BASF SE	10,200	588,480

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Dow Chemical Co.	16,800	$573,384
E.I. Du Pont de Nemours & Co.	13,800	613,272
Eastman Chemical Co.	1,900	114,608
Incitec Pivot Ltd.	1,430	194,542
Koninklijke Dsm NV	4,200	241,730
Mitsubishi Chemical Holdings Corp.	33,500	189,525
Mitsui Chemicals, Inc.	13,000	64,164
Monsanto Co.	19,825	2,265,006
Nova Chemicals Corp.	2,300	66,717
Potash Corp. of Saskatchewan	1,372	238,179
Solvay SA – Class A	1,900	232,626
Syngenta AG	630	169,035

		6,320,698

Containers & Packaging – 0.2%
Ball Corp.	6,500	298,480
Owens-Illinois, Inc.(d)	8,400	374,640
Smurfit-Stone Container Corp.(d)	13,200	66,660

		739,780

Metals & Mining – 1.4%
Alcoa, Inc.	14,800	475,524
Anglo American PLC	5,077	269,872
Antofagasta PLC	12,400	139,377
ArcelorMittal (Euronext Amsterdam)	4,500	352,998
ArcelorMittal (Euronext Paris)	337	26,438
BHP Billiton Ltd.	9,200	323,120
BHP Billiton PLC	15,337	477,685
Cia Vale do Rio Doce – Class B (ADR)	11,600	307,980
Cia Vale do Rio Doce (Sponsored) – Class B (ADR)	9,800	232,946
JFE Holdings, Inc.	8,300	350,758
Rio Tinto PLC	10,160	964,476
Sumitomo Metal Mining Co. Ltd.	12,000	152,886
Xstrata PLC	14,047	783,165

		4,857,225

Paper & Forest Products – 0.1%
Stora Enso Oyj – Class R	8,300	83,162
Svenska Cellulosa AB – Class B	15,800	179,492

		262,654

		12,180,357

Industrials – 3.5%
Aerospace & Defense – 0.6%
BAE Systems PLC	46,384	404,822
Honeywell International, Inc.	22,925	1,150,147
Lockheed Martin Corp.	1,800	209,592
Northrop Grumman Corp.	4,400	302,940

		2,067,501

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.2%
Air France-KLM	8,000	$192,472
Deutsche Lufthansa AG	12,100	259,828
Qantas Airways Ltd.	50,700	145,960
UAL Corp.	8,800	97,768

		696,028

Commercial Services & Supplies – 0.1%
Allied Waste Industries, Inc.(d)	25,600	344,064

Construction & Engineering – 0.2%
Fluor Corp.	7,350	588,955
Foster Wheeler Ltd.(d)	2,350	116,772

		705,727

Electrical Equipment – 0.4%
ABB Ltd.	32,518	797,592
Alstom SA	1,100	111,740
Emerson Electric Co.	4,950	231,660
Gamesa Corp. Tecnologica SA	1,500	70,943

		1,211,935

Industrial Conglomerates – 0.9%
3M Co.	2,300	164,680
General Electric Co.	75,000	2,107,500
Textron, Inc.	2,775	114,052
Tyco International Ltd.	13,400	574,592

		2,960,824

Machinery – 0.3%
Caterpillar, Inc.	2,000	141,460
Deere & Co.	11,600	818,612
Illinois Tool Works, Inc.	2,000	99,220

		1,059,292

Marine – 0.1%
Mitsui OSK Lines Ltd.	27,000	320,006
Nippon Yusen KK	13,000	103,743

		423,749

Road & Rail – 0.2%
Avis Budget Group, Inc.(d)	6,800	51,816
Ryder System, Inc.	4,400	283,888
Union Pacific Corp.	6,325	530,668

		866,372

Trading Companies & Distributors – 0.5%
Mitsubishi Corp.	28,200	774,628
Mitsui & Co. Ltd.	53,000	903,615

		1,678,243

		12,013,735

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 2.6%
Auto Components – 0.2%
Autoliv, Inc.	4,900	$188,111
Compagnie Generale des Etablissements Michelin – Class B	2,100	136,122
Hyundai Mobis	3,100	257,415
TRW Automotive Holdings Corp.(d)	2,900	55,622

		637,270

Automobiles – 0.3%
General Motors Corp.	5,500	55,000
Nissan Motor Co. Ltd.	39,800	302,324
Renault SA	6,500	542,771

		900,095

Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.	11,325	702,716

Household Durables – 0.1%
Centex Corp.	5,400	87,588
KB Home	5,800	120,640
Sharp Corp.	16,000	203,569
Taylor Wimpey PLC	44,240	43,480

		455,277

Leisure Equipment & Products – 0.0%
Brunswick Corp.	10,400	143,416

Media – 0.8%
CBS Corp. – Class B	15,150	245,127
Gannett Co., Inc.	11,800	209,922
Lagardere SCA	3,500	195,376
SES SA	8,600	207,553
Time Warner, Inc.	51,200	838,144
Viacom, Inc. – Class B(d)	8,700	256,476
The Walt Disney Co.	24,475	791,766

		2,744,364

Multiline Retail – 0.5%
Family Dollar Stores, Inc.	8,400	209,328
Kohl’s Corp.(d)	15,550	764,593
Macy’s, Inc.	18,900	393,498
Target Corp.	4,875	258,473

		1,625,892

Specialty Retail – 0.3%
AutoNation, Inc.(d)	8,200	93,070
Esprit Holdings Ltd.	19,200	158,501
Home Depot, Inc.	15,700	425,784
Limited Brands, Inc.	4,900	101,920

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Lowe’s Cos, Inc.	10,900	$268,576

		1,047,851

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	19,700	391,242
Nike, Inc. – Class B	4,400	266,684

		657,926

		8,914,807

Telecommunication Services – 2.1%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	62,500	1,999,375
China Netcom Group Corp., Ltd.	99,000	234,218
Deutsche Telekom AG – Class W	3,400	56,297
Nippon Telegraph & Telephone Corp.	50	245,807
Telecom Italia SpA (ordinary shares)	71,600	115,159
Telefonica SA	26,109	645,115
Verizon Communications, Inc.	32,500	1,141,400

		4,437,371

Wireless Telecommunication Services – 0.8%
America Movil SAB de CV Series L (ADR)	20,700	1,063,566
NTT Docomo, Inc.	146	230,098
Sprint Nextel Corp.	70,500	614,760
Vodafone Group PLC	326,469	834,306

		2,742,730

		7,180,101

Utilities – 1.2%
Electric & Gas Utility – 0.0%
Iberdrola Renovables SA(d)	22,700	144,707

Electric Utilities – 0.6%
American Electric Power Co., Inc.	10,000	390,400
CEZ	2,366	177,541
E.ON AG	12,591	735,310
Pinnacle West Capital Corp.	6,700	235,773
The Tokyo Electric Power Co. Inc	11,100	316,689

		1,855,713

Independent Power Producers & Energy Traders – 0.2%
International Power PLC	42,379	304,212
Reliant Energy, Inc.(d)	19,000	323,570

		627,782

Multi-Utilities – 0.4%
CMS Energy Corp.	3,000	40,710
Dominion Resources, Inc.	5,300	230,709

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

GDF Suez	12,929	$744,287
Wisconsin Energy Corp.	6,000	280,620

		1,296,326

		3,924,528

Total Common Stocks (cost $151,925,659)		153,351,302

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.9%
Municipal Obligations – 0.3%
Florida – 0.3%
Florida Hgr Educational Fac Financial Auth 2.50%, 1/01/19(f)	$1,000	1,000,000

		1,000,000

	Shares
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(g)	2,020,936	2,020,936

Total Short-Term Investments (cost $3,020,936)		3,020,936

Total Investments – 99.0% (cost $331,633,749)		335,976,603
Other assets less liabilities – 1.0%		3,251,957

Net Assets – 100.0%		$339,228,560

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$970	2/12/12	BMA	*	3.548%	$28,441

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	3	September 2008	$157,394	$148,451	$ (8,943)

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(b)	Variable rate coupon, rate shown as of August 31, 2008.

(c)	Illiquid security, valued at fair value (see Note A).

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $192,134 or 0.1% of net assets.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Investment in affiliated money market mutual fund.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

As of August 31, 2008, the Portfolio held 53.8% of its total investments in Municipal Bonds. Of the total investments in Municipal Bonds, 61% is insured (18% of this amount represents the fund’s holding in pre-refunded bonds).

Glossary:

ACA – ACA Capital

ADR – American Depositary Receipt

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDA – Community Development Administration

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue

MBIA – Municipal Bond Investors Assurance

PCR – Pollution Control Revenue Bond

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED WEALTH PRESERVATION

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.6%
Alabama – 4.3%
Alabama Pub Sch & Coll Auth FGIC 5.00%, 12/01/21	$400	$413,368
Hlth Care Auth for Baptist Hlth ASSURED GTY Series B 3.25%, 11/15/37(a)+	375	375,000
Jefferson Cnty 5.00%, 1/01/10	1,000	970,480
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,000	1,067,120
Jefferson Cnty Swr Rev (Capital Inpr Warrants) FGIC 5.25%, 2/01/24	1,000	1,085,830
Jefferson Cnty Swr Rev (Prerefunded) FGIC 5.125%, 2/01/42	1,260	1,362,362
Jefferson Cnty Swr Rev (Unrefunded) FGIC 5.00%, 2/01/38	1,000	1,076,660

		6,350,820

Arizona – 1.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 2.84%, 2/01/42(b)	235	215,754
Arizona Sch Fac Brd MBIA 5.25%, 9/01/15	1,500	1,652,760
Scottsdale IDA (Scottsdale Hlthcare) FSA Series 2006 3.25%, 9/01/45(a)+	575	575,000

		2,443,514

California – 0.2%
California 5.00%, 6/01/10	225	236,095

Colorado – 1.5%
Adonea Metro Dist No 2 4.375%, 12/01/15	530	522,691
Denver Colo City & Cnty Arpt AMBAC 6.00%, 11/15/09	1,075	1,106,175
Denver Conv Ctr Proj FSA Series A 5.00%, 9/01/10	580	610,897

		2,239,763

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Connecticut – 1.2%
Connecticut Spl Tax Oblig FSA Series B 5.375%, 10/01/10	$530	$564,609
Connecticut St Dev Auth (Connecticut Light & Power Co.) AMBAC 3.35%, 5/01/31(a)	1,300	1,301,092

		1,865,701

Florida – 4.2%
Dade Cnty Sch Dist MBIA Series 94 5.00%, 8/01/12	1,000	1,064,850
Florida Hurricane Catastrophe Fund Series 2008A 5.00%, 7/01/14	455	474,565
Florida St Dept of Enviro Protection FGIC 5.75%, 7/01/09	2,100	2,161,761
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/ Sunbelt Oblig Group) MBIA Series 2007D 3.48%, 11/15/37(a)+	150	150,000
Palm Beach Cnty Sch Brd FGIC Series B 5.00%, 8/01/25(a)	1,200	1,239,924
South Miami Hlth Fac Auth 5.00%, 8/15/10	1,080	1,120,954

		6,212,054

Georgia – 3.8%
Burke Cnty Dev Auth (Oglethorpe Pwr) AMBAC Series 2006C-1 4.625%, 1/01/37(a)	1,390	1,408,390
Fulton Dekalb Hosp Auth FSA 5.00%, 1/01/13	1,500	1,614,465
Georgia Road & Tollway Auth Series 2008A 5.00%, 6/01/10	1,100	1,154,824
Georgia Smith Congress Ctr Auth (Domed Stadium Proj) MBIA Series 2000 6.00%, 7/01/10	700	711,641
Main Street Natural Gas Inc. (Prepaid Gas) Series A 5.00%, 3/15/17	385	387,117

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Muni Elec Auth of Georgia Series 2008A 5.25%, 1/01/17	$430	$467,397

		5,743,834

Hawaii – 0.4%
Hawaii AMBAC 5.00%, 7/01/13	550	601,117

Illinois – 3.0%
Chicago FGIC 6.00%, 1/01/28	2,100	2,266,824
Illinois AMBAC Series B 5.00%, 3/01/14	1,000	1,092,620
Illinois FSA 5.00%, 6/01/13	1,060	1,156,926

		4,516,370

Indiana – 1.6%
Indiana Bond Bank Series 2007A 5.25%, 10/15/20	150	148,799
Indiana Transp Fin Auth FSA 5.00%, 6/01/09	25	25,627
Indianapolis AMBAC 5.25%, 8/15/09	2,100	2,102,877
Jasper Cnty (Northern Indiana Pub Svc Co.) MBIA 5.60%, 11/01/16	75	76,022

		2,353,325

Kansas – 0.2%
Wyandotte Cnty-Kansas City Uni Govt (Sales Tax) Series B 4.75%, 12/01/16	290	286,117

Louisiana – 0.9%
Morehouse Parish Series A 5.25%, 11/15/13	265	264,502
New Orleans (Certificates Indebtedness) FSA Series 00 5.50%, 12/01/08	110	110,886
New Orleans MBIA 5.25%, 12/01/20	450	459,742
New Orleans RADIAN 5.00%, 12/01/10	560	576,951

		1,412,081

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Massachusetts – 3.0%
Massachusetts Dev Fin Agy (Semass Sys) MBIA Series A 5.50%, 1/01/11	$1,000	$1,046,740
Massachusetts HEFA 5.00%, 7/01/16	540	554,742
Massachusetts HEFA (Caregroup, Inc.) Series 2008 5.00%, 7/01/10	800	821,712
Massachusetts MBIA Series A 5.50%, 2/01/10	500	524,385
Massachusetts Wtr Res Auth FGIC Series 2000A 5.75%, 8/01/30	1,400	1,504,958

		4,452,537

Michigan – 3.4%
Detroit City Sch Dist (Sch Bldg & Site Impr) FGIC Series 2A 5.00%, 5/01/32	1,500	1,638,330
Detroit Swr Disp Rev FGIC 5.95%, 7/01/24	1,000	1,056,490
Detroit Swr Disp Rev FSA 2.47%, 7/01/32(b)	410	342,526
Michigan Muni Bond Auth 5.50%, 10/01/13	1,800	2,021,148

		5,058,494

Minnesota – 0.1%
St Louis Park Hlth Care (Park Nicoilet Hlth Svc) Series 2008C 5.50%, 7/01/10	215	223,028

Nevada – 2.7%
Clark Cnty MBIA Series 2000 5.50%, 7/01/25	540	572,886
Clark Cnty PCR (Southern California) AMT Series C 3.25%, 6/01/31(a)	170	170,081
Clark Cnty Sch Dist FSA Series C 5.00%, 6/15/19	750	799,852

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Nevada 5.00%, 2/01/12-6/01/15	$2,365	$2,553,489

		4,096,308

New Jersey – 4.0%
New Jersey EDA (NJ Transit Corp. Light Rail Transit Sys) Series 2008A 5.00%, 5/01/17	420	452,369
New Jersey EDA (Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	400	407,240
New Jersey EDA (Market Transition Fac Rev, Senior Lien) MBIA Series A 5.00%, 7/01/09	2,100	2,149,497
New Jersey EDA (Spl Cigarette Tax) FSA Series 4 5.00%, 6/15/10	400	413,472
New Jersey St Ed Fac Auth (Kean Univ) FGIC Series 07 4.10%, 7/01/37(a)+	155	155,000
New Jersey St Trpk Auth MBIA 5.50%, 1/01/30	590	617,329
New Jersey Transp Trust Fund Auth AMBAC Series C 5.25%, 12/15/09	500	518,810
New Jersey Transp Trust Fund Auth MBIA Series A 5.25%, 12/15/12	1,100	1,192,697

		5,906,414

New York – 6.6%
New York City Series 4B 5.00%, 8/01/10	175	183,902
Series 4G 5.00%, 8/01/12	685	736,464
Series E 5.00%, 8/01/15	720	783,900
New York City TFA Series B 5.25%, 2/01/29(a)	2,080	2,197,832
New York St Dorm Auth (City Univ of New York) Series 2008B 5.00%, 7/01/16	280	301,562

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New York St Hsg Fin Agy (Affordable Hsg) Series B 4.05%, 11/01/10	$1,130	$1,134,362
New York St Thruway Auth 5.00%, 4/01/16(c)	550	600,639
New York St Thruway Auth (Hwy & Brdg Trust Fund) FSA Series 5B 5.00%, 4/01/14	1,900	2,083,483
New York St Thruway Auth (Personal Income Tax) Series 2008A 5.00%, 3/15/18(c)	540	594,578
Tobacco Settlement Fin Corp. 5.25%, 6/01/13	650	650,845
Series 2008 5.00%, 6/01/11	490	517,440

		9,785,007

North Carolina – 1.2%
North Carolina Eastern Muni Pwr Agy 5.375%, 1/01/17	225	231,665
Series C 5.30%, 1/01/15	800	831,216
North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev) Series A 5.50%, 1/01/13	435	469,613
North Carolina Muni Pwr Agy No 1 (Catawba Elec Rev) ACA–CBI 5.50%, 1/01/10	300	309,936

		1,842,430

Ohio – 1.2%
Cleveland Muni Sch Dist FSA 5.25%, 12/01/19	585	627,108
Columbus City Sch Dist FGIC 5.00%, 12/01/28	1,000	1,091,900

		1,719,008

Oregon – 1.4%
Tri-Cnty Metro Transp Dist MBIA 5.00%, 5/01/12	1,890	2,030,824

Pennsylvania – 3.1%
Allegheny Cnty Hosp Dev Auth (Univ of Pittsburgh Med Ctr) Series 2008A 5.00%, 9/01/11	1,055	1,107,845

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Allegheny Cnty IDA 4.30%, 9/01/08	$70	$70,000
Beaver Cnty IDA PCR (Cleveland Elec Proj) Series 98 3.75%, 10/01/30(a)	160	159,949
Bucks Cnty IDA (Waste Mangement Inc. Proj) 3.90%, 12/01/22(a)	560	553,196
Pennsylvania MBIA 5.00%, 2/01/15	1,200	1,304,592
5.25%, 2/01/14	1,000	1,106,790
Pittsburgh 5.00%, 9/01/14(c)	285	298,968

		4,601,340

Puerto Rico – 1.5%
Puerto Rico 5.00%, 7/01/11	515	529,291
5.25%, 7/01/12	700	726,684
Puerto Rico FGIC 5.50%, 7/01/12	220	231,583
Puerto Rico Hsg Fin Auth (Vivienda Modernization Sch Proj) Series 2008 4.75%, 10/01/11	230	228,694
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27(a)	520	533,530

		2,249,782

South Carolina – 2.5%
South Carolina St Pub Svc Auth MBIA Series B 5.00%, 1/01/11	1,740	1,838,814
South Carolina Transp Infra Bank AMBAC 5.50%, 10/01/11	1,865	1,954,968

		3,793,782

Tennessee – 1.1%
Clarksville Natural Gas Acquisition Corp. XLCA 5.00%, 12/15/08	1,600	1,603,664

Texas – 7.9%
Austin Elec Util Sys FSA 5.00%, 11/15/10-11/15/13	4,050	4,348,181
Austin ISD 5.00%, 8/01/14	890	978,110
Houston AMBAC 5.00%, 12/15/08	2,000	2,012,820

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SA Energy Acquisition Pub Fac Corp. Series 2007 5.50%, 8/01/22	$460	$448,633
San Antonio FGIC 5.50%, 5/15/16	1,540	1,727,403
Texas St Transp Commission 5.00%, 4/01/11	2,150	2,284,848

		11,799,995

Virginia – 1.5%
Fairfax Cnty Econ Dev Auth (Oqden Martin Sys) AMBAC Series 1998 6.10%, 2/01/11	280	292,051
Hampton MBIA Series 2007 5.00%, 1/15/16	1,000	1,096,590
Virginia St Pub Bldg Auth 5.00%, 8/01/10	850	895,535

		2,284,176

Washington – 3.8%
Energy Northwest (Benneville Pwr Admin) Series 2008D 5.00%, 7/01/11-7/01/12	3,285	3,512,868
Energy Northwest (Benneville Pwr Admin) FGIC Series 2004 5.25%, 7/01/10	590	620,373
Energy Northwest (Benneville Pwr Admin) FSA Series 2001A 5.50%, 7/01/12	145	156,691
King Cnty FSA 5.25%, 1/01/10	520	541,627
Washington Series 2009A 5.00%, 7/01/15	570	628,026
Washington Hlth Care Fac Auth (Overlake Hosp Med Ctr) RADIAN Series 2005 5.00%, 7/01/38(a)+	150	150,000

		5,609,585

Wisconsin – 0.7%
Wisconsin MBIA Series A 5.00%, 5/01/13	1,000	1,088,120

Total Municipal Obligations (cost $100,914,354)		102,405,285

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – 29.1%
Financials – 5.3%
Capital Markets – 1.3%
3i Group PLC	3,708	$61,961
The Blackstone Group LP	2,250	40,230
Credit Suisse Group AG	3,700	171,616
Deutsche Bank AG	1,750	148,622
Franklin Resources, Inc.	3,150	329,175
The Goldman Sachs Group, Inc.	2,570	421,403
ICAP PLC	9,880	85,072
Julius Baer Holding AG	1,885	114,712
Lehman Brothers Holdings, Inc.	1,500	24,135
Man Group PLC	20,301	209,193
Merrill Lynch & Co., Inc.	5,775	163,721
Morgan Stanley	4,500	183,735

		1,953,575

Commercial Banks – 1.2%
Australia & New Zealand Banking Group Ltd.	1,300	18,306
Banco Santander Central Hispano SA	9,798	166,560
Bank Hapoalim BM	10,400	40,454
Barclays PLC	14,200	90,864
BNP Paribas SA	1,450	130,072
Comerica, Inc.	1,850	51,967
Credit Agricole SA	6,106	129,452
HBOS PLC	25,330	144,988
Kookmin Bank	900	49,237
National Bank of Canada	800	37,687
Nordea Bank AB	2,000	26,566
Royal Bank of Scotland Group PLC (London Virt-X)	20,740	88,209
Societe Generale	1,250	120,578
Standard Chartered PLC	4,587	124,049
Sumitomo Mitsui Financial Group, Inc.	18	108,976
SunTrust Banks, Inc.	900	37,701
U.S. Bancorp	1,900	60,534
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	175	20,923
Wachovia Corp.	10,900	173,201
Wells Fargo & Co.	5,000	151,350

		1,771,674

Consumer Finance – 0.1%
Discover Financial Services	7,000	115,150
ORIX Corp.	630	76,748

		191,898

Diversified Financial Services – 1.2%
Bank of America Corp.	12,800	398,592
Citigroup, Inc.	13,800	262,062
CME Group, Inc. – Class A	1,275	427,610

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Boerse AG	262	$24,752
Fortis (Euronext Brussels)	5,500	76,154
ING Group	2,900	90,348
JP Morgan Chase & Co.	11,200	431,088
NYSE Euronext	2,075	84,224

		1,794,830

Insurance – 1.4%
ACE Ltd.	2,100	110,481
Allianz SE	800	133,259
Allstate Corp.	3,300	148,929
American International Group, Inc.	8,400	180,516
Assurant, Inc.	500	29,215
Aviva PLC	8,572	80,016
Chubb Corp.	2,500	120,025
Everest Re Group Ltd.	425	34,905
Fidelity National Financial, Inc. – Class A	1,800	25,254
Genworth Financial, Inc. – Class A	6,000	96,300
Hartford Financial Services Group, Inc.	2,000	126,160
MetLife, Inc.	2,600	140,920
Muenchener Rueckversicherungs AG	600	93,154
Old Republic International Corp.	4,100	44,813
PartnerRe Ltd.	1,000	68,910
The Progressive Corp.	7,100	131,137
QBE Insurance Group Ltd.	3,984	81,027
Safeco Corp.	1,800	121,680
The Travelers Co.,Inc.	3,536	156,150
Unum Group	5,000	127,050
XL Capital Ltd. – Class A	1,400	28,140

		2,078,041

Property - Casualty Insurance – 0.0%
RenaissanceRe Holdings Ltd.	1,300	65,923

Real Estate Management & Development – 0.0%
Lend Lease Corp. Ltd.	3,200	26,305

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp.	4,700	21,197
Federal National Mortgage Association	5,200	35,568
Washington Mutual, Inc.	3,000	12,150
Washington Mutual, Inc. (Private Placement)	8,800	35,640

		104,555

		7,986,801

Information Technology – 4.3%
Communications Equipment – 1.1%
Cisco Systems, Inc.(d)	20,600	495,430
Motorola, Inc.	6,000	56,520
Nokia OYJ	3,675	92,012

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Qualcomm, Inc.	6,075	$319,849
Research In Motion Ltd.(d)	4,815	585,504
Telefonaktiebolaget LM Ericsson – Class B	2,000	22,831

		1,572,146

Computers & Peripherals – 1.6%
Apple, Inc.(d)	6,300	1,068,039
Asustek Computer, Inc.	14,296	32,866
Compal Electronics, Inc. (GDR)(e)	11,520	50,459
Fujitsu Ltd.	14,000	96,766
Hewlett-Packard Co.	18,575	871,539
International Business Machines Corp.	400	48,692
Lexmark International, Inc. – Class A(d)	1,800	64,746
Toshiba Corp.	9,000	50,201
Western Digital Corp.(d)	1,600	43,616

		2,326,924

Electronic Equipment & Instruments – 0.3%
Arrow Electronics, Inc.(d)	2,600	86,294
Avnet, Inc.(d)	2,800	82,180
Hitachi Ltd.	7,000	51,554
Ingram Micro, Inc. – Class A(d)	2,700	51,057
Nidec Corp.	600	40,331
Sanmina-SCI Corp.(d)	13,900	32,665
Tech Data Corp.(d)	1,100	37,554
Tyco Electronics Ltd.	3,500	115,185

		496,820

Internet Software & Services – 0.7%
Google, Inc. – Class A(d)	2,265	1,049,352

Semiconductors & Semiconductor Equipment – 0.4%
Broadcom Corp. – Class A(d)	2,550	61,353
Elpida Memory, Inc.(d)	1,100	23,686
Hynix Semiconductor, Inc.(d)	2,700	47,519
Intel Corp.	2,675	61,177
MEMC Electronic Materials, Inc.(d)	4,925	241,768
Samsung Electronics Co., Ltd.	130	60,979
Texas Instruments, Inc.	1,900	46,569
United Microelectronics Corp.	143,656	59,889

		602,940

Software – 0.2%
Electronic Arts, Inc.(d)	1,675	81,757
Microsoft Corp.	1,550	42,299
Nintendo Co. Ltd.	400	187,784
Salesforce.com, Inc.(d)	1,025	57,420

		369,260

		6,417,442

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 4.1%
Biotechnology – 1.1%
Amgen, Inc.(d)	4,200	$263,970
Celgene Corp.(d)	6,475	448,717
CSL Ltd./Australia	1,709	59,645
Genentech, Inc.(d)	2,975	293,781
Gilead Sciences, Inc.(d)	12,350	650,598

		1,716,711

Health Care Equipment & Supplies – 0.7%
Alcon, Inc.	3,165	538,968
Baxter International, Inc.	3,175	215,138
Becton Dickinson & Co.	2,900	253,402

		1,007,508

Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	1,500	82,470
Medco Health Solutions, Inc.(d)	8,275	387,684

		470,154

Pharmaceuticals – 2.0%
Abbott Laboratories	6,375	366,116
Bayer AG	2,338	184,777
Eli Lilly & Co.	700	32,655
GlaxoSmithKline PLC	6,180	145,421
Johnson & Johnson	4,100	288,763
Merck & Co., Inc.	6,100	217,587
Novartis AG	5,390	300,269
Novo Nordisk A/S – Class B	958	53,477
Pfizer, Inc.	22,200	424,242
Sanofi-Aventis SA	1,374	97,479
Schering-Plough Corp.	4,200	81,480
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	13,620	644,771
Wyeth	2,600	112,528

		2,949,565

		6,143,938

Energy – 4.0%
Energy Equipment & Services – 0.8%
Cameron International Corp.(d)	2,775	129,287
ENSCO International, Inc.	400	27,112
National Oilwell Varco, Inc.(d)	2,250	165,892
Schlumberger Ltd.	6,625	624,208
Technip SA	946	77,638
Transocean, Inc.	950	120,840

		1,144,977

Oil, Gas & Consumable Fuels – 3.2%
Anadarko Petroleum Corp.	2,500	154,325
Apache Corp.	1,600	183,008

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

BG Group PLC	5,760	$127,765
BP PLC	10,000	96,116
Chevron Corp.	6,300	543,816
China Petroleum & Chemical Corp. – Class H	58,000	55,855
China Shenhua Energy Co., Ltd – Class H	8,000	27,318
ConocoPhillips	5,400	445,554
Devon Energy Corp.	1,800	183,690
ENI SpA	4,300	139,480
EOG Resources, Inc.	4,200	438,564
Exxon Mobil Corp.	10,000	800,100
LUKOIL (Sponsored) (ADR)	850	63,155
Marathon Oil Corp.	1,700	76,619
Nexen, Inc.	800	25,074
Nippon Mining Holdings, Inc.	4,000	22,218
Occidental Petroleum Corp.	900	71,424
Petro-Canada	2,100	92,857
Petroleo Brasileiro SA (ADR)	2,400	126,576
Repsol YPF SA	1,700	52,582
Royal Dutch Shell PLC – Class A	7,043	245,105
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,352	117,143
StatoilHydro ASA	9,310	285,588
Sunoco, Inc.	800	35,504
Total SA	4,208	302,287
Valero Energy Corp.	2,100	72,996

		4,784,719

		5,929,696

Consumer Staples – 2.8%
Beverages – 0.4%
The Coca-Cola Co.	4,475	233,013
Coca-Cola Enterprises, Inc.	4,700	80,229
Pepsi Bottling Group, Inc.	2,700	79,866
PepsiCo, Inc.	3,375	231,120

		624,228

Food & Staples Retailing – 0.6%
Costco Wholesale Corp.	1,990	133,449
Koninklijke Ahold NV	8,480	106,024
The Kroger Co.	4,500	124,290
Safeway, Inc.	4,900	129,066
Supervalu, Inc.	3,200	74,208
Tesco PLC	14,424	99,978
Wal-Mart Stores, Inc.	4,550	268,769

		935,784

Food Products – 0.7%
Associated British Foods PLC	4,800	70,419
Del Monte Foods Co.	3,500	29,820

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

General Mills, Inc.	300	$19,854
Kraft Foods, Inc. – Class A	1,100	34,661
Nestle SA	6,421	282,907
Tyson Foods, Inc. – Class A	4,100	59,532
Unilever PLC	2,584	69,308
WM Wrigley Jr Co.	5,425	431,179

		997,680

Household Products – 0.6%
Colgate-Palmolive Co.	2,475	188,174
Procter & Gamble Co.	7,450	519,787
Reckitt Benckiser PLC	3,224	162,987

		870,948

Tobacco – 0.5%
Altria Group, Inc.	6,300	132,489
British American Tobacco PLC	4,389	148,279
Philip Morris International, Inc.	6,250	335,625
Reynolds American, Inc.	1,900	100,662

		717,055

		4,145,695

Materials – 2.4%
Chemicals – 1.2%
Air Products & Chemicals, Inc.	2,000	183,700
Ashland, Inc.	1,100	45,023
BASF SE	2,800	161,543
Dow Chemical Co.	4,600	156,998
E.I. Du Pont de Nemours & Co.	3,400	151,096
Eastman Chemical Co.	1,500	90,480
Incitec Pivot Ltd.	417	56,730
Koninklijke Dsm NV	700	40,288
Mitsubishi Chemical Holdings Corp.	14,500	82,033
Monsanto Co.	5,550	634,088
Nova Chemicals Corp.	700	20,305
Potash Corp. of Saskatchewan	415	72,044
Solvay SA – Class A	300	36,731
Syngenta AG	180	48,296

		1,779,355

Containers & Packaging – 0.1%
Ball Corp.	1,800	82,656
Owens-Illinois, Inc.(d)	1,500	66,900
Smurfit-Stone Container Corp.(d)	5,100	25,755

		175,311

Metals & Mining – 1.0%
Alcoa, Inc.	4,200	134,946
Anglo American PLC	1,474	78,352
Antofagasta PLC	3,100	34,844

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

ArcelorMittal (Euronext Paris)	1,305	$102,380
BHP Billiton Ltd.	2,500	87,804
BHP Billiton PLC	4,473	139,316
Cia Vale do Rio Doce – Class B (ADR)	3,400	90,270
Cia Vale do Rio Doce (Sponsored) – Class B (ADR)	2,500	59,425
JFE Holdings, Inc.	2,300	97,198
Kazakhmys PLC	2,300	53,972
Minara Resources Ltd.	5,200	6,868
MMC Norilsk Nickel (ADR)	900	17,784
Nippon Steel Corp.	9,000	42,693
Norsk Hydro ASA	1,150	12,255
Rio Tinto PLC	2,956	280,609
Sumitomo Metal Mining Co. Ltd.	2,000	25,481
Xstrata PLC	4,050	225,800

		1,489,997

Paper & Forest Products – 0.1%
Stora Enso Oyj – Class R	4,100	41,080
Svenska Cellulosa AB – Class B	3,900	44,305

		85,385

		3,530,048

Industrials – 2.3%
Aerospace & Defense – 0.4%
BAE Systems PLC	13,483	117,674
General Dynamics Corp.	175	16,152
Honeywell International, Inc.	6,450	323,597
Lockheed Martin Corp.	375	43,665
Northrop Grumman Corp.	1,200	82,620

		583,708

Airlines – 0.1%
Deutsche Lufthansa AG	3,400	73,009
Qantas Airways Ltd.	14,000	40,305

		113,314

Commercial Services & Supplies – 0.1%
Allied Waste Industries, Inc.(d)	6,800	91,392

Construction & Engineering – 0.1%
Fluor Corp.	2,050	164,267
Foster Wheeler Ltd.(d)	700	34,783

		199,050

Electrical Equipment – 0.2%
ABB Ltd.	9,415	230,929
Alstom SA	310	31,490
Emerson Electric Co.	1,275	59,670
Gamesa Corp. Tecnologica SA	430	20,337

		342,426

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.5%
3M Co.	600	$42,960
General Electric Co.	20,500	576,050
Textron, Inc.	900	36,990
Tyco International Ltd.	3,000	128,640

		784,640

Machinery – 0.3%
Caterpillar, Inc.	500	35,365
Deere & Co.	3,225	227,588
Dover Corp.	2,200	108,636
Illinois Tool Works, Inc.	700	34,727

		406,316

Marine – 0.1%
Mitsui OSK Lines Ltd.	5,000	59,260
Nippon Yusen KK	3,000	23,941

		83,201

Road & Rail – 0.2%
Avis Budget Group, Inc.(d)	1,800	13,716
East Japan Railway Co.	7	55,679
Ryder System, Inc.	1,200	77,424
Union Pacific Corp.	1,650	138,435

		285,254

Trading Companies & Distributors – 0.3%
Mitsubishi Corp.	8,300	227,993
Mitsui & Co. Ltd.	15,000	255,740

		483,733

		3,373,034

Consumer Discretionary – 1.8%
Auto Components – 0.1%
Autoliv, Inc.	1,900	72,941
Hyundai Mobis	920	76,394
TRW Automotive Holdings Corp.(d)	800	15,344

		164,679

Automobiles – 0.2%
Honda Motor Co. Ltd.	700	22,734
Nissan Motor Co. Ltd.	11,100	84,317
Renault SA	1,600	133,605
Toyota Motor Corp.	600	26,771

		267,427

Hotels, Restaurants & Leisure – 0.2%
McDonald’s Corp.	3,250	201,662
TUI AG	1,400	27,843

		229,505

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.2%
Black & Decker Corp.	1,200	$75,900
DR Horton, Inc.	4,200	52,332
KB Home	1,500	31,200
Newell Rubbermaid, Inc.	600	10,860
Sharp Corp.	5,000	63,615
Sony Corp.	600	22,937
Taylor Wimpey PLC	8,070	7,931

		264,775

Leisure Equipment & Products – 0.0%
Brunswick Corp.	2,700	37,233
Namco Bandai Holdings, Inc.	1,500	18,448

		55,681

Media – 0.5%
CBS Corp. – Class B	4,900	79,282
Gannett Co., Inc.	3,100	55,149
Lagardere SCA	900	50,240
SES SA	2,500	60,335
Time Warner, Inc.	13,500	220,995
Viacom, Inc. – Class B(d)	800	23,584
The Walt Disney Co.	7,150	231,302

		720,887

Multiline Retail – 0.3%
JC Penney Co., Inc.	3,000	116,910
Kohl’s Corp.(d)	4,350	213,889
Macy’s, Inc.	4,700	97,854
Target Corp.	1,475	78,205

		506,858

Specialty Retail – 0.2%
AutoNation, Inc.(d)	3,700	41,995
Esprit Holdings Ltd.	5,600	46,230
The Gap, Inc.	1,300	25,285
Home Depot, Inc.	4,300	116,616
Lowe’s Cos, Inc.	2,500	61,600

		291,726

Textiles, Apparel & Luxury Goods – 0.1%
Jones Apparel Group, Inc.	5,400	107,244
Nike, Inc. – Class B	1,175	71,217

		178,461

		2,679,999

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	17,700	566,223
China Netcom Group Corp., Ltd.	27,000	63,878

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Telekom AG – Class W	2,100	$34,772
France Telecom SA	2,100	61,918
Nippon Telegraph & Telephone Corp.	15	73,742
Telecom Italia SpA (ordinary shares)	16,500	26,538
Telecom Italia SpA (savings shares)	15,100	19,139
Telefonica SA	6,983	172,540
Verizon Communications, Inc.	9,400	330,128

		1,348,878

Wireless Telecommunication Services – 0.5%
America Movil SAB de CV Series L (ADR)	5,850	300,573
NTT Docomo, Inc.	43	67,769
Sprint Nextel Corp.	20,600	179,632
Vodafone Group PLC	91,281	233,272

		781,246

		2,130,124

Utilities – 0.7%
Electric & Gas Utility – 0.0%
Iberdrola Renovables SA(d)	6,500	41,436

Electric Utilities – 0.3%
American Electric Power Co., Inc.	3,100	121,024
CEZ	691	51,851
E.ON AG	3,526	205,917
The Tokyo Electric Power Co. Inc	3,100	88,445

		467,237

Independent Power Producers & Energy Traders – 0.1%
International Power PLC	12,370	88,797
Reliant Energy, Inc.(d)	5,300	90,259

		179,056

Multi-Utilities – 0.3%
CMS Energy Corp.	1,700	23,069
Dominion Resources, Inc.	1,350	58,765
GDF Suez	3,770	217,029
RWE AG	290	31,283
Wisconsin Energy Corp.	2,200	102,894

		433,040

		1,120,769

Total Common Stocks (cost $42,098,461)		43,457,546

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Municipal Obligations – 1.7%
Colorado – 1.4%
Colorado Ed & Cultural Fac Auth (National Jewish Federation Bond Program) Series A-9 2.35%, 9/01/36(f)	$2,000	$2,000,000

South Carolina – 0.3%
Charleston Cnty 2.50%, 8/15/30(f)	500	500,000

		2,500,000

	Shares
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(g)	1,225,479	1,225,479

Total Short-Term Investments (cost $3,725,479)		3,725,479

Total Investments – 100.2% (cost $146,738,294)		149,588,310
Other assets less liabilities – (0.2)%		(302,872)

Net Assets – 100.0%		$149,285,438

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$5,000	7/29/13	2.795%	BMA	*	$(33,900)
Lehman Brothers	4,000	8/11/15	2.695%	BMA	*	(16,500)

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	September 2008	$52,465	$49,484	$ (2,981)

(a)	Variable rate coupon, rate shown as of August 31, 2008.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $50,459 or 0.0% of net assets.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Investment in affiliated money market mutual fund.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of August 31, 2008 and the aggregate market value of these securities amounted to $1,405,000 or 0.9% of net assets.

As of August 31, 2008, the Portfolio held 70% of its total investments in municipal bonds. Of the total investments in municipal bonds, 62% is insured (26% of this amount represents the Portfolio’s holding in pre-refunded bonds).

Glossary:

ACA – ACA Capital

ADR – American Depositary Receipt

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSURED GTY – Assured Guaranty

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GDR – Global Depositary Receipt

HEFA – Health & Education Facility Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – Municipal Bond Investors Assurance

PCR – Pollution Control Revenue Bond

RADIAN – Radian Group, Inc.

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Wealth Preservation—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2008

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Wealth Preservation Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $568,296,309, $329,612,813 and $145,512,815, respectively)	$533,387,392		$333,955,667		$148,362,831
Affiliated issuers (cost $14,631,714, $2,020,936 and $1,225,479, respectively)	14,631,714		2,020,936		1,225,479
Cash(a)	36,962		11,205		3,740
Foreign currencies, at value (cost $496,599, $311,818 and $155,996, respectively)	492,280		308,525		155,059
Receivable for shares of beneficial interest sold	2,943,983		1,575,350		404,790
Dividends and interest receivable	1,138,118		2,611,782		1,155,490
Receivable for investment securities sold	586,029		75,048		239,205
Receivable for variation margin on futures contracts	1,226		368		123
Unrealized appreciation of swap contracts	– 0	–	29,370		– 0	–

Total assets	553,217,704		340,588,251		151,546,717

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,245,195		– 0	–	1,541,982
Payable for shares of beneficial interest redeemed	948,308		913,638		396,150
Unrealized depreciation of swap contracts	– 0	–	– 0	–	50,400
Advisory fee payable	300,698		158,871		84,224
Distribution fee payable	99,546		157,188		73,270
Transfer Agent fee payable	11,990		17,311		13,012
Accrued expenses	84,417		112,683		102,241

Total liabilities	4,690,154		1,359,691		2,261,279

Net Assets	$548,527,550		$339,228,560		$149,285,438

Composition of Net Assets
Shares of beneficial interest, at par	$422		$284		$134
Additional paid-in capital	590,081,413		339,210,290		145,792,330
Undistributed net investment income	4,564,798		1,114,253		408,776
Accumulated net realized gain (loss) on investment and foreign currency transactions	(11,171,485)		(5,454,871)		289,142
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(34,947,598)		4,358,604		2,795,056

Net Assets	$548,527,550		$339,228,560		$149,285,438

See notes to financial statements.

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

	Net Assets	Shares Outstanding	Net Asset Value
Wealth Appreciation Strategy
Class A	$121,356,197	9,352,633	$12.98	*

Class B	$22,321,516	1,758,288	$12.70

Class C	$57,981,470	4,563,467	$12.71

Advisor Class	$346,868,367	26,544,222	$13.07

Balanced Wealth Strategy
Class A	$209,200,005	17,523,822	$11.94	*

Class B	$44,855,023	3,755,908	$11.94

Class C	$76,246,327	6,368,637	$11.97

Advisor Class	$8,927,205	746,914	$11.95

Wealth Preservation Strategy
Class A	$82,614,791	7,505,679	$11.01	*

Class B	$24,534,126	2,176,850	$11.27

Class C	$36,443,221	3,229,726	$11.28

Advisor Class	$5,693,300	516,195	$11.03

*	The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy were $13.56, $12.47 and $11.50, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts equal to $36,887, $11,066 and $3,689, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

Wealth Appreciation Strategy	Balanced Wealth Strategy	Wealth Preservation Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $524,266, $165,464 and $43,207, respectively)	$12,394,895	$3,952,756	$1,039,794
Affiliated issuers	452,653	110,013	65,452
Interest	3,673	7,416,759	4,133,426

Total income	12,851,221	11,479,528	5,238,672

Expenses
Advisory fee (see Note B)	3,623,503	2,033,415	872,821
Distribution fee—Class A	415,024	670,264	258,075
Distribution fee—Class B	277,529	527,074	290,577
Distribution fee—Class C	677,876	830,932	364,138
Transfer agency—Class A	49,798	149,043	58,840
Transfer agency—Class B	15,738	49,570	27,020
Transfer agency—Class C	28,332	60,367	26,903
Transfer agency—Advisor Class	115,527	7,000	4,954
Custodian	348,315	280,081	238,481
Audit	69,920	80,623	71,774
Registration fees	61,575	60,129	50,984
Legal	53,378	53,394	48,890
Printing	49,785	52,308	35,514
Trustees’ fees	47,193	53,095	51,585
Miscellaneous	33,593	38,050	20,393

Total expenses	5,867,086	4,945,345	2,420,949
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(75,833)
Less: expense offset arrangement (see Note B)	(9,118)	(9,642)	(4,074)

Net expenses	5,857,968	4,935,703	2,341,042

Net investment income	6,993,253	6,543,825	2,897,630

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(5,002,724)	1,887,066	1,305,990
Futures contracts	(190,366)	(43,138)	(24,271)
Swap contracts	– 0	–	74,306	41,504
Foreign currency transactions	(65,907)	24,119	(6,663)
Net change in unrealized appreciation/depreciation of:
Investments	(97,408,564)	(29,324,690)	(7,212,125)
Futures contracts	(26,159)	(5,319)	(4,139)
Swap contracts	– 0	–	(21,036)	(78,757)
Foreign currency denominated assets and liabilities	(15,617)	(1,657)	1,658

Net loss on investment and foreign currency transactions	(102,709,337)	(27,410,349)	(5,976,803)

Contributions from Adviser (see Note B)	1,295	34	– 0	–

Net Decrease in Net Assets from Operations	$(95,714,789)	$(20,866,490)	$(3,079,173)

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,993,253	$3,673,530
Net realized gain (loss) on investment and foreign currency transactions	(5,258,997)	9,271,094
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(97,450,340)	35,111,947
Contributions from Adviser (see Note B)	1,295	742

Net increase (decrease) in net assets from operations	(95,714,789)	48,057,313
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,298,708)	(584,666)
Class B	(60,581)	– 0	–
Class C	(145,228)	– 0	–
Advisor Class	(3,455,087)	(1,090,858)
Net realized gain on investment transactions
Class A	(3,858,483)	(346,184)
Class B	(801,228)	(90,032)
Class C	(1,920,754)	(174,184)
Advisor Class	(7,783,437)	(434,413)
Transactions in Shares of Beneficial Interest
Net increase	142,292,218	193,585,685

Total increase	27,253,923	238,922,661
Net Assets
Beginning of period	521,273,627	282,350,966

End of period (including undistributed net investment income of $4,564,798 and $2,787,540, respectively)	$548,527,550	$521,273,627

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,543,825	$5,347,641
Net realized gain on investment and foreign currency transactions	1,942,353	12,064,443
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(29,352,702)	9,114,352
Contributions from Adviser (see Note B)	34	76,789

Net increase (decrease) in net assets from operations	(20,866,490)	26,603,225
Dividends to Shareholders from
Net investment income
Class A	(4,496,220)	(3,728,759)
Class B	(681,040)	(643,794)
Class C	(1,068,152)	(763,232)
Advisor Class	(246,428)	(206,250)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(8,489,974)	23,521,599

Total increase (decrease)	(35,848,304)	44,782,789
Net Assets
Beginning of period	375,076,864	330,294,075

End of period (including undistributed net investment income of $1,114,253 and $963,843, respectively)	$339,228,560	$375,076,864

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

Wealth Preservation Strategy
Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,897,630	$2,638,889
Net realized gain on investment and foreign currency transactions	1,316,560	5,024,140
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,293,363)	1,427,095
Contributions from Adviser (see Note B)	– 0	–	26,602

Net increase (decrease) in net assets from operations	(3,079,173)	9,116,726
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,804,864)	(1,681,347)
Class B	(390,534)	(423,448)
Class C	(482,944)	(381,763)
Advisor Class	(177,988)	(156,231)
Net realized gain on investment transactions
Class A	(2,914,549)	(1,109,477)
Class B	(1,005,153)	(453,869)
Class C	(1,180,736)	(392,078)
Advisor Class	(250,127)	(92,409)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,024,117	(6,152,821)

Total decrease	(10,261,951)	(1,726,717)
Net Assets
Beginning of period	159,547,389	161,274,106

End of period (including undistributed net investment income of $408,776 and $438,545, respectively)	$149,285,438	$159,547,389

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2008

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows (the “Expense Caps”):

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2008, such reimbursement amounted to $0, $0 and $75,833, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively. The Expense Caps for both Balanced Wealth Strategy and Wealth Appreciation Strategy will expire on January 1, 2009.

During the year ended August 31, 2008, the Adviser reimbursed the funds $1,295, $34 and $0, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors. During the year ended August 31, 2007, the Adviser reimbursed the funds $742, $76,789 and $26,602, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Notes to Financial Statements

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $138,753, $172,075 and $70,495 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2008.

For the year ended August 31, 2008, the Strategies’ expenses were reduced by $9,118, $9,642 and $4,074 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2008 is as follows:

Tax-Managed Strategy	Market Value August 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value August 31, 2008 (000)
Wealth Appreciation	$14,776	$145,062	$145,206	$453	$14,632
Balanced Wealth	3,659	94,824	96,462	110	2,021
Wealth Preservation	1,705	73,931	74,411	65	1,225

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$41,078	$2,733	$38,563	$11,167
Balanced Wealth	65,557	15,475	59,833	16,941
Wealth Preservation	35,308	616	37,668	14,698

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended August 31, 2008 amounted to $398,496, $124,928 and $34,945 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, of which $0 and $1,609; $0 and $271; and $0 and $236 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2008, were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$403,281,888	$272,400,261
Balanced Wealth	172,921,671	178,106,191
Wealth Preservation	99,096,532	100,735,834

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

There were no investment transactions in U.S. government securities during the year ended August 31, 2008.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Tax-Managed Strategy	Cost	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
		Appreciation	(Depreciation)
Wealth Appreciation	$584,855,473	$39,769,452	$(76,605,819)	$(36,836,367)
Balanced Wealth	332,353,705	25,204,174	(21,581,276)	3,622,898
Wealth Preservation	147,040,302	7,683,904	(5,135,896)	2,548,008

1. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Strategy bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Strategy.

The Strategies’ custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategy having a value at least equal to the aggregate amount of the Strategies’ commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

3. Swap Agreements

The Strategies may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

4. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	2,373,603	2,974,845	$35,279,696	$46,152,953

Shares issued in reinvestment of dividends and distributions	298,252	54,854	4,533,424	833,240

Shares converted from Class B	99,650	77,520	1,476,589	1,214,193

Shares redeemed	(2,470,523)	(1,386,319)	(35,799,794)	(21,391,623)

Net increase	300,982	1,720,900	$5,489,915	$26,808,763

Class B
Shares sold	151,144	346,238	$2,222,735	$5,217,446

Shares issued in reinvestment of dividends and distributions	53,481	5,407	799,535	80,842

Shares converted to Class A	(101,681)	(78,972)	(1,476,589)	(1,214,193)

Shares redeemed	(332,226)	(271,644)	(4,708,128)	(4,072,888)

Net increase (decrease)	(229,282)	1,029	$(3,162,447)	$11,207

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class C
Shares sold	781,464	1,582,094	$11,497,733	$23,919,398

Shares issued in reinvestment of dividends and distributions	122,407	8,203	1,831,217	122,711

Shares redeemed	(848,645)	(549,211)	(11,844,795)	(8,383,253)

Net increase	55,226	1,041,086	$1,484,155	$15,658,856

Advisor Class
Shares sold	13,459,752	11,949,951	$198,030,515	$185,909,349

Shares issued in reinvestment of dividends and distributions	720,239	97,175	11,005,266	1,482,885

Shares redeemed	(4,805,373)	(2,307,034)	(70,555,186)	(36,285,375)

Net increase	9,374,618	9,740,092	$138,480,595	$151,106,859

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	3,799,248	4,312,487	$47,844,096	$54,551,447

Shares issued in reinvestment of dividends	326,458	271,735	4,098,454	3,428,225

Shares converted from Class B	394,130	349,831	4,950,406	4,472,675

Shares redeemed	(4,423,674)	(3,910,998)	(55,196,079)	(49,422,204)

Net increase	96,162	1,023,055	$1,696,877	$13,030,143

Class B
Shares sold	385,716	620,366	$4,881,043	$7,845,975

Shares issued in reinvestment of dividends	49,761	46,186	625,857	583,979

Shares converted to Class A	(393,759)	(350,019)	(4,950,406)	(4,472,675)

Shares redeemed	(729,426)	(858,505)	(9,101,669)	(10,863,127)

Net decrease	(687,708)	(541,972)	$(8,545,175)	$(6,905,848)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class C
Shares sold	1,308,985	2,265,042	$16,629,643	$28,810,314

Shares issued in reinvestment of dividends	75,200	44,975	947,108	570,980

Shares redeemed	(1,485,952)	(1,108,711)	(18,570,091)	(14,063,973)

Net increase (decrease)	(101,767)	1,201,306	$(993,340)	$15,317,321

Advisor Class
Shares sold	259,440	405,906	$3,279,760	$5,120,127

Shares issued in reinvestment of dividends	17,504	13,126	219,846	165,706

Shares redeemed	(332,012)	(250,650)	(4,147,942)	(3,205,850)

Net increase (decrease)	(55,068)	168,382	$(648,336)	$2,079,983

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	2,068,174	2,408,365	$23,717,177	$28,242,242

Shares issued in reinvestment of dividends and distributions	350,702	208,654	4,004,026	2,432,666

Shares converted from Class B	215,489	218,079	2,468,278	2,560,069

Shares redeemed	(2,380,088)	(3,203,234)	(27,159,954)	(37,498,697)

Net increase (decrease)	254,277	(368,136)	$3,029,527	$(4,263,720)

Class B
Shares sold	228,476	275,087	$2,670,056	$3,300,835

Shares issued in reinvestment of dividends and distributions	105,373	61,271	1,233,500	731,154

Shares converted to Class A	(210,414)	(213,214)	(2,468,278)	(2,560,069)

Shares redeemed	(616,444)	(677,129)	(7,196,179)	(8,116,669)

Net decrease	(493,009)	(553,985)	$(5,760,901)	$(6,644,749)

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class C
Shares sold	1,157,001	931,121	$13,638,410	$11,175,475

Shares issued in reinvestment of dividends and distributions	123,713	46,114	1,449,475	550,967

Shares redeemed	(853,779)	(719,097)	(9,993,887)	(8,624,503)

Net increase	426,935	258,138	$5,093,998	$3,101,939

Advisor Class
Shares sold	165,821	271,435	$1,893,919	$3,168,996

Shares issued in reinvestment of dividends and distributions	30,194	19,558	345,264	228,438

Shares redeemed	(315,156)	(149,205)	(3,577,690)	(1,743,725)

Net increase (decrease)	(119,141)	141,788	$(1,338,507)	$1,653,709

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments in securities denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

Wealth Appreciation Strategy	2008	2007
Distributions paid from:
Ordinary income	$5,150,088	$1,675,524
Long-term capital gains	14,173,418	1,044,813

Total taxable distributions	19,323,506	2,720,337

Total distributions paid	$19,323,506	$2,720,337

Balanced Wealth Strategy	2008	2007
Distributions paid from:
Ordinary income	$2,317,130	$1,792,214

Total taxable distributions	2,317,130	1,792,214
Tax exempt distributions	4,174,710	3,549,821

Total distributions paid	$6,491,840	$5,342,035

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Wealth Preservation Strategy	2008	2007
Distributions paid from:
Ordinary income	$1,027,678	$535,527
Long-term capital gains	4,945,076	2,047,833

Total taxable distributions	5,972,754	2,583,360
Tax exempt distributions	2,234,142	2,107,262

Total distributions paid	$8,206,896	$4,690,622

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Wealth Appreciation	$4,466,585	$	– 0	–	$(9,145,826)		$(36,875,044)	$(41,554,285)
Balanced Wealth(a)	1,085,163		– 0	–	(4,704,895)		3,638,648	18,916
Wealth Preservation(a)	400,501		599,443		– 0	–	2,493,030	3,492,974

(a)	Includes tax exempt income of $26,077 and $71,899, respectively.

(b)

During the fiscal year ended August 31, 2008, the Balanced Wealth Strategy had a net capital loss carryforward of $3,748,563, of which $1,443,213 expires in the year 2011 and $2,305,350 expires in the year 2010. The Balanced Wealth Strategy utilized $3,463,390 of prior year capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital, currency and passive foreign investment companies losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation Strategy elected to defer $9,145,826 of capital losses to the next taxable year. In addition, Balanced Wealth Strategy elected to defer $956,332 of capital losses to the next taxable year.

(c)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income(loss) accrual and mark-to-market on passive foreign investment companies, futures contracts and partnerships.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferred compensation and accrual of swap income.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to a reclassification of distributions, tax treatment of foreign currency, and advisor contributions resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease in additional paid in capital.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to the tax treatment of foreign currency, the tax treatment of swaps, and advisor contributions resulted in a net increase in undistributed net investment income, net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid in capital.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to a reclassification of distributions, the tax treatment of

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

foreign currency, the tax treatment of swaps, and advisor contributions resulted in a net decrease in undistributed net investment income a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid in capital.

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Strategies’ financial statements.

NOTE K

Subsequent Event

Recent market events have increased the volatility of the prices of certain securities held by the Strategies. For example, subsequent to the fiscal year end of the Strategies, the U.S. Government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holding Inc. (Lehman) filed for Chapter 11 bankruptcy; and Bank of America Corporation agreed to acquire Merrill Lynch & Co., Inc. In addition, the Federal Reserve Board, with the full support of The U.S. Department of Treasury, authorized the Federal Reserve Bank of New York to lend up to $123 billion to American International Group, Inc. The values of the positions held by the Strategies in securities of these issuers may have been adversely impacted since the date of these financial statements. To the extent that the Strategies continue to own these securities, the price of these securities may be subject to continued volatility. Updated information regarding the Strategies’ positions in these issuers is available at the Strategies’ website at www.alliancebernstein.com.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,						September 2, 2003(a) to August 31,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 15.94	$ 14.00	$ 12.66		$ 10.77		$ 10.00

Income From Investment Operations
Net investment income(b)	.17	.14	.08		.04	(c)	.01	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.58)	1.93	1.42		1.86		.77
Contributions from Adviser	.00 (e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.41)	2.07	1.50		1.90		.78

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.08)	(.01)		(.01)		(.01)
Distributions from net realized gain on investment transactions	(.41)	(.05)	(.15)		– 0	–	– 0	–

Total dividends and distributions	(.55)	(.13)	(.16)		(.01)		(.01)

Net asset value, end of period	$ 12.98	$ 15.94	$ 14.00		$ 12.66		$ 10.77

Total Return
Total investment return based on net asset value(f)	(15.63)%	14.76%	11.87%		17.65%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,356	$144,257	$102,651		$55,691		$29,431
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.14%	1.36	%(g)	1.50%		1.55	%(h)
Expenses, before waivers/reimbursements	1.10%	1.14%	1.36	%(g)	1.63%		2.28	%(h)
Net investment income	1.18%	.89%	.59	%(g)	.34	%(c)	.10	%(c)(d)(h)
Portfolio turnover rate	50%	48%	40%		51%		21%

See footnote summary on page 114

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,	September 2, 2003(a) to August 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 15.61	$ 13.75	$ 12.51	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.07	.02	(.02)	(.04	)(c)	(.06	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.54)	1.89	1.41	1.84	.77
Contributions from Adviser	.00	(e)	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.47)	1.91	1.39	1.80	.71

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.41)	(.05)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.05)	(.15)	– 0	–	– 0	–

Net asset value, end of period	$ 12.70	$ 15.61	$ 13.75	$ 12.51	$ 10.71

Total Return
Total investment return based on net asset value(f)	(16.24)%	13.87%	11.11%	16.81%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,322	$31,029	$27,310	$21,413	$14,481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82%	1.86%	2.09	%(g)	2.20%	2.25	%(h)
Expenses, before waivers/reimbursements	1.82%	1.86%	2.09	%(g)	2.33%	2.95	%(h)
Net investment income (loss)	.45%	.14%	(.16	)%(g)	(.37	)%(c)	(.57	)%(c)(d)(h)
Portfolio turnover rate	50%	48%	40%	51%	21%

See footnote summary on page 114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,	September 2, 2003(a) to August 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 15.62	$ 13.75	$ 12.52	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.07	.03	(.01)	(.04	)(c)	(.06	) (c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.54)	1.89	1.39	1.85	.77
Contributions from Adviser	.00	(e)	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.47)	1.92	1.38	1.81	.71

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.41)	(.05)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.05)	(.15)	– 0	–	– 0	–

Net asset value, end of period	$ 12.71	$ 15.62	$ 13.75	$ 12.52	$ 10.71

Total Return
Total investment return based on net asset value(f)	(16.23)%	13.94%	11.02%	16.90%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,982	$70,425	$47,689	$25,751	$14,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81%	1.85%	2.06	%(g)	2.20%	2.25	%(h)
Expenses, before waivers/reimbursements	1.81%	1.85%	2.06	%(g)	2.33%	2.98	%(h)
Net investment income (loss)	.48%	.18%	(.09	)%(g)	(.36	)%(c)	(.59	)%(c)(d)(h)
Portfolio turnover rate	50%	48%	40%	51%	21%

See footnote summary on page 114

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,						September 2, 2003(a) to August 31,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 16.05	$ 14.09	$ 12.72		$ 10.80		$ 10.00

Income From Investment Operations
Net investment income(b)	.22	.20	.17		.08	(c)	.01	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.61)	1.92	1.38		1.87		.80
Contributions from Adviser	.00 (e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.39)	2.12	1.55		1.95		.81

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.11)	(.03)		(.03)		(.01)
Distributions from net realized gain on investment transactions	(.41)	(.05)	(.15)		– 0	–	– 0	–

Total dividends and distributions	(.59)	(.16)	(.18)		(.03)		(.01)

Net asset value, end of period	$ 13.07	$ 16.05	$ 14.09		$ 12.72		$ 10.80

Total Return
Total investment return based on net asset value(f)	(15.41)%	15.09%	12.23%		18.02%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$346,868	$275,563	$104,701		$3,594		$1,771
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.84%	1.01	%(g)	1.20%		1.36	%(h)
Expenses, before waivers/reimbursements	.80%	.84%	1.01	%(g)	1.34%		2.65	%(h)
Net investment income	1.52%	1.26%	1.26	%(g)	.64	%(c)	.13	%(c)(d)(h)
Portfolio turnover rate	50%	48%	40%		51%		21%

See footnote summary on page 114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 12.86	$ 12.09	$ 11.49		$ 10.61		$ 10.04

Income From Investment Operations
Net investment income(b)	.25	.22	.19		.15	(c)	.10	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.92)	.77	.58		.87		.54
Contributions from Adviser	.00 (e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.67)	.99	.77		1.02		.64

Less: Dividends
Dividends from net investment income	(.25)	(.22)	(.17)		(.14)		(.07)

Net asset value, end of period	$ 11.94	$ 12.86	$ 12.09		$ 11.49		$ 10.61

Total Return
Total investment return based on net asset value(f)	(5.26)%	8.26%	6.72%		9.65%		6.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209,200	$224,147	$198,406		$144,983		$97,552
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%	1.10%	1.18	%(g)	1.20%		1.31%
Expenses, before waivers/reimbursements	1.08%	1.10%	1.18	% (g)	1.29%		1.80%
Net investment income	2.03%	1.76%	1.60	%(g)	1.35	% (c)	.91	%(c)(d)
Portfolio turnover rate	48%	51%	57%		51%		129%

See footnote summary on page 114

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 12.87	$ 12.10	$ 11.50		$ 10.62		$ 10.08

Income From Investment Operations
Net investment income(b)	.16	.13	.10	(c)	.07	(c)	.02	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.77	.58		.87		.53
Contributions from Adviser	.00 (e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.77)	.90	.68		.94		.55

Less: Dividends
Dividends from net investment income	(.16)	(.13)	(.08)		(.06)		(.01)

Net asset value, end of period	$ 11.94	$ 12.87	$ 12.10		$ 11.50		$ 10.62

Total Return
Total investment return based on net asset value(f)	(6.03)%	7.49%	5.97%		8.89%		5.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,855	$57,171	$60,329		$57,826		$50,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81%	1.82%	1.90	%(g)	1.90%		2.03%
Expenses, before waivers/reimbursements	1.81%	1.82%	1.91	%(g)	2.02%		2.53%
Net investment income	1.29%	1.03%	.86	%(c)(g)	.64	%(c)	.18	%(c)(d)
Portfolio turnover rate	48%	51%	57%		51%		129%

See footnote summary on page 114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 12.89	$ 12.13	$ 11.52		$ 10.64		$ 10.09

Income From Investment Operations
Net investment income(b)	.17	.14	.11		.07	(c)	.03	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.75	.58		.87		.53
Contributions from Adviser	.00 (e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.76)	.89	.69		.94		.56

Less: Dividends
Dividends from net investment income	(.16)	(.13)	(.08)		(.06)		(.01)

Net asset value, end of period	$ 11.97	$ 12.89	$ 12.13		$ 11.52		$ 10.64

Total Return
Total investment return based on net asset value(f)	(5.94)%	7.39%	6.05%		8.87%		5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,247	$83,433	$63,889		$45,364		$26,766
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79%	1.80%	1.89	%(g)	1.90%		1.99%
Expenses, before waivers/reimbursements	1.79%	1.80%	1.89	%(g)	2.00%		2.52%
Net investment income	1.32%	1.07%	.89	%(g)	.65	%(c)	.26	%(c)(d)
Portfolio turnover rate	48%	51%	57%		51%		129%

See footnote summary on page 114

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,						September 2, 2003(i) to August 31, 2004
	2008	2007	2006		2005

Net asset value, beginning of period	$ 12.88	$ 12.11	$ 11.50		$ 10.62		$ 10.13

Income From Investment Operations
Net investment income(b)	.30	.26	.23		.18	(c)	.12	(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.77	.58		.87		.46
Contributions from Adviser	.00 (e)	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	1.03	.81		1.05		.58

Less: Dividends
Dividends from net investment income	(.29)	(.26)	(.20)		(.17)		(.09)

Net asset value, end of period	$ 11.95	$ 12.88	$ 12.11		$ 11.50		$ 10.62

Total Return
Total investment return based on net asset value(f)	(5.05)%	8.57%	7.11%		9.95%		5.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,927	$10,326	$7,670		$4,774		$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78%	.79%	.88	%(g)	.90%		1.00	%(h)
Expenses, before waivers/reimbursements	.78%	.79%	.88	%(g)	1.00%		1.48	%(h)
Net investment income	2.34%	2.07%	1.91	%(g)	1.66	%(c)	1.24	%(c)(d)(h)
Portfolio turnover rate	48%	51%	57%		51%		129%

See footnote summary on page 114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class A
Year Ended August 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.83	$ 11.51	$ 11.16	$ 10.65	$ 10.28

Income From Investment Operations
Net investment income(b)(c)	.24	.23	.20	.13	.07	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	.47	.33	.50	.34
Contributions from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	.70	.53	.63	.41

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.23)	(.18)	(.12)	(.04)
Distributions from net realized gain on investment transactions	(.40)	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.38)	(.18)	(.12)	(.04)

Net asset value, end of period	$ 11.01	$ 11.83	$ 11.51	$ 11.16	$ 10.65

Total Return
Total investment return based on net asset value(f)	(1.65)%	6.15%	4.79%	5.95%	3.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,615	$85,786	$87,717	$70,145	$55,937
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%	1.20%	1.20	%(g)	1.20%	1.33%
Expenses, before waivers/reimbursements	1.24%	1.26%	1.33	%(g)	1.37%	1.79%
Net investment income(c)	2.10%	1.93%	1.73	%(g)	1.23%	.68	%(d)
Portfolio turnover rate	65%	59%	75%	63%	173%

See footnote summary on page 114

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class B
Year Ended August 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 12.10	$ 11.76	$ 11.40	$ 10.87	$ 10.54

Income From Investment Operations
Net investment income (loss)(b)(c)	.16	.15	.12	.06	(.01	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.48	.34	.51	.35
Contributions from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)	.63	.46	.57	.34

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.14)	(.10)	(.04)	(.01)
Distributions from net realized gain on investment transactions	(.40)	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)	(.29)	(.10)	(.04)	(.01)

Net asset value, end of period	$ 11.27	$ 12.10	$ 11.76	$ 11.40	$ 10.87

Total Return
Total investment return based on net asset value(f)	(2.42)%	5.42%	4.01%	5.25%	3.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,534	$32,293	$37,910	$42,831	$46,781
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90%	1.90	%(g)	1.90%	2.05%
Expenses, before waivers/reimbursements	1.97%	1.98%	2.06	%(g)	2.10%	2.52%
Net investment income (loss)(c)	1.40%	1.22%	1.00	%(g)	.51%	(.06	)%(d)
Portfolio turnover rate	65%	59%	75%	63%	173%

See footnote summary on page 114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class C
Year Ended August 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 12.11	$ 11.77	$ 11.41	$ 10.88	$ 10.55

Income From Investment Operations
Net investment income(b)(c)	.16	.15	.12	.06	.00	(d)(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.48	.34	.51	.34
Contributions from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)	.63	.46	.57	.34

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.14)	(.10)	(.04)	(.01)
Distributions from net realized gain on investment transactions	(.40)	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)	(.29)	(.10)	(.04)	(.01)

Net asset value, end of period	$ 11.28	$ 12.11	$ 11.77	$ 11.41	$ 10.88

Total Return
Total investment return based on net asset value(f)	(2.42)%	5.42%	4.00%	5.25%	3.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,443	$33,937	$29,954	$26,075	$22,284
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90%	1.90	%(g)	1.90%	2.01%
Expenses, before waivers/reimbursements	1.95%	1.96%	2.04	%(g)	2.08%	2.50%
Net investment income (loss)(c)	1.40%	1.24%	1.02	%(g)	.53%	(.01	)%(d)
Portfolio turnover rate	65%	59%	75%	63%	173%

See footnote summary on page 114

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Advisor Class
Year Ended August 31,	September 2, 2003(i) to August 31, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 11.85	$ 11.53	$ 11.19	$ 10.67	$ 10.29

Income From Investment Operations
Net investment income(b)(c)	.28	.26	.23	.18	.09	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	.48	.32	.49	.34
Contributions from Adviser	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.15)	.74	.55	.67	.43

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.27)	(.21)	(.15)	(.05)
Distributions from net realized gain on investment transactions	(.40)	(.15)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.67)	(.42)	(.21)	(.15)	(.05)

Net asset value, end of period	$ 11.03	$ 11.85	$ 11.53	$ 11.19	$ 10.67

Total Return
Total investment return based on net asset value(f)	(1.36)%	6.46%	4.99%	6.33%	4.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,693	$7,531	$5,693	$4,494	$297
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.90%	.90	%(g)	.90%	.99	%(h)
Expenses, before waivers/reimbursements	.95%	.96%	1.03	%(g)	1.10%	1.48	%(h)
Net investment income(c)	2.41%	2.24%	2.02	%(g)	1.67%	.98	%(d)(h)
Portfolio turnover rate	65%	59%	75%	63%	173%

See footnote summary on page 114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived and reimbursed by the Adviser.

(d)	Net of fees and expenses waived and reimbursed by the Transfer Agent.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

(i)	Commencement of distributions.

See notes to financial statements.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy, each a series of the AllianceBernstein Portfolios (the “Funds”), as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy as of August 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Balanced Wealth Strategy and the Wealth Preservation Strategy designate 64.31% and 27.22%, respectively, of total dividends paid during the fiscal year ended August 31, 2008, as “exempt interest dividends”.

For the fiscal year ended August 31, 2008, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. As such, 100% of total taxable ordinary dividends paid by Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, represents the amount of qualified dividend income.

92.46%, 76.44%, 59.10% of the total taxable ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

For fiscal year ended August 31, 2008, Wealth Appreciation Strategy designates $14,173,418 as long-term capital gain dividends. In addition the Wealth Preservation Strategy designates $4,945,076 as long-term capital gain dividends.

For foreign shareholders, the Wealth Appreciation Strategy designates 4.9% of ordinary dividends paid as interest-related dividends. In addition, the Balanced Wealth Strategy designates 1.77% of ordinary dividends paid as interest-related dividends, and Wealth Preservation Strategy designates 10.67% of ordinary dividends paid as interest-related dividends. In addition, for foreign shareholders only, the Wealth Preservation Strategy designates $299,578 of ordinary income distributed as qualified short-term capital gains.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2009.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner (1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Stephen Beinhacker, Vice President

Michael P. Curcio, Vice President

Henry S. D’Auria, Vice President

Robert B. (Guy) Davidson III, Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Thomas J. Fontaine(2), Vice President

Eric J. Franco, Vice President

Daniel T. Grasman(2), Vice President

Mark A. Hamilton(2), Vice President

David P. Handke, Jr., Vice President

Dokyoung Lee(2), Vice President

Alan E. Levi, Vice President

Joshua B. Lisser(2), Vice President

John P. Mahedy, Vice President

Christopher W. Marx, Vice President

Teresa Marziano, Vice President

Seth J. Masters(2), Vice President

Melanie A. May, Vice President

Marc O. Mayer(2), Vice President

Christopher H. Nikolich(2), Vice President

Jimmy K. Pang, Vice President

Joseph G. Paul, Vice President

John D. Phillips, Vice President

James G. Reilly, Vice President

Lisa A. Shalett, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice President

P. Scott Wallace, Vice President

Greg J. Wilensky, Vice President

Kewjin Yuoh, Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Mayer, Lee, Fontaine, Grasman, Masters and Nikolich are the members of the Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of the Adviser since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SCB & Co.”)) and its predecessor.	96	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 76 (1998)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	98	None

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 66 (1999)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	96	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	96	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	96	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	96

Garry L. Moody, # 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	95	None

Marshall C. Turner, Jr., # 67 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund’s Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	97	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested trustee”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Stephen Beinhacker 44	Vice President	Senior President of the Adviser**, with which he has been associated since prior to 2003.

Michael P. Curcio 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Henry S. D’Auria 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Robert B. (Guy) Davidson III 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Sharon E. Fay 48	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003.

Marilyn G. Fedak 61	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Thomas J. Fontaine 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Eric J. Franco 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Daniel T. Grasman 44	Vice President	Vice President of the Adviser** since 2004. Prior thereto, he was co-founder and COO of Xelector since prior to 2003.

Mark A. Hamilton 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

David P. Handke, Jr. 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Dokyoung Lee 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Alan E. Levi 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joshua B. Lisser 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

John P. Mahedy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Christopher W. Marx 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Teresa Marziano, 54	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Seth J. Masters 49	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Melanie A. May 38	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2003.

Marc O. Mayer 51	Vice President	See biography above.

Christopher H. Nikolich 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

James K. Pang 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph G. Paul 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

John D. Phillips, Jr. 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

James G. Reilly 47	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Lisa A. Shalett 45	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003.

Kevin F. Simms 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Christopher M. Toub 49	Senior Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

P. Scott Wallace 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Greg J. Wilensky 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Kewjin Yuoh 37	Vice President	Vice President of the Adviser**, with which he has been associated since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Vice President of ABIS**, with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 5-7, 2008.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all- important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index, in each case for various periods ended April 30, 2008 and (in the case of the composite index) the since inception period.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Tax-Managed Wealth Appreciation Strategy was in the 5th quintile of the Performance Group and Performance Universe for the 1- and 3-year periods, and that the Strategy underperformed a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) in the 1- and 3-year and since inception periods (September 2003 inception). Based on their review, the trustees concluded that the Strategy’s relative performance over time was acceptable.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy was in the 2nd quintile of the Performance Group and Performance Universe for the 1-year period, 3rd quintile of the Performance Group and Performance Universe for the 3-year period, 4th quintile of the Performance Group and Performance Universe for the 5-year period and 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period, and that the Strategy underperformed a composite index (50% Standard & Poor’s 500 Stock Index/50% Lehman Brothers 5 Year General Obligation Municipal Index) (the “Index”) in the 1- and 10-year and since inception periods (May 1992 inception) but outperformed the Index in the 3- and 5-year periods. The trustees noted that the Strategy’s investment strategy had changed significantly in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The trustees noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and Performance Universe for the 3-year period, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and 2nd out of 3 of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Strategy underperformed a composite index (70% Lehman Brothers 5 Year General Obligation Municipal Index/30% Standard & Poor’s 500 Stock Index) in the 1-, 3-, 5- and 10-year and since inception periods (May 1992 inception). The trustees noted that the Strategy’s investment strategy had changed significantly in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as the Strategies. The trustees reviewed advisory fee information from the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involve investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the particular Strategy).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of AllianceBernstein Tax-Managed Wealth Preservation Strategy reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Strategies by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The trustees noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was the same as the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

(if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Trustees on August 5 – August 7, 2008.

2	It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include “AllianceBernstein.”

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$352.9	Tax-Managed Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$557.9	Tax-Managed Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$152.0	Tax-Managed Wealth Preservation Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. Except for Tax-Managed Preservation Strategy, the expense caps of the Strategies are to be terminated on December 31, 2008. Note that, except for all share classes of Tax-Managed Wealth Preservation Strategy, the Strategies were operating below their expense caps during the most recent semi-annual period. Accordingly, the expense limitation undertaking of those Strategies were of no effect. In addition, set forth

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

below are the gross expense ratios of each Strategy during the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)[5]		Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.20 1.90 1.90 0.90	% % % %	1.08 1.80 1.79 0.78	% % % %	August 31

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.50 2.20 2.20 1.20	% % % %	1.11 1.83 1.81 0.81	% % % %	August 31

Tax-Managed Wealth Preservation Strategy	Class A Class B Class C Advisor	1.20 1.90 1.90 0.90	% % % %	1.25 1.97 1.95 0.95	% % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell

5	Annualized.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.6 However, with respect to the Strategies, the Adviser has represented in the Adviser’s Form ADV that there are no institutional products that have substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the subject Strategy.8

Tax-Managed Wealth Appreciation Strategy’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee[9]	Lipper Exp. Group Median	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.784	1/13
Tax-Managed Wealth Appreciation Strategy[10]	0.650	0.887	1/14
Tax-Managed Wealth Preservation Strategy	0.550	0.580	2/9

Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).11 Since Lipper had expanded Tax-Managed Wealth Appreciation Strategy’s EG, under Lipper’s standard guidelines, the Strategy’s EU was also expanded to include peers that had a similar but not the same Lipper investment classification/objective as the Strategy.12 The result of that analysis is set forth below:

Strategy	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.095	1.220	2/13	1.158	15/38

Tax-Managed Wealth Appreciation Strategy[14]	1.144	1.450	1/14	1.477	4/38

Tax-Managed Wealth Preservation Strategy	1.200	1.200	5/9	1.430	13/30

Based on this analysis, the Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy have a more favorable ranking on a management fee basis than on a total expense ratio basis than their respective EGs. The Tax-Managed Wealth Appreciation Strategy has equally favorable rankings on a management fee and total ratio basis.

9	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

10	The Strategy’s EG includes the Strategy, six other Global Large-Cap Growth funds (“GLCG”), five Global Multi-Cap Growth funds (“GMLG”) and two Global Multi-Cap Core funds (“GMLC”).

11	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The expansion of the Strategy’s EU was not requested by the Adviser or the Senior Officer. They requested only the EG be expanded.

13	The total expense ratios shown are for the Strategies’ Class A shares.

14	The Strategy’s EU includes the Strategy, EG, and all other retail front-end GLCG, GMLG and GMLC funds, excluding outliers.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability percentage from providing investment advisory services to each Strategy decreased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$86,009
Tax-Managed Wealth Appreciation Strategy	$64,039
Tax-Managed Wealth Preservation Strategy	$39,673

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,977,634	$113,181
Tax-Managed Wealth Appreciation Strategy	$1,295,124	$49,542
Tax-Managed Wealth Preservation Strategy	$930,574	$53,844

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[16]
Tax-Managed Balanced Wealth Strategy	$176,697	$23,458
Tax-Managed Wealth Appreciation Strategy	$102,886	$5,790
Tax-Managed Wealth Preservation Strategy	$73,761	$11,332

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

16	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were generally in line with their peers.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)20 for the periods ended April 30, 2008:21

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	-0.11	-1.06	-1.01	4/13	34/89
3 year	6.56	6.46	6.69	6/12	39/71
5 year	7.44	7.76	8.17	8/12	38/52
10 year	3.20	3.60	4.12	7/10	31/36

Tax-Managed Wealth Appreciation Strategy
1 year	-4.61	1.64	1.67	6/7	15/18
3 year	10.19	13.41	12.83	7/7	13/14

Tax-Managed Wealth Preservation Strategy
1 year	1.76	1.76	0.46	5/9	29/93
3 year	5.11	5.11	5.24	4/7	36/64
5 year	4.85	4.85	5.73	4/7	24/36
10 year	3.93	3.93	4.29	2/3	10/17

20	A Strategy’s PG/PU may not be identical to the Strategy’s corresponding EG/EU as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

21	It should be noted that until September 2, 2003, Tax-Managed Balanced Wealth Strategy, which was formerly called Alliance Growth Investors Fund, and Tax-Managed Wealth Preservation Strategy, which was formerly called Alliance Conservative Investors Fund, were using different investment strategies, most notably, the Strategies were not-taxed managed funds.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)22 versus their benchmarks:

	Periods Ending April 30, 2008 Annualized Net Performance
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)[26]
Tax-Managed Balanced Wealth Strategy	-0.11	6.56	7.44	3.20	7.05
50% S&P 500 Stock Index/50% Lehman Brothers 5 year GO Muni Bond Index	0.76	6.13	7.08	4.62	10.37
S&P 500 Stock Index	-4.68	8.23	10.62	3.89	9.87
Lehman Brothers 5 year GO Muni Bond Index	6.05	3.82	3.40	4.70	5.20
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	-4.61	10.19	N/A	N/A	9.84
70% S&P 500 Stock Index/30% MSCI EAFE Index (Net)	-3.75	10.64	N/A	N/A	11.79
S&P 500 Stock Index	-4.68	8.23	N/A	N/A	8.70
MSCI EAFE Index (Net)	-1.78	16.25	N/A	N/A	18.34
Inception Date: September 2, 2003

Tax-Managed Wealth Preservation Strategy	1.76	5.11	4.85	3.93	5.85
70% Lehman Brothers 5 year GO Muni Bond Index/30% S&P 500 Stock Index	2.90	5.23	5.62	4.73	10.40
Lehman Brothers 5 Year GO Muni Bond Index	6.05	3.82	3.40	4.70	5.20
S&P 500 Stock Index	-4.68	8.23	10.62	3.89	9.87
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

22	The performance returns shown are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2008.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0808

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Balanced Wealth Strategy	2007	$22,250	$—	$12,650
	2008	$22,750		$16,863
AllianceBernstein Wealth Appreciation Strategy	2007	$22,250		$12,650
	2008	$22,750		$18,363
AllianceBernstein Wealth Preservation Strategy	2007	$22,250		$12,650
	2008	$22,750		$16,863
AllianceBernstein Tax-Managed Balanced Wealth Strategy	2007	$38,500		$11,850
	2008	$40,200		$21,325
AllianceBernstein Tax-Managed Wealth Appreciation Strategy	2007	$38,500		$11,850
	2008	$40,200		$20,275
AllianceBernstein Tax-Managed Wealth Preservation Strategy	2007	$38,500		$11,850
	2008	$40,200		$18,825

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Balanced Wealth Strategy	2007	$663,772	$ $ $	12,650 — (12,650)
	2008	$323,413	$ $ $	16,863 — (16,863)
AllianceBernstein Wealth Appreciation Strategy	2007	$663,772	$ $ $	12,650 — (12,650)
	2008	$324,913	$ $ $	18,363 — (18,363)
AllianceBernstein Wealth Preservation Strategy	2007	$663,772	$ $ $	12,650 — (12,650)
	2008	$323,413	$ $ $	16,863 — (16,863)
AllianceBernstein Tax-Managed Balanced Wealth Strategy	2007	$662,972	$ $ $	11,850 — (11,850)
	2008	$327,875	$ $ $	21,325 — (21,325)
AllianceBernstein Tax-Managed Wealth Appreciation Strategy	2007	$662,972	$ $ $	11,850 — (11,850)
	2008	$326,825	$ $ $	20,275 — (20,275)
AllianceBernstein Tax-Managed Wealth Preservation Strategy	2007	$662,972	$ $ $	11,850 — (11,850)
	2008	$325,375	$ $ $	18,825 — (18,825)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 28, 2008